UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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Accenture Ltd

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Dear Shareholder:

The Accenture Board of Directors has unanimously approved and is submitting to our shareholders a proposal to change our parent company’s place of incorporation to Ireland from Bermuda.

As an Accenture shareholder, you will be asked to vote on this proposal, in person or by proxy, at shareholder meetings on August 5, 2009 at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA. Details of the business to be presented at the meetings can be found in the accompanying meeting notices and proxy statement.

After a careful review, our Board has determined that a change in Accenture’s place of incorporation to Ireland from Bermuda is in the best interests of the company and our shareholders. We believe that incorporating in Ireland will provide Accenture with economic benefits and help ensure our continued global competitiveness.

A member of the European Union, Ireland offers a sophisticated, well-developed corporate, legal and regulatory environment. It has a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with European Union member states, the United States and other countries around the world where Accenture does business. In addition, Ireland offers a stable political and economic environment and has the financial and legal infrastructure to meet Accenture’s needs, both today and in the future.

Accenture has offices in 52 countries and serves clients in more than 120 countries around the world. Ireland is part of Accenture’s largest geographic region, Europe/Middle East/Africa (EMEA), which accounts for nearly half of Accenture’s total net revenues, represents a significant business opportunity for the company, and is home to many of our largest clients. Accenture has a 40-year history as an employer and provider of services in Ireland. Today we serve a wide range of clients in Ireland, including the Irish government, and have significant operations and a substantial presence that has grown rapidly in recent years.

Approval of the proposal to move Accenture’s place of incorporation to Ireland will result in an exchange of your shares in Accenture Ltd, a Bermuda company, for shares in Accenture plc, an Irish company, on a one-for-one basis. Under U.S. federal income tax law, U.S. holders of our shares generally will not recognize a gain or a loss in this transaction. Certain other shareholders could recognize a gain or a loss as a result of this transaction depending on the laws in their jurisdictions.

We do not expect any material change in Accenture’s operations, financial results or tax treatment as a result of the change in our place of incorporation. Our shares will continue to be listed on the New York Stock Exchange under the ticker symbol “ACN.” The company will continue to be registered with the U.S. Securities and Exchange Commission (the “SEC”) and be subject to the same SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the New York Stock Exchange. We will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles (GAAP).

As explained in detail in the proxy statement, we are also asking you to approve a proposal to establish distributable reserves. Distributable reserves are needed so that we are in a position to pay dividends and buy back shares in the future.

The proxy statement provides important information about the change in our place of incorporation and related matters. We encourage you to read the entire document carefully, including the “Risk Factors” section, before voting by proxy or at the meetings.

Your vote is very important. Your Board of Directors unanimously recommends that you vote to approve all of the proposals on the agenda.

To approve the change of Accenture’s place of incorporation to Ireland, we will need to conduct separate votes of our Class A and Class X common shareholders. We must obtain affirmative votes of 75% of each class of shares voting. In addition, to establish distributable reserves, we must obtain the affirmative vote of more than 50% of all shares voting. For each of these votes, a majority of the applicable shares must be represented at the meeting in person or by proxy.

To ensure that your shares are voted in accordance with your wishes, please: mark, date, sign and return the enclosed proxy card in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by telephone or by using the Internet, as described in the proxy statement.

If you have any questions about the meetings or require assistance, please call Innisfree M&A Incorporated at +1 888-750-5834 (toll-free from the US and Canada), 00-800-7710-9970 (toll-free from the EU) or +1 212-750-5833 (collect).

On behalf of the Board of Directors and the management of Accenture, thank you for your continued support.

Sincerely,

WILLIAM D. GREEN

Chairman & CEO

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the transactions or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The proxy statement is dated June 24, 2009 and is first being mailed to shareholders on or about June 26, 2009.

SUMMARY OF NOTICES OF SPECIAL COURT-ORDERED CLASS MEETINGS

AND SPECIAL GENERAL MEETING OF ACCENTURE LTD

CLASS A AND CLASS X COMMON SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the common shareholders of Accenture Ltd:

Accenture Ltd, a company organized under the laws of Bermuda, will hold separate and consecutive class meetings of the Accenture Ltd Class A common shareholders and of the Accenture Ltd Class X common shareholders and a special general meeting of all shareholders in order to approve, and in connection with, the Scheme of Arrangement. The proposals are summarized as follows:

1.	to approve the scheme of arrangement attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”). If Accenture Ltd’s Class A and Class X common shareholders approve the Scheme of Arrangement, Accenture Ltd Class A and Class X common shares will be exchanged on a one-for-one basis for Class A and Class X ordinary shares, respectively, of an Irish company, Accenture plc (and cash for any fractional shares). We refer to this proposal and the related exchange as the “Transaction”;

2.	if the first proposal is approved, then to approve the reduction of share premium to establish “distributable reserves” of Accenture plc. We refer to this proposal as the “distributable reserves proposal”; and

3.	to approve motions to adjourn each meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposals at the time of the meeting.

The notices of each of the class meetings and the special general meeting are provided as attachments to the accompanying proxy statement as Annex F. This summary does not constitute the formal notice in respect of any of those meetings. Shareholders should closely read the attached notices in Annex F.

If any other matters properly come before any of the meetings or any adjournments or postponements of the meetings, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

The Board of Directors has set June 19, 2009 as the record date for each of the meetings. This means that only those persons who were registered holders of Accenture Ltd Class A or Class X common shares at the close of business on the record date will be entitled to receive notice of the applicable meetings and to attend and vote at the applicable meetings and any adjournments or postponements thereof. This proxy statement contains additional information on how to attend the meetings and vote your shares in person. To vote your shares, you will need the control number included on the proxy card accompanying this proxy statement.

The accompanying proxy statement and proxy card are first being sent to Accenture Ltd Class A and Class X common shareholders on or about June 26, 2009.

The special court-ordered class meetings of Accenture Ltd Class A and Class X common shareholders are being held in accordance with an order of the Supreme Court of Bermuda issued on June 19, 2009, which Bermuda law required us to obtain prior to holding the meetings. If Accenture Ltd Class A and Class X common shareholders approve the Scheme of Arrangement at the class meetings, we will make a subsequent application to the Supreme Court of Bermuda seeking authorization or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. Shareholder approval of the distributable reserves proposal is not a condition to the Scheme of Arrangement becoming effective. We expect the authorization hearing to be held on August 14, 2009 at the Supreme Court in Hamilton, Bermuda. If you are an Accenture Ltd Class A or Class X common shareholder who wishes to appear in person or by counsel at the authorization hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the authorization hearing by any Accenture Ltd Class A common shareholder who holds shares through a broker.

Proof of ownership of Accenture Ltd Class A or Class X common shares as of the record date, as well as a form of personal identification, must be presented in order to be admitted to the applicable meetings.

If you hold Accenture Ltd Class A common shares in the name of a bank, broker or other holder of record and you plan to attend the meetings relevant to those shares, you must present proof of your ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meetings.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR ACCENTURE LTD CLASS A COMMON SHARES AND CLASS X COMMON SHARES BY PHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 105 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 877-ACN-5659 (+1 877-226-5659) and outside the United States and Puerto Rico at +1 678-999-4566, by e-mail at investor.relations@accenture.com or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA and on the Investor Relations section of our website (http://investor.accenture.com). To ensure timely delivery of these documents, any request should be made by July 28, 2009. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in the accompanying proxy statement.

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ACCENTURE LTD

PROXY STATEMENT

For the Special Court-Ordered Class Meetings and the Special General Meeting of Accenture Ltd Class A

and Class X Common Shareholders

to be held on August 5, 2009

This proxy statement is furnished to the common shareholders of Accenture Ltd in connection with the solicitation of proxies on behalf of the Board of Directors of Accenture Ltd to be voted at the special court-ordered class meetings of Class A and Class X common shareholders, respectively, and the special general meeting of all shareholders (together, the “meetings”) to be held on August 5, 2009, and any adjournments or postponements thereof, at the times and place and for the purposes set forth in the accompanying notices of the respective meetings. This proxy statement and the accompanying proxy card (which applies to all of the meetings) are first being sent to Class A and Class X common shareholders on or about June 26, 2009. Please mark, date, sign and return the enclosed proxy card to ensure that all of your shares are represented at each of the meetings.

This proxy statement describes matters to be voted on by holders of two classes of shares:

•

Class A common shares: If you purchased our publicly traded shares in or following our 2001 initial public offering or have acquired shares through our employee share programs, you hold Accenture Ltd Class A common shares. If you were a partner at Accenture at the time of our corporate formation in 2001, you may also hold Accenture Ltd Class A common shares.

•

Class X common shares: If you were a partner at Accenture at the time of our corporate formation in 2001 resident in Australia, Canada, Denmark, France, New Zealand, Norway or the United States, you may hold Accenture Ltd Class X common shares, which are designed to provide you voting rights on matters presented to shareholders.

Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, at the proxy’s discretion. You may revoke your proxy at any time before it is exercised at the applicable meeting by timely delivery of a properly signed, later-dated proxy (including an Internet or telephone proxy) or by voting in person at the meetings. You may also notify our Secretary in writing before the applicable meeting that you are revoking your proxy. If you hold your shares beneficially, please follow the procedures required by your broker to revoke a proxy. You should contact that firm directly for more information on these procedures.

The Board of Directors has set June 19, 2009 as the record date for the meetings. This means that only those persons who were registered holders of Accenture Ltd Class A or Class X common shares at the close of business on the record date will be entitled to receive notice of the meetings and to attend and vote at the meetings and any adjournments or postponements thereof. As of the record date, 614,267,963 Class A common shares (which number does not include 57,456,157 issued shares held by subsidiaries of Accenture Ltd) were issued and outstanding and 99,503,007 Class X common shares were issued and outstanding.

Only holders of Class A common shares are invited to attend the special court-ordered class meeting of the Class A common shareholders. Only holders of Class X common shares are invited to attend the special court-ordered class meeting of the Class X common shareholders. All shareholders are invited to attend the special general meeting of Accenture Ltd common shareholders. Proof of ownership of Accenture Ltd Class A or Class X common shares as of the record date, as well as a form of personal identification, must be presented in order to be admitted to the applicable meetings. We have enclosed a single proxy card that has been divided into three sections corresponding to the three separate meetings. Please complete, sign and return the proxy card.

If you hold Accenture Ltd Class A common shares in the name of a bank, broker or other holder of record and you plan to attend any of the meetings relevant to those shares, you must present proof of your ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, in order to be admitted to the meetings.

TRANSACTION STRUCTURE

We are seeking your approval at the special court-ordered class meetings of a Scheme of Arrangement under Bermuda law that will result in you owning ordinary shares of Accenture plc, a company incorporated in Ireland, instead of common shares of Accenture Ltd.

There are several steps required to effect the Transaction. Accenture Ltd, the Bermuda company whose common shares you currently own, formed Accenture plc as a direct subsidiary. We will hold the class meetings to approve the Scheme of Arrangement and the associated special general meeting to approve the reduction of share premium to establish Accenture plc “distributable reserves” on August 5, 2009. If we obtain the necessary approvals from Accenture Ltd Class A and Class X common shareholders and the Supreme Court of Bermuda and if the other conditions are satisfied (and we do not abandon the Transaction), we intend to file the court order authorizing the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Transaction will become effective.

Various steps of the Transaction will effectively occur simultaneously at the time of the Transaction, which we anticipate will be before the opening of trading on the New York Stock Exchange (“NYSE”) on the day the Scheme of Arrangement becomes effective.

At the time of the Transaction, the following steps will effectively occur:

1.	all previously outstanding whole Accenture Ltd Class A common shares will be cancelled;

2.	Accenture Ltd will issue Accenture Ltd Class A common shares to Accenture plc;

3.	Accenture plc will issue Class A ordinary shares on a one-for-one basis to the holders of whole Accenture Ltd Class A common shares that have been cancelled;

4.	all fractional Accenture Ltd Class A common shares held of record will be cancelled and Accenture Ltd will pay to each holder an amount based on the average of the high and low trading prices of the Accenture Ltd Class A common shares on the NYSE on the business day immediately preceding the effective date of the Scheme of Arrangement;

5.	all previously outstanding Accenture Ltd Class X common shares will be cancelled;

6.	Accenture plc will issue Class X ordinary shares on a one-for-one basis to the holders of Accenture Ltd Class X common shares that have been cancelled;

7.	all outstanding Accenture SCA Class I common shares, which had been redeemable for, at our election, cash or Accenture Ltd Class A common shares on a one-for-one basis, will instead become redeemable for, at our election, cash or Accenture plc Class A ordinary shares;

8.	all outstanding Accenture Canada Holdings Inc. exchangeable shares will become exchangeable for, at our election, cash or Accenture plc Class A ordinary shares on a one-for-one basis rather than for Accenture Ltd Class A common shares; and

9.	all Accenture plc ordinary shares outstanding prior to the Transaction, which are held by Accenture Ltd and its nominees, will be acquired by Accenture plc for no consideration and cancelled.

Accenture plc Class A and Class X ordinary shares issued pursuant to the Transaction will be fully paid and non-assessable.

As a result of the Transaction, the Class A and Class X common shareholders of Accenture Ltd will become Class A and Class X ordinary shareholders of Accenture plc, respectively, and Accenture Ltd will become a wholly owned subsidiary of Accenture plc. The current Board of Directors of Accenture Ltd will become the Board of Directors of Accenture plc. Following the Transaction, Accenture plc will have its corporate and tax residence in Ireland.

In connection with the completion of the Transaction, Accenture plc will assume the existing obligations of Accenture Ltd in connection with awards granted under Accenture Ltd equity incentive plans and other similar employee awards. In addition, any securities issued by Accenture Ltd or its subsidiaries, including Accenture SCA and Accenture Canada Holdings Inc., that are convertible, exchangeable or exercisable into or redeemable for Accenture Ltd Class A common shares will become convertible, exchangeable or exercisable into or redeemable for, as the case may be, an equal number of Accenture plc Class A ordinary shares. We intend that at the time of the Transaction Accenture plc will assume all other contractual obligations of Accenture Ltd.

As of the record date on June 19, 2009, 614,267,963 Class A common shares (which number does not include 57,456,157 issued Class A common shares held by subsidiaries of Accenture Ltd) were issued and outstanding and 99,503,007 Class X common shares were issued and outstanding. Class A common shares held by our subsidiaries will be voted in a manner that will have no impact on the outcome of any vote of the shareholders of Accenture Ltd.

We use the terms “Accenture,” “we,” “our company,” “our” and “us” in this report to refer to Accenture Ltd and its subsidiaries prior to the Transaction and to refer to Accenture plc and its subsidiaries after the Transaction.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

GENERAL

1. Q:	What am I being asked to vote on at the meetings?

A:	You are being asked to vote on the following matters:

•

A Scheme of Arrangement under Bermuda law pursuant to which your Accenture Ltd Class A and Class X common shares will be cancelled and you will receive, on a one-for-one basis, Class A and Class X ordinary shares, as applicable, of Accenture plc and cash for any fractional shares.

•	To approve the establishment of distributable reserves so that Accenture plc is in a position to pay dividends and buy back shares in the future.

•	Proposals to adjourn the meetings to a later date to solicit additional proxies if there are insufficient votes to approve the proposals at the time of the applicable meeting.

2. Q:	Who can vote?

A:	All persons who were registered holders of Accenture Ltd Class A or Class X common shares at the close of business on June 19, 2009, the record date for the meetings, are shareholders of record for the purposes of the meetings and will be entitled to attend and vote, in person or by proxy, at the meetings relevant to their shareholdings and any adjournments or postponements thereof.

Each Class A common shareholder of record will be entitled to one vote per share at the Class A common shareholder class meeting. Each Class X common shareholder of record will be entitled to one vote per share at the Class X common shareholder class meeting. All shareholders of record may vote at the special general meeting. We have enclosed a single proxy card, which is divided into three sections, corresponding to the three separate consecutive meetings.

3. Q:	How will shares of Accenture plc differ from shares of Accenture Ltd?

A:	Accenture plc Class A and Class X ordinary shares will be similar to Accenture Ltd Class A and Class X common shares, respectively. However, although we do not believe they are material, there are differences between what your rights as a Class A or a Class X ordinary shareholder will be under Irish law and what they currently are as a Class A or a Class X common shareholder under Bermuda law. These differences include the following:

•	Irish law could make it more difficult to obtain approval for certain merger transactions;

•	The Accenture plc Board of Directors may only issue shares to the extent shareholders have approved such issuances during the prior five years;

•	Subsidiaries of Accenture plc may only purchase Accenture plc shares to the extent shareholders have approved such purchases during the prior 18 months; and

•	Shareholder approval is required to eliminate pre-emption rights.

In addition, there are differences between the organizational documents of Accenture plc and Accenture Ltd.

We discuss these and other differences in detail under “Description of Accenture plc Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” The forms of Accenture plc’s memorandum and articles of association are attached to this proxy statement as Annex B.

4. Q:	Why do you want to change Accenture’s place of incorporation to Ireland from Bermuda?

A:	After careful consideration, our Board of Directors has determined that a change in place of incorporation is in the best interest of Accenture and its shareholders.

The Board of Directors believes that continued criticism of and negative publicity regarding companies that are incorporated in countries that do not have tax treaties with the United States, including Bermuda, could adversely affect us. Additionally, there have been, and could be in the future, legislative and/or regulatory proposals that could increase taxes for these companies or inhibit their ability to secure certain government contracts. If enacted, these proposals could have a material and adverse effect on Accenture.

After considering a number of options and locations, the Board of Directors determined that changing Accenture’s place of incorporation to Ireland will provide the company with economic benefits and help ensure its continued global competitiveness.

In making this decision, we considered many factors, including:

•	Continued criticism of companies incorporated in Bermuda.

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The global nature of Accenture’s business. Accenture has offices in 52 countries and clients in more than 120 countries. We operate globally and manage our business through five industry-focused global operating groups.

•

The growing importance of Accenture’s Europe/Middle East/Africa (EMEA) region. EMEA, which includes Ireland, accounts for nearly half of Accenture’s total net revenues, is a region that we expect to provide continued opportunities for growth, and is home to many of our largest clients.

•	Ireland’s stable political and economic environment. Ireland has the financial and legal infrastructure to meet Accenture’s needs, both today and in the future.

•

Ireland’s sophisticated, well-developed corporate, legal and regulatory environment. A member of the European Union and the Organization for Economic Cooperation and Development (OECD), Ireland has a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with European Union member states, the United States and other countries around the world where Accenture does business.

•

Accenture’s 40-year history as an employer and provider of services in Ireland. Accenture serves a wide range of clients in Ireland, including the Irish government, and has significant operations and a substantial presence that has grown rapidly in recent years.

•	Business continuity. Incorporating in Ireland will not result in any material change to Accenture’s operations, financial results or tax treatment.

Please see “Proposal Number One: The Transaction—Background and Reasons for the Transaction” and “Risk Factors.”

5. Q:	What vote of Accenture Ltd shareholders is required to approve the proposals?

A:	The Transaction must be approved at separate class meetings of the Accenture Ltd Class A and Class X common shareholders, by a vote representing 75% or more of the shares and more than 50% of the holders voting at each meeting on the proposal. The affirmative vote of holders of the Accenture Ltd Class A and Class X common shares, voting together at the special general meeting, representing at least a majority of the Accenture Ltd Class A and Class X common shares voted at the meeting, is required to approve the distributable reserves proposal. For each of these meetings, a majority of the applicable shares must be represented in person or by proxy.

Please see “The Meetings—Record Date; Voting Rights; Vote Required for Approval.”

6. Q:	When do you expect the Transaction to be completed?

A:	We currently expect to complete the Transaction on September 1, 2009. Please see Annex E to this proxy statement for an expected timetable. However, the Transaction may be abandoned or delayed by our Board of Directors at any time prior to the Transaction becoming effective, even if the Transaction has been approved by Accenture Ltd’s shareholders and authorized by the Supreme Court of Bermuda and all other conditions to the Transaction have been satisfied.

Please see “Proposal Number One: The Transaction—Amendment, Termination or Delay.”

7. Q:	What vote does my Board of Directors recommend?

A:	The Accenture Ltd Board of Directors unanimously recommends that Accenture Ltd’s Class A and Class X common shareholders vote “FOR” each of the proposals.

TAX MATTERS RELATED TO ACCENTURE SHAREHOLDERS

Please refer to “Material Tax Considerations Relating to the Transaction” for a description of the material U.S. federal income tax, Irish tax and Bermuda tax consequences of the Transaction to Accenture Ltd Class A and Class X common shareholders, as well as a description of certain tax consequences of the Transaction under the laws of various other jurisdictions. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor.

8. Q:	Is the Transaction taxable to me?

A:	Bermuda

Under Bermuda law, the Transaction will not result in any Bermuda tax consequences to our shareholders.

Ireland

Accenture Ltd shareholders who are neither resident nor ordinarily resident in Ireland will not owe Irish tax on the receipt of Accenture plc shares in the Transaction. Accenture Ltd shareholders who are resident or ordinarily resident in Ireland should not owe Irish tax on the receipt of Accenture plc shares in the Transaction.

United States

Under U.S. federal income tax law, holders of Accenture Ltd Class A and Class X common shares will generally not recognize gain or loss in the Transaction except with respect to any cash received for fractional Class A common shares. Those U.S. holders (as defined under “Material Tax Considerations Relating to the Transaction”) who hold 5% or more of Accenture Ltd Class A common shares may, however, be required to timely enter into and maintain a gain recognition agreement to avoid recognizing gain in the Transaction.

Other Jurisdictions

Shareholders in certain other jurisdictions could recognize a gain or a loss as a result of the Transaction. We have identified some jurisdictions that may treat the Transaction as a taxable exchange in which gain or loss is recognized, as described under “Material Tax Considerations Relating to the Transaction—Tax Considerations in Other Jurisdictions.” However, tax law is complex and conclusions may depend on the facts and circumstances in each individual case. We encourage all shareholders to consult their tax advisors regarding the applicable tax consequences of the Transaction.

9 Q:	Will there be Irish income tax on dividends paid on Accenture plc shares?

A:	Shareholders who are resident in or ordinarily resident in Ireland will generally be subject to Irish income tax on dividends paid by Accenture plc. All other shareholders will generally not be required to pay Irish income tax on such dividends.

10. Q:	Will there be an Irish stamp duty on the transfer of Accenture plc shares? Does it matter whether I hold my shares “beneficially” or “of record”?

A:	Transfers by shareholders who hold their Accenture plc shares beneficially through banks, brokers, trustees, custodians or other nominees, which in turn hold those shares through The Depository Trust Company (“DTC”), will not be subject to Irish stamp duty on transfers to holders who also hold through DTC.

Transfers by shareholders who hold their shares directly registered in their own names on Accenture’s shareholder records, as maintained by our transfer agent (National City Bank), will be subject to Irish stamp duty, payable by the buyer.

Irish stamp duty is currently 1% of the price paid or the market value of the shares acquired, if higher.

Accordingly, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their Class A common shares into a broker account to be held through DTC as soon as possible, and in any event, prior to completion of the Transaction. We also strongly recommend that any person who wishes to acquire Accenture plc Class A ordinary shares after completion of the Transaction acquires such Class A ordinary shares beneficially through a broker account to be held through DTC.

Accenture plc does not intend to pay any stamp duty. However, Accenture plc’s articles of association allow Accenture plc, in its absolute discretion, to create an instrument of transfer and pay any stamp duty payable by a buyer. In the event of any such payment, Accenture plc may seek reimbursement. Any transfer of Accenture plc Class A ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to our transfer agent.

11. Q:	Will there be an Irish withholding tax on dividends paid on Accenture plc shares?

A:	Shares held by U.S. resident shareholders

Dividends paid on Accenture shares that are owned by residents of the United States will generally not be subject to Irish withholding tax, subject to the completion of the relevant forms. Residents of the United States who hold their shares through DTC and who have a U.S. address will be entitled to receive dividends without Irish dividend withholding tax. To provide proof of a U.S. address, shareholders should have a Form W-9 on file with their broker. Residents of the United States who held their shares directly on May 26, 2009 can rely on the W-9 they have submitted to the company. Other residents of the United States who acquired all of their shares after May 26, 2009 and who hold their shares of record will need to file an Irish dividend withholding tax form to receive dividends without Irish withholding tax.

Shares held by residents of “relevant territories” other than the United States

Dividends paid to Accenture shareholders who are residents of countries that are European Union member states (other than Ireland) and other countries with which Ireland has a tax treaty (other than the United States) will generally not be subject to Irish withholding tax, as long as they have provided Irish tax forms to their broker (for shares held through DTC) or Accenture (for shares held directly). We refer to these countries, together with the United States, as “relevant territories,” a list of which is included as Annex C to this proxy statement.

In addition, these Accenture shareholders who held shares on May 26, 2009 will generally receive dividends paid on or before June 30, 2010 without any Irish withholding tax if they have submitted a Form W-8 to their broker (for shares held through DTC) or to the company (for shares held directly).

Shares held by residents of countries that are not “relevant territories”

Accenture shareholders who reside in countries with which Ireland does not have a tax treaty will be subject to Irish withholding tax (currently at the rate of 20%), but there are a number of other exemptions that could apply on a case-by-case basis. Such shareholders should consult with their tax advisors as to whether and how they may claim such exemptions.

Shareholders who receive dividends subject to the withholding but who would have been exempt from the withholding tax had they submitted the correct form can obtain a refund of the withholding from the Irish Revenue Commissioners.

OTHER MATTERS RELATED TO ACCENTURE SHAREHOLDERS

12. Q:	Will the Transaction dilute my economic interest?

A:	No. Your relative economic ownership in Accenture will not change as a result of the Transaction.

13. Q:	Who holds Accenture Ltd Class X common shares?

A:	Accenture Ltd issued Class X common shares to some of our partners resident in Australia, Canada, Denmark, France, New Zealand, Norway and the United States in connection with our corporate formation in 2001 in order to give them voting rights with respect to Accenture Ltd. These individuals also hold Accenture SCA Class I common shares or Accenture Canada Holdings Inc. exchangeable shares.

14. Q:	What will happen to Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares in the Transaction?

A:	Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares were initially issued to some of our partners in connection with our corporate formation in 2001. These shares are redeemable for, at our election, cash or Accenture Ltd Class A common shares based on the market price of the Accenture Ltd Class A common shares at the time of the redemption. There will be no change in these shares in the Transaction, except that these shares will become redeemable for, at our election, cash or Accenture plc Class A ordinary shares.

15. Q:	If the Transaction is approved, do I have to take any action to participate in the Transaction?

A:	No. At the effective time of the Transaction, your Accenture Ltd Class A and Class X common shares will be cancelled and Accenture plc ordinary shares will be issued without any action on your part.

Please see “Proposal Number One: The Transaction—No Action Required to Cancel Accenture Ltd Shares and Receive Accenture plc Shares.”

16. Q:	What happens if I hold stock certificates?

A:	Accenture plc will not issue stock certificates, as its shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Accenture Ltd Class A common shares in certificated form, following the Transaction your Accenture Ltd share certificates will cease to have effect as documents or evidence of title. All Accenture Ltd Class X common shares are currently uncertificated and Accenture plc Class X ordinary shares will remain uncertificated. For both Accenture plc Class A and Class X ordinary shares held by registered holders, the transfer agent will make an electronic book-entry in your name and will mail you a statement documenting your ownership of Accenture plc shares.

17. Q:	Will Accenture Ltd Class A common shares continue to be traded between the date of this proxy statement and the effective time of the Transaction?

A:	Yes. Accenture Ltd Class A common shares will continue to trade as usual during this period.

18. Q:	Whom should I call if I have questions about the meetings or the Transaction?

A:	You should contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue

New York, New York 10022

1-888 750 5834 (toll-free from the US and Canada)

00 800 7710 9970 (toll-free from the EU)

+1 212 750 5833 (call collect)

IMPACT ON ACCENTURE

19. Q:	Will the Transaction affect Accenture’s operations?

A:	We do not expect the Transaction to have any material effect on our day-to-day operations.

20. Q:	How will the Transaction affect Accenture’s financial reporting?

A:	After the Transaction, we will continue to report in the same manner as we do today. We will continue to prepare financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and report in U.S. dollars, and will continue to file reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and Exchange Commission (“SEC”). If required by Irish law, we will prepare audited consolidated annual financial statements in accordance with Irish GAAP or IFRS, which we refer to collectively as the “Irish Financial Statements,” and we will make any Irish Financial Statements available to shareholders, in addition to the information they currently receive.

21. Q:	Will the Transaction affect the stock exchange listing of Accenture shares?

A:	No, immediately following the time of the Transaction, Accenture plc Class A ordinary shares will be listed on the NYSE under the symbol “ACN,” the same symbol under which Class A common shares are currently listed. We do not currently intend to list the Accenture plc Class A ordinary shares on any other stock exchange.

22. Q:	What is Accenture’s corporate presence in Ireland?

A:	Accenture already has a significant presence in Ireland and employs approximately 1,400 people there. In Ireland we provide management consulting, systems integration and technology, and outsourcing services to clients across a wide range of industries, including the Irish government, as well as technology services to clients in other countries across Europe. Our European Services Center in Ireland provides a variety of financial, accounting and other internal services for Accenture’s operations globally.

23. Q:	Will the Transaction affect Accenture’s ability to access the capital markets and bank credit markets in the future?

A:	We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets.

24. Q:	Is the Transaction a taxable transaction for Accenture Ltd or Accenture plc?

A:	No. The Transaction will not be a taxable transaction for Accenture Ltd or Accenture plc.

25. Q:	Will the Transaction affect Accenture’s effective tax rate?

A:	We do not expect the Transaction to have a material impact on Accenture’s effective tax rate.

26. Q:	Will the Transaction have any impact on Accenture’s ability to pay dividends or buy back shares?

A:	We do not expect the Transaction to have any impact on Accenture’s ability to pay dividends or buy back shares. Under Irish law, however, dividends and buy backs of Accenture plc shares must be paid out of “distributable reserves,” which Accenture plc will not have immediately following the Transaction because it is a newly formed holding company with no retained earnings. Accordingly, we are seeking shareholder approval to establish distributable reserves. Distributable reserves are needed so that Accenture plc is in a position to pay dividends and buy back shares in the future. We plan to establish these reserves by reducing Accenture plc’s additional paid-in capital, referred to under Irish law as “share premium.” The establishment of these reserves must also be approved by the Irish High Court.

Please see “Description of Accenture plc Share Capital—Dividends” and “Description of Accenture plc Share Capital—Share Repurchases, Redemptions and Conversions” and “Risk Factors” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

27. Q:	Will the Transaction affect another company’s ability to acquire Accenture?

A:	We do not believe that the Transaction will materially affect another company’s ability to acquire Accenture. However, the shareholder approval requirements for certain types of transactions differ, and in some cases are greater, under Irish law than under Bermuda law.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Approval of Business Combinations,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Appraisal Rights,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Disclosure of Interests in Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Other Anti-Takeover Measures.”

28. Q:	What effect would the failure to complete the Transaction have on Accenture?

A:	Although we do not expect them to be material, we have incurred and will incur certain costs whether or not the Transaction is completed.

VOTING / MEETING MECHANICS

29. Q:	How do I vote?

A:	You may vote your shares either by voting in person at the applicable meetings or by submitting a completed proxy. We have enclosed a single proxy card that has been divided into three sections corresponding to the three separate meetings. By submitting your proxy, you are legally authorizing another person to vote your shares. The enclosed proxy designates William D. Green, Pamela J. Craig and Douglas G. Scrivner to vote your shares in accordance with the voting instructions you indicate in your proxy at each of the meetings relevant to your shareholding.

If you submit your proxy designating William D. Green, Pamela J. Craig and Douglas G. Scrivner as the individuals authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by those individuals in accordance with the Board of Director’s recommendations, which are described in this proxy statement. In addition, if any other matters are properly brought up at the meetings (other than the proposals contained in this proxy statement), then each of these individuals will have the authority to vote your shares on those matters in his or her discretion. The Board of Directors currently does not know of any matters to be raised at the meetings other than the proposals contained in this proxy statement.

If you do not wish to vote all of your Class A or Class X common shares in the same manner on any particular proposal(s), you may split your vote by clearly hand-marking the reverse side of the proxy card to indicate how you want to vote your Class A and Class X common shares, as applicable. You may not split your vote if you are voting via the Internet or by telephone.

If you do not specify on the enclosed proxy card that is submitted (or when giving your proxy via the Internet) how you want to vote your shares, the proxy holders will vote such unspecified shares “FOR” each of the proposals set forth in this proxy statement.

30. Q:	How can I submit my proxy?

A:	You may submit your proxy either by mail, by telephone (at the number set forth in the accompanying proxy materials) or via the Internet (www.cesvote.com). Please let us know whether you plan to attend each applicable meeting by marking the appropriate box on your proxy card or by following the instructions provided when you submit your proxy by telephone or via the Internet. For more details about Internet proxies, please see “The Meetings—How You Can Vote.” In order for your proxy to be validly submitted and for your shares to be voted in accordance with your proxy, we must receive your mailed proxy by 5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup Global Markets Inc. (“Citigroup”)). If you submit a proxy by telephone or via the Internet, then you may submit your voting instructions up until 6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

Class A common shareholders who hold their common shares in the “street name” of a broker must vote their shares in the manner prescribed by their broker. This applies to our employees who received, through our employee plans, shares that are held by Citigroup and/or UBS Financial Services Inc. (“UBS”). Brokers who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as broker non-votes. We believe the proposal to approve the Scheme of Arrangement and the distributable reserves proposal are proposals for non-routine matters. An abstention or broker non-vote on the proposals has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether any proposal has received the required approval.

If you hold shares beneficially through your broker, we recommend that you contact your broker. Your broker can instruct you how your Class A common shares can be voted. Your broker may not be able to vote your Class A common shares unless the broker receives appropriate instructions from you.

31. Q:	May I revoke my proxy?

A:	Any proxy is revocable.

•	If you hold your Accenture Ltd common shares through a broker, you may revoke your proxy only in accordance with the instructions from your broker.

•

After you have submitted a proxy, you may revoke it by mail before the meetings by sending a written notice to our General Counsel and Secretary at 50 W. San Fernando Street, 12th Floor, San Jose, California 95113, USA. Your notice must be received no later than one hour prior to the beginning of the first meeting.

•

If you wish to revoke your submitted proxy card and submit new voting instructions by mail, then you must sign, date and mail a new proxy card with your new voting instructions, which we must receive by 5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

•	If you submitted your proxy by telephone or via the Internet, you may revoke your submitted proxy and/or submit new voting instructions by that same method, which must be received by

6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

•

You also may revoke your proxy in person (but only if you are the record owner of the shares) and vote your shares at the applicable meeting. Attending the meetings without taking one of the actions above will not revoke your proxy.

32. Q:	How do I attend the meetings?

A:	All Class A common shareholders of Accenture Ltd are invited to attend the class meeting of the Class A common shareholders at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, commencing at 11:00 a.m., local time, on August 5, 2009. All Class X common shareholders of Accenture Ltd are invited to attend the class meeting of the Class X common shareholders at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, commencing at 11:15 a.m., local time, on August 5, 2009. All Class A common shareholders and Class X common shareholders of Accenture Ltd are invited to attend the special general meeting of Class A and Class X common shareholders at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, commencing at 11:30 a.m., local time, on August 5, 2009. Proof of ownership of Class A or Class X common shares as of the record date, as applicable, as well as a form of personal identification, must be presented in order to be admitted to any of the meetings.

If your Class A common shares are not registered in your name but in the “street name” of a broker, then your name will not appear in Accenture Ltd’s register of shareholders. Those common shares are held in your broker’s name, on your behalf, and your broker will be entitled to vote your Class A common shares. This applies to our employees who received, through our employee plans, shares that are held by Citigroup and/or UBS. In order for you to attend the meetings, you must bring a letter or account statement showing that you beneficially own the shares held by the broker as of the record date. Note that even if you attend the meetings, you cannot vote the shares that are held by your broker. Rather, you should submit voting directions to your broker, which will instruct your broker how to vote those shares on your behalf.

33. Q:	What quorum is required for action at the meetings?

A:	At the class meetings to approve the Transaction, the presence of two or more persons in person or by proxy representing a majority of the Accenture Ltd Class A or Class X common shares outstanding and entitled to vote at the meeting constitutes a quorum for the conduct of business at the class meeting of such class. At the special meeting to approve the distributable reserves proposal, the presence of two or more persons in person or by proxy representing a majority of all votes that may be cast by holders of common shares entitled to vote at the meeting constitutes a quorum for the conduct of business.

Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. An abstention or broker non-vote on the proposals has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether any proposal has received the required approval.

Please see “The Meetings—Record Date; Voting Rights; Vote Required for Approval.”

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the Annexes. The Scheme of Arrangement, attached as Annex A to this proxy statement, is the legal document that governs the Transaction. The memorandum and articles of association of Accenture plc, substantially in the forms attached to this proxy statement as Annex B, will govern Accenture plc after the completion of the Transaction. We encourage you to read those documents carefully.

Parties to the Transaction

Accenture Ltd. Accenture Ltd, together with its consolidated subsidiaries, is one of the world’s leading management consulting, technology services and outsourcing organizations, with offices and operations in more than 200 cities in 52 countries and revenues before reimbursements (“net revenues”) of $23.39 billion for fiscal 2008. The registered office of Accenture Ltd is located at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

Accenture plc. As a result of the Transaction, Accenture plc will become the parent holding company of Accenture Ltd. Accenture plc is a newly formed Irish company and is currently wholly owned by Accenture Ltd, except for six shares that are held in trust for Accenture Ltd by six nominees to satisfy Irish legal requirements. Accenture plc has not engaged in any business or other activities other than in connection with its formation and the Transaction. The registered office of Accenture plc is located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, and the telephone number at that address is +(353) (1) 646-2000.

The Transaction

The Transaction will change the place of incorporation of the company whose shares you own to Ireland from Bermuda.

There are several steps required to effect the Transaction. Accenture Ltd, the Bermuda company whose common shares you currently own, formed Accenture plc as a direct subsidiary. On June 16, 2009, we applied to the Supreme Court of Bermuda to order the calling of the class meetings of Accenture Ltd Class A and Class X common shareholders to approve the Scheme of Arrangement. On June 19, 2009, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the class meetings to approve the Scheme of Arrangement and the associated special general meeting on August 5, 2009. If we obtain the necessary shareholder approvals, the Supreme Court of Bermuda will hold a hearing to authorize the Scheme of Arrangement, which is scheduled to be held on or about August 14, 2009 (the “Sanction Hearing”). Assuming we receive the necessary approvals from Accenture Ltd Class A common shareholders, Class X common shareholders, the Supreme Court of Bermuda and other conditions are satisfied (and we do not abandon the Transaction), we intend to file the court order authorizing the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will become effective.

Various steps of the Transaction will effectively occur simultaneously at the time of the Transaction, which we anticipate will be before the opening of trading on the NYSE on the day the Scheme of Arrangement becomes effective.

At the time of the Transaction, the following steps will effectively occur:

1.	all previously outstanding whole Accenture Ltd Class A common shares will be cancelled;

2.	Accenture Ltd will issue Accenture Ltd Class A common shares to Accenture plc;

3.	Accenture plc will issue Class A ordinary shares on a one-for-one basis to the holders of whole Accenture Ltd Class A common shares that have been cancelled;

4.	all fractional Accenture Ltd Class A common shares held of record will be cancelled and Accenture Ltd will pay to each holder an amount based on the average of the high and low trading prices of the Accenture Ltd Class A common shares on the NYSE on the business day immediately preceding the effective date of the Scheme of Arrangement;

5.	all previously outstanding Accenture Ltd Class X common shares will be cancelled;

6.	Accenture plc will issue Class X ordinary shares on a one-for-one basis to the holders of Accenture Ltd Class X common shares that have been cancelled;

7.	all outstanding Accenture SCA Class I common shares, which had been redeemable for, at our election, cash or Accenture Ltd Class A common shares on a one-for-one basis, will instead become redeemable for, at our election, cash or Accenture plc Class A ordinary shares;

8.	all outstanding Accenture Canada Holdings Inc. exchangeable shares will become exchangeable for, at our election, cash or Accenture plc Class A ordinary shares on a one-for-one basis rather than for Accenture Ltd Class A common shares; and

9.	all Accenture plc ordinary shares outstanding prior to the Transaction, which are held by Accenture Ltd and its nominees, will be acquired by Accenture plc for no consideration and cancelled.

Accenture plc Class A and Class X ordinary shares issued pursuant to the Transaction will be fully paid and non-assessable.

As a result of the Transaction, the Class A and Class X common shareholders of Accenture Ltd will become Class A and Class X ordinary shareholders of Accenture plc, respectively, and Accenture Ltd will become a wholly owned subsidiary of Accenture plc. The current Board of Directors of Accenture Ltd will become the Board of Directors of Accenture plc. Following the Transaction, Accenture plc will have its corporate and tax residence in Ireland.

In connection with the completion of the Transaction, Accenture plc will assume the existing obligations of Accenture Ltd in connection with awards granted under Accenture Ltd equity incentive plans and other similar employee awards. In addition, any securities issued by Accenture Ltd or its subsidiaries, including Accenture SCA and Accenture Canada Holdings Inc., that are convertible, exchangeable or exercisable into or redeemable for Accenture Ltd Class A common shares will become convertible, exchangeable or exercisable into or redeemable for, as the case may be, an equal number of Accenture plc Class A ordinary shares. We intend that at the time of the Transaction Accenture plc will assume all other contractual obligations of Accenture Ltd. Subsequent to the Transaction we intend to wind down the affairs of Accenture Ltd.

As of the record date on June 19, 2009, 614,267,963 Class A common shares (which number does not include 57,456,157 issued Class A common shares held by subsidiaries of Accenture Ltd) were issued and outstanding and 99,503,007 Class X common shares were issued and outstanding. Class A common shares held by our subsidiaries will be voted in a manner that will have no impact on the outcome of any vote of the shareholders of Accenture Ltd.

After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Accenture Ltd before the Transaction. Except for the effect of payment of cash for fractional shares held of record, the number of Class A or Class X ordinary shares you will own in Accenture plc will be the same as the number of Class A or Class X common shares you owned in Accenture Ltd immediately prior to the Transaction, and your relative economic interest in Accenture will remain unchanged.

The completion of the Transaction will change the governing companies law that applies to us to Irish law from Bermuda law. There are differences between what your rights as a Class A or a Class X ordinary shareholder will be under Irish law and what they currently are as a Class A or a Class X common shareholder under Bermuda law. In addition, there are differences between the organizational documents of Accenture plc and Accenture Ltd. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of some of these differences.

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. As required by Irish law, in connection with annual general meetings of Accenture plc commencing with our 2011 annual general meeting, Irish Financial Statements will also be made available to shareholders in addition to the information they currently receive.

Reasons for the Transaction

After careful consideration, our Board of Directors has determined that a change in place of incorporation is in the best interest of Accenture and its shareholders.

The Board of Directors believes that continued criticism of and negative publicity regarding companies that are incorporated in countries that do not have tax treaties with the United States, including Bermuda, could adversely affect us. Additionally, there have been, and could be in the future, legislative and/or regulatory proposals that could increase taxes for these companies or inhibit their ability to secure certain government contracts. If enacted, these proposals could have a material and adverse effect on Accenture.

After considering a number of options and locations, the Board of Directors determined that changing Accenture’s place of incorporation to Ireland will provide the company with economic benefits and help ensure its continued global competitiveness.

In making this decision, we considered many factors, including:

•	Continued criticism of companies incorporated in Bermuda.

•

The global nature of Accenture’s business. Accenture has offices in 52 countries and clients in more than 120 countries. We operate globally and manage our business through five industry-focused global operating groups.

•

The growing importance of Accenture’s Europe/Middle East/Africa (EMEA) region. EMEA, which includes Ireland, accounts for nearly half of Accenture’s total net revenues, is a region that we expect to provide continued opportunities for growth, and is home to many of our largest clients.

•	Ireland’s stable political and economic environment. Ireland has the financial and legal infrastructure to meet Accenture’s needs, both today and in the future.

•

Ireland’s sophisticated, well-developed corporate, legal and regulatory environment. A member of the European Union and the Organization for Economic Cooperation and Development (OECD), Ireland has a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with European Union member states, the United States and other countries around the world where Accenture does business.

•

Accenture’s 40-year history as an employer and provider of services in Ireland. Accenture serves a wide range of clients in Ireland, including the Irish government, and has significant operations and a substantial presence there that has grown rapidly in recent years.

•	Business continuity. Incorporating in Ireland will not result in any material change to Accenture’s operations, financial results or tax treatment.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition to the potential benefits described above, the Transaction will expose you and us to some risks. These risks include the following:

•	your rights as a shareholder will change as a result of the Transaction due to differences between Irish law and Bermuda law;

•	legislative or regulatory action could materially and adversely affect us after the Transaction;

•	we may be subject to criticism and negative publicity related to the Transaction;

•	our effective tax rate may increase;

•	we may choose to abandon or delay the Transaction;

•	if the distributable reserves proposal is not approved, Accenture plc may not be able to pay dividends or buy back shares following the Transaction;

•	shareholder voting requirements in Ireland will reduce our flexibility to issue and buy back shares and enter into certain corporate transactions;

•	the transfer of Accenture plc Class A ordinary shares after the Transaction may be subject to Irish stamp duty if you do not hold your shares through a broker;

•	dividends paid after the Transaction may be subject to Irish dividend withholding tax if you are a resident in a country that does not have a tax treaty with Ireland; and

•	the market for Accenture plc shares may differ from the market for Accenture Ltd shares.

Our Board of Directors has considered both the potential advantages of the Transaction and the associated risks and has approved the Scheme of Arrangement and unanimously recommends that the shareholders vote for the Scheme of Arrangement.

Please see “Proposal Number One: The Transaction—Background and Reasons for the Transaction” and “Risk Factors” for more information.

Tax Considerations of the Transaction

Under U.S. federal income tax law, holders of Accenture Ltd Class A and Class X common shares will generally not recognize gain or loss in the Transaction except with respect to any cash received for fractional Class A common shares. Those U.S. holders (as defined under “Material Tax Considerations Relating to the Transaction”) who hold 5% or more of Accenture Ltd Class A common shares may, however, be required to timely enter into and maintain a gain recognition agreement to avoid recognizing gain in the Transaction.

Accenture Ltd shareholders who are neither resident nor ordinarily resident in Ireland will not owe Irish tax on the receipt of Accenture plc shares in the Transaction. Accenture Ltd shareholders who are resident or ordinarily resident in Ireland should not owe Irish tax on the receipt of Accenture plc shares in the Transaction.

Shareholders in certain other jurisdictions could recognize a gain or a loss as a result of the Transaction. We have identified some jurisdictions that may treat the Transaction as a taxable exchange in which gain or loss is recognized, as described under “Material Tax Considerations Relating to the Transaction—Tax Considerations in Other Jurisdictions.” However, tax law is complex and conclusions may depend on the facts and circumstances in each individual case. We encourage all shareholders to consult their tax advisors regarding the applicable tax consequences of the Transaction.

Please refer to “Material Tax Considerations Relating to the Transaction” for a description of the material U.S. federal income tax and Irish tax consequences of the Transaction to Accenture Ltd Class A and Class X common shareholders, as well as a description of certain tax consequences of the Transaction under the laws of various other jurisdictions.

Rights of Shareholders

Many of the principal attributes of Accenture Ltd Class A and Class X common shares and Accenture plc Class A and Class X ordinary shares, respectively, will be similar. However, there are differences between what your rights as a Class A or a Class X ordinary shareholder will be under Irish law and what they currently are as a Class A or a Class X common shareholder under Bermuda law. In addition, there are differences between the organizational documents of Accenture plc and Accenture Ltd. We discuss these differences in detail under “Description of Accenture plc Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” The forms of Accenture plc’s memorandum and articles of association are attached to this proxy statement as Annex B.

Stock Exchange Listing

If the Transaction becomes effective, the Transaction will not affect the stock exchange listing of Accenture’s shares. Immediately following the Transaction, the Accenture plc Class A ordinary shares will be listed on the NYSE under the symbol “ACN,” the same symbol under which Accenture Ltd Class A common shares are currently listed. Accenture Ltd shares are not listed on any other stock exchange. We do not currently intend to list the Accenture plc Class A ordinary shares on the Irish Stock Exchange or any other stock exchange. We do not intend to list the Accenture plc Class X ordinary shares on any stock exchange.

Court Approval of the Scheme of Arrangement

We cannot complete the Transaction without the authorization of the Scheme of Arrangement by the Supreme Court of Bermuda. Subject to the Class A and Class X common shareholders of Accenture Ltd approving the Scheme of Arrangement, a Supreme Court of Bermuda hearing will be required to authorize the Scheme of Arrangement. If we obtain the necessary approvals from Accenture Ltd Class A and Class X common shareholders respectively, the Supreme Court of Bermuda will hold the Sanction Hearing on or about August 14, 2009.

At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Accenture Ltd and Accenture plc. Accenture Ltd may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the Class A and Class X common shareholders which the Supreme Court of Bermuda may think fit to approve or impose. In determining whether to exercise its discretion and authorize the Scheme of Arrangement, the Supreme Court of Bermuda will determine, among other things, whether the Scheme of Arrangement is fair to Accenture Ltd Class A and Class X common shareholders.

Reduction of Share Premium to Establish Distributable Reserves

Under Irish law, Accenture plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with Irish law to enable it to pay cash dividends and buy back shares. Immediately following the Transaction, the unconsolidated balance sheet of Accenture plc will not contain any distributable reserves because it is a newly formed holding company with no retained earnings. Class A and Class X common shareholders of Accenture Ltd are also being asked at the special general meeting to approve a reduction of share premium (similar to additional paid-in capital) to establish distributable reserves of Accenture plc. Distributable reserves are needed so that Accenture plc is in a position to pay dividends and buy back shares in the future. If the Class A and Class X common shareholders of Accenture Ltd approve the distributable reserves proposal and the Transaction is completed, we will seek to obtain the approval of the Irish High Court, which is required for the establishment of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. The approval of the Irish High Court is expected to be obtained within two months of the consummation of the Transaction.

Please see “Description of Accenture plc Share Capital—Dividends,” “Description of Accenture plc Share Capital—Share Repurchases, Redemptions and Conversions,” “Risk Factors” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

Market Price and Dividend Information

On May 26, 2009, the last trading day before the public announcement of the Transaction, the closing price of the Accenture Ltd Class A common shares on the NYSE was $30.90 per share. On June 23, 2009, the most recent practicable date before the date of this proxy statement, the closing price of the Accenture Ltd Class A common shares on the NYSE was $31.17 per share.

No Appraisal Rights

Under Bermuda law, neither the Class A nor the Class X common shareholders of Accenture Ltd have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Accenture plc will be reflected at their carrying amounts in the accounts of Accenture Ltd at the time of the Transaction.

Meetings

Time, Place, Date and Purpose of the class meeting of Class A common shareholders. The special court-ordered class meeting of Class A common shareholders is scheduled to be held on August 5, 2009 at 11:00 a.m., local time, at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA. At the meeting, Accenture Ltd’s Board of Directors will ask the Class A common shareholders of Accenture Ltd, voting as a class, to vote:

1.	to approve the Scheme of Arrangement as it applies to the Class A common shareholders; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the Class A common shares represented by all properly executed proxies in their discretion.

Time, Place, Date and Purpose of the class meeting of Class X common shareholders. The special court-ordered class meeting of Class X common shareholders is scheduled to be held on August 5, 2009 at 11:15 a.m., local time, at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA. At the meeting, Accenture Ltd’s Board of Directors will ask the Class X common shareholders of Accenture Ltd, voting as a class, to vote:

1.	to approve the Scheme of Arrangement as it applies to the Class X common shareholders; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the Class X common shares represented by all properly executed proxies in their discretion.

Time, Place, Date and Purpose of the special general meeting. The special general meeting is scheduled to be held on August 5, 2009 at 11:30 a.m., local time, at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA. At the meeting, Accenture Ltd’s Board of Directors will ask the Class A and Class X common shareholders of Accenture Ltd, voting as a single class, to vote:

1.	to approve (subject to the Scheme of Arrangement being approved at the class meetings by both the Class A and Class X common shareholders) the reduction of share premium to establish distributable reserves of Accenture plc; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposals at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Record Date. Only holders of record of Accenture Ltd Class A or Class X common shares on June 19, 2009 are entitled to notice of and to vote at the meetings or any adjournments or postponements of the meetings.

Quorum. At the class meetings to approve the Transaction, the presence of two or more persons in person or by proxy representing a majority of the Accenture Ltd Class A or Class X common shares outstanding and entitled to vote at the meeting constitutes a quorum for the conduct of business. At the special general meeting to approve the distributable reserves proposal, the presence of two or more persons in person or by proxy representing a majority of all votes that may be cast by holders of common shares entitled to vote at the meeting constitutes a quorum for the conduct of business.

Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Recommendation of the Board of Directors

The Accenture Ltd Board of Directors unanimously recommends that Accenture Ltd Class A and Class X common shareholders vote “FOR” each of the proposals at each of the meetings. Approval of the distributable reserves proposal is not a condition to the Transaction.

Required Vote

The Scheme of Arrangement must be approved at separate class meetings of Accenture Ltd Class A and Class X common shareholders by votes representing 75% or more in value of the shares and more than 50% of the holders voting at each meeting on the proposal. The affirmative vote of holders of the Accenture Ltd Class A and Class X common shares representing at least a majority of the shares, voting together at the special general meeting, is required to approve the distributable reserves proposal.

Please see “The Meetings—Record Date; Voting Rights; Vote Required for Approval.”

Proxies

General. A proxy card which applies to each of the meetings is being sent to each Accenture Ltd Class A and Class X common shareholder as of the record date. By submitting your proxy, you are legally authorizing another person to vote your shares. The enclosed proxy designates William D. Green, Pamela J. Craig and Douglas G. Scrivner to vote your shares in accordance with the voting instructions you indicate in your proxy. We have enclosed a single proxy card that has been divided into three sections corresponding to the three separate meetings.

If you submit a proxy designating William D. Green, Pamela J. Craig and Douglas G. Scrivner as the individuals authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by those individuals in accordance with the Board of Director’s recommendations, which are described in this proxy statement. In addition, if any other matters are properly brought up at any meeting (other than the proposals contained in this proxy statement), then each of these individuals will have the authority to vote your shares on those matters in his or her discretion. The Board of Directors currently does not know of any matters to be raised at any meeting other than the proposals contained in this proxy statement.

If you do not wish to vote all of your Class A or Class X common shares in the same manner on any particular proposal(s), you may split your vote by clearly hand-marking the reverse side of the proxy card to indicate how you want to vote your Class A and Class X common shares, as applicable. You may not split your vote if you are voting via the Internet or by telephone.

If you do not specify on the enclosed proxy card that is submitted (or when giving your proxy via the Internet) how you want to vote your shares, the proxy holders will vote such unspecified shares “FOR” each of the proposals set forth in this proxy statement.

You may submit your proxy either by mail, by telephone (at the number set forth in the accompanying proxy materials) or via the Internet (www.cesvote.com). Please let us know whether you plan to attend each meeting by marking the appropriate box on the proxy card or by following the instructions provided when you submit your proxy by telephone or via the Internet. For more details about Internet proxies, please see “The Meetings—How You Can Vote.” In order for a proxy to be validly submitted and for your shares to be voted in accordance with your proxy, we must receive your mailed proxy by 5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup). If you submit a proxy by telephone or via the Internet, then you may submit your voting instructions up until 6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

To vote your common shares directly, you may attend the applicable meeting and cast your vote in person. Class A common shareholders who hold their common shares in the “street name” of a broker must vote their shares in the manner prescribed by their broker. This applies to our employees who received, through our employee plans, shares that are held by Citigroup and/or UBS.

If you hold your Accenture Ltd Class A common shares in the name of a broker, the broker may generally vote your shares it holds in accordance with instructions received. Class A common shareholders who hold their shares through a broker must vote their shares in the manner prescribed by their broker. Therefore, please follow the instructions provided by your broker when voting your Accenture Ltd Class A common shares.

Revocation. You may revoke your proxy at any time before it is exercised at the meetings by sending a written notice to our General Counsel and Secretary at 50 W. San Fernando Street, 12th Floor, San Jose, California 95113, USA. Your notice must be received no later than one hour prior to the beginning of the first meeting. If you hold your Accenture Ltd common shares through a broker, you may revoke your proxy only in accordance with the instructions from your broker. If you wish to revoke a submitted proxy card and submit new voting instructions by mail, then you must sign, date and mail a new proxy card with your new voting instructions, which we must receive by 5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup). If you submitted your proxy by telephone or via the Internet, you may revoke your submitted proxy and/or submit new voting instructions by that same method, which must be received by 6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup). You also may revoke a proxy in person and vote your shares at the applicable meetings. Attending the meetings without taking one of the actions above will not revoke your proxy.

Selected Historical Financial and Other Data

The following table presents selected historical financial and other data for Accenture Ltd. The income statement data for fiscal years 2008, 2007, 2006, 2005 and 2004 and the six months ended February 28, 2009 and February 29, 2008 and the balance sheet data as of August 31, 2008, 2007, 2006, 2005 and 2004 and February 28, 2009 are derived from our consolidated financial statements. The selected historical financial and other data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Accenture Ltd’s Annual Report on Form 10-K for the year ended August 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended February 28, 2009 and other financial information incorporated by reference in this proxy statement. Historical financial information may not be indicative of Accenture plc’s future performance.

We have included no data for Accenture plc because this entity was not in existence during any of the periods shown below.

	Year Ended August 31,					Six months ended
	2008	2007	2006(1)(2)	2005	2004	February 28, 2009	February 29, 2008
				(in millions)
Income Statement Data:
Revenues before reimbursements (“Net revenues”)	$23,387	$19,696	$16,646	$15,547	$13,673	$11,286	$11,285
Revenues	25,314	21,453	18,228	17,094	15,113	12,128	12,160
Operating Income	3,012	2,493	1,841	2,111	1,759	1,492	1,364
Income before minority interest	2,197	1,723	1,433	1,509	1,223	1,096	1,039
Net Income	1,692	1,243	973	940	691	891	788

(1)	Includes the financial impact of the resolution of the NHS matter recorded during fiscal 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations for the Year Ended August 31, 2007 Compared to Year Ended August 31, 2006” in Accenture Ltd’s Annual Report on Form 10-K for the year ended August 31, 2008.

(2)	Includes the impact of the adoption of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment.”

	Year Ended August 31,					Six months ended
	2008	2007	2006	2005	2004	February 28, 2009	February 29, 2008
Earnings Per Class A Common Share:
Basic	$2.77	$2.06	$1.65	$1.60	$1.25	$1.43	$1.29
Diluted	2.65	1.97	1.59	1.56	1.22	1.37	1.24
Dividends per common share	0.42	0.35	0.30	—	—	0.50	0.42

	As of August 31,					As of February 28, 2009
	2008	2007	2006	2005	2004
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$3,603	$3,314	$3,067	$2,484	$2,553	$2,978
Total assets	12,399	10,747	9,497	8,957	8,013	10,557
Long-term debt, net of current portion	2	3	27	44	32	1
Shareholders’ equity	2,541	2,063	1,894	1,697	1,472	2,386

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements for Accenture plc are not presented in this proxy statement because no significant pro forma adjustments are required to be made to the historical income statement of Accenture Ltd for the year ended August 31, 2008 and the six months ended February 28, 2009 or the historical balance sheet as of February 28, 2009. Those financial statements are included in Accenture Ltd’s Annual Report on Form 10-K for the year ended August 31, 2008 and Quarterly Report on Form 10-Q for the period ended February 28, 2009, respectively.

RISK FACTORS

Before you decide how to vote, you should consider carefully the following risk factors related to the Transaction, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended August 31, 2008, our Quarterly Report on Form 10-Q for the period ended February 28, 2009 and subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Transaction due to differences between Irish law and Bermuda law.

Because of differences between Irish law and Bermuda law, your rights as a shareholder will change and we will become subject to new legal requirements if the Transaction is completed. These differences include the following: Irish law could make it more difficult to obtain approval for certain merger transactions; the Accenture plc Board of Directors may only issue shares to the extent shareholders have approved such issuances during the prior five years; subsidiaries of Accenture plc may only purchase Accenture plc shares to the extent shareholders have approved such purchases during the prior 18 months; and shareholder approval is required to eliminate pre-emption rights. In addition, there are differences between the organizational documents of Accenture plc and Accenture Ltd.

We discuss these and other differences in detail under “Description of Accenture plc Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” The forms of Accenture plc’s memorandum and articles of association are attached to this proxy statement as Annex B.

Legislative or regulatory action could materially and adversely affect us after the Transaction.

Our tax position could be adversely impacted by changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by any tax authority following the Transaction. For example, legislative proposals have been introduced in the U.S. Congress which, if enacted, could override tax treaties upon which we expect to rely, or could change the circumstances under which we would be treated as a U.S. person for U.S. federal income tax purposes, each of which could materially and adversely affect our effective tax rate and require us to take further action, at potentially significant expense, to seek to preserve our effective tax rate. We cannot predict the outcome of any specific legislative proposals. However, if proposals were enacted limiting our ability as an Irish company to take advantage of the tax treaties between Ireland and the United States, we could be subjected to increased taxation and/or potentially significant expense. In addition, any future amendments to the current income tax treaties between Ireland and other jurisdictions (including the United States) could subject us to increased taxation and/or potentially significant expense. Also, various U.S. federal and state legislative proposals have been introduced and/or enacted in recent years that deny government contracts to certain U.S. companies that reincorporate or have reincorporated outside the United States. While Accenture was not a U.S. company that reincorporated outside the United States, the Transaction may not eliminate the risk that these contract bans and other legislative proposals could be enacted in a way to affect Accenture.

As an Irish company following the Transaction, we will be required to comply with numerous Irish and EU legal requirements. Compliance with EU and Irish laws and regulations may have a material and adverse effect on Accenture’s financial condition and results of operations.

We may be subject to criticism and negative publicity related to the Transaction.

There continues to be negative publicity regarding, and criticism of, companies that conduct business in the United States but are domiciled in countries like Bermuda. While we were never a U.S. company, some former U.S. companies that have undertaken expatriation transactions to offshore jurisdictions, such as Bermuda, have been criticized as improperly avoiding U.S. taxes or creating an unfair competitive advantage over U.S. companies. We could become subject to criticism in connection with the Transaction.

Our effective tax rate may increase.

While the Transaction is not anticipated to have any material impact on our effective tax rate, there is uncertainty regarding the tax policies of the jurisdictions where we operate (which include the potential legislative actions described above), and our effective tax rate may increase and any such increase may be material. Additionally, the tax laws of Ireland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

We may choose to abandon or delay the Transaction.

We may abandon or delay the Transaction by action of our Board of Directors at any time prior to the Scheme of Arrangement becoming effective, even after the special court-ordered class meetings, special general meeting and the authorization of the Supreme Court of Bermuda. While we currently expect to complete the Transaction on September 1, 2009, our Board of Directors may delay the Transaction for a significant time or may abandon the Transaction after the meetings because, among other reasons, of an increase in our estimated cost of the Transaction or a determination by the Board of Directors that completing the Transaction is no longer in our best interest or the best interests of our shareholders or may not result in the benefits we expect. Additionally, we may not be able to obtain the requisite shareholder or court approvals.

Please see “Proposal Number One: The Transaction—Amendment, Termination or Delay.”

If the shareholders of Accenture Ltd do not approve the distributable reserves proposal, Accenture plc may not have sufficient distributable reserves to pay dividends or buy back shares following the Transaction.

Under Irish law, dividends must be paid out of “distributable reserves,” which Accenture plc will not have immediately following the Transaction. Shareholders of Accenture Ltd are being asked to approve the establishment of distributable reserves. These reserves are needed so that Accenture plc is in a position to pay dividends and buy back shares. The approval of this proposal is not a condition to the Transaction. The establishment of these reserves also requires the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not grant its approval, there is no guarantee if or when it will be obtained. If shareholders of Accenture Ltd approve the Scheme of Arrangement but do not approve this proposal or the Irish High Court does not approve the reduction of share premium, Accenture may be limited in its ability to pay dividends or buy back shares until we generate post-Transaction earnings.

Please see “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves,” “Description of Accenture plc Share Capital—Dividends” and “Description of Accenture plc Share Capital—Share Repurchases, Redemptions and Conversions.”

As a result of different shareholder voting requirements in Ireland relative to Bermuda, we will have less flexibility to issue and buy back shares and enter into certain corporate transactions.

Bermuda—Under Bermuda law, our directors may issue, without shareholder approval, any authorized common shares that are not already issued. Unlike Irish law, Bermuda law does not impose any restrictions on the ability of subsidiaries of Accenture Ltd to make market purchases of Accenture Ltd Class A common shares.

Ireland—Under Irish law the Board of Directors may only issue shares with prior shareholder authorization. This authorization may be provided in advance of any specific transaction. Irish law also grants existing shareholders pre-emptive rights to participate in new issuances of shares for cash, subject to certain exceptions. However, shareholders may waive these rights in advance. Each of these authorizations must be renewed by the shareholders at least every five years. If shareholders do not renew these authorizations, our ability to issue equity could be limited. Under Irish law, subsidiaries of Accenture plc may only purchase Accenture plc Class A ordinary shares subject to conditions, including the general authorization of the ordinary shareholders of Accenture plc permitting subsidiaries to make such market purchases.

While we do not believe that the differences between Bermuda law and Irish law relating to our capital management will have a material adverse effect on us, situations may arise where we no longer have the same flexibility we currently have in Bermuda, which might reduce or eliminate certain benefits to our shareholders, including the issuance of shares.

In addition, we will become subject to the Irish Takeover Rules, under which the Board of Directors of Accenture plc will not be permitted to take any action which might frustrate an offer for the Accenture plc shares once the Board of Directors has received an approach which may lead to an offer or has reason to believe an offer is imminent. Further, it could be more difficult for Accenture to obtain shareholder approval for a merger or negotiated transaction after the Transaction because the shareholder approval requirements for certain types of transactions differ, and in some cases are greater, under Irish law than under Bermuda law.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Approval of Business Combinations,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Appraisal Rights,” “Comparison of Rights of Shareholders and Powers of the Board of Directors— Disclosure of Interests in Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Other Anti-Takeover Measures.”

After the Transaction, a future transfer of your Accenture plc Class A ordinary shares may be subject to Irish stamp duty.

Transfers by shareholders who hold their Accenture plc shares beneficially through banks, brokers, trustees, custodians or other nominees, which in turn hold those shares through DTC, will not be subject to Irish stamp duty where such transfers are to holders who also hold through DTC. If you hold your Accenture plc Class A ordinary shares directly rather than beneficially, any purchase of your shares will be subject to Irish stamp duty. Irish stamp duty is currently at the rate of 1% of the price paid or the market value of the Class A ordinary shares acquired, if higher. Any transfer of Accenture plc Class A ordinary shares which is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is executed by or on behalf of the seller, is duly stamped and is provided to our transfer agent. The potential for stamp duty could adversely affect the price of Accenture plc Class A ordinary shares.

Please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Stamp Duty.”

Dividends you receive may be subject to Irish dividend withholding tax.

In certain circumstances, as an Irish tax resident company, we may be required to deduct Irish dividend withholding tax (currently at the rate of 20%) from dividends paid to our shareholders. Shareholders resident in “relevant territories” (including countries that are European Union member states (other than Ireland), the United States and other countries with which Ireland has a tax treaty) will generally not be subject to Irish withholding tax provided that, in each case, they complete certain tax forms. However, shareholders residing in other countries will generally be subject to withholding tax.

Please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Withholding Tax on Dividends.”

Accenture strongly recommends that each shareholder consult his or her own tax advisor as to the tax consequences of holding shares in and receiving dividends from Accenture.

The market for the Accenture plc shares may differ from the market for the Accenture Ltd shares.

We intend to list the Accenture plc Class A ordinary shares on the NYSE under the symbol “ACN,” the same trading symbol as the Accenture Ltd Class A common shares. The market price, trading volume or volatility of the Accenture plc Class A ordinary shares could be different than those of the Accenture Ltd Class A common shares.

Based on the recent experience of other companies, the change in our place of incorporation will likely result in Accenture being removed from the Russell 1000 and 3000 indexes. There may be a negative impact on our share price as index-modeled shareholders may be required to sell our shares if we are no longer part of the Russell 1000 and 3000 indexes.

FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement and in the documents incorporated by reference in this proxy statement are “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933 (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) relating to our operations, results of operations and other matters that are based on our current expectations, estimates, assumptions and projections. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements.

These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements.

The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the Accenture Ltd Class A common shareholders, Class X common shareholders and the Supreme Court of Bermuda for and to satisfy the other conditions to the Transaction on the expected timeframe or at all, our ability to realize the expected benefits from the Transaction, the occurrence of difficulties in connection with the Transaction, and any unanticipated costs in connection with the Transaction.

The foregoing factors are in addition to those factors discussed under “Risk Factors” and “Proposal Number One: The Transaction—Background and Reasons for the Transaction” and elsewhere in this proxy statement, as well as those in the documents that we incorporate by reference into this proxy statement (including, without limitation, the “Risk Factors” section of our Annual Report on Form 10-K for the year ended August 31, 2008 and Quarterly Report on Form 10-Q for the period ended February 28, 2009 and subsequent SEC filings). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update these forward-looking statements other than as required by law.

PROPOSAL NUMBER ONE: THE TRANSACTION

The Transaction will change the place of incorporation of the company whose shares you own to Ireland from Bermuda.

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will effect the Transaction.

There are several steps required to effect the Transaction. On June 10, 2009, Accenture Ltd, the Bermuda company whose Class A or Class X common shares you currently own, formed a new Irish company, named Accenture plc, as a direct subsidiary. On June 16, 2009, we applied to the Supreme Court of Bermuda to order the calling of class meetings of Accenture Ltd Class A and Class X common shareholders, respectively, to approve the Scheme of Arrangement. On June 19, 2009, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the special court-ordered class meetings to approve the Scheme of Arrangement and the associated special general meeting of shareholders on August 5, 2009. If we obtain the necessary approvals from Accenture Ltd Class A and Class X common shareholders respectively, the Supreme Court of Bermuda will hold the Sanction Hearing scheduled to be held on or about August 14, 2009 to authorize the Scheme of Arrangement. Assuming we receive the necessary approvals from Accenture Ltd Class A and Class X common shareholders and the Supreme Court of Bermuda and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order authorizing the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will become effective.

Various steps of the Transaction will effectively occur simultaneously at the time of the Transaction, which we anticipate will be before the opening of trading on the NYSE on the day the Scheme of Arrangement becomes effective.

At the time of the Transaction, the following steps will effectively occur:

1.	all previously outstanding whole Accenture Ltd Class A common shares will be cancelled;

2.	Accenture Ltd will issue Accenture Ltd Class A common shares to Accenture plc;

3.	Accenture plc will issue Class A ordinary shares on a one-for-one basis to the holders of whole Accenture Ltd Class A common shares that have been cancelled;

4.	all fractional Accenture Ltd Class A common shares held of record will be cancelled and Accenture Ltd will pay, or cause to be paid, to each holder an amount based on the average of the high and low trading prices of the Accenture Ltd Class A common shares on the NYSE on the business day immediately preceding the effective date of the Scheme of Arrangement;

5.	all previously outstanding Accenture Ltd Class X common shares will be cancelled;

6.	Accenture plc will issue Class X ordinary shares on a one-for-one basis to the holders of Accenture Ltd Class X common shares that have been cancelled;

7.	all outstanding Accenture SCA Class I common shares, which had been redeemable for, at our election, cash or Accenture Ltd Class A common shares on a one-for-one basis, will instead become redeemable for, at our election, cash or Accenture plc Class A ordinary shares;

8.	all outstanding Accenture Canada Holdings Inc. exchangeable shares will become exchangeable for, at our election, cash or Accenture plc Class A ordinary shares on a one-for-one basis rather than for Accenture Ltd Class A common shares; and

9.	all Accenture plc ordinary shares outstanding prior to the Transaction, which are held by Accenture Ltd and its nominees, will be acquired by Accenture plc for no consideration and cancelled.

Accenture plc Class A and Class X ordinary shares issued pursuant to the Transaction will be fully paid and non-assessable.

As a result of the Transaction, the Class A and Class X common shareholders of Accenture Ltd will become Class A and Class X ordinary shareholders of Accenture plc, respectively, and Accenture Ltd will become a wholly owned subsidiary of Accenture plc. The current Board of Directors of Accenture Ltd will become the Board of Directors of Accenture plc. Following the Transaction, Accenture plc will have its corporate and tax residence in Ireland.

In connection with the completion of the Transaction, Accenture plc will assume the existing obligations of Accenture Ltd in connection with awards granted under Accenture Ltd equity incentive plans and other similar employee awards. In addition, any securities issued by Accenture Ltd or its subsidiaries, including Accenture SCA and Accenture Canada Holdings Inc., that are convertible, exchangeable or exercisable into or redeemable for Accenture Ltd Class A common shares will become convertible, exchangeable or exercisable into or redeemable for, as the case may be, an equal number of Accenture plc Class A ordinary shares. We intend that at the time of the Transaction Accenture plc will assume all other contractual obligations of Accenture Ltd. Subsequent to the Transaction we intend to wind down the affairs of Accenture Ltd.

As of the record date on June 19, 2009, 614,267,963 Class A common shares (which number does not include 57,456,157 issued Class A common shares held by subsidiaries of Accenture Ltd) were issued and outstanding and 99,503,007 Class X common shares were issued and outstanding. Class A common shares held by our subsidiaries will be voted in a manner that will have no impact on the outcome of any vote of the shareholders of Accenture Ltd.

Background and Reasons for the Transaction

After careful consideration, our Board of Directors has determined that a change in place of incorporation is in the best interest of Accenture and its shareholders.

The Board of Directors believes that continued criticism of and negative publicity regarding companies that are incorporated in countries that do not have tax treaties with the United States, including Bermuda, could adversely affect us. Additionally, there have been, and could be in the future, legislative and/or regulatory proposals that could increase taxes for these companies or inhibit their ability to secure certain government contracts. If enacted, these proposals could have a material and adverse effect on Accenture.

After considering a number of options and locations, the Board of Directors determined that changing Accenture’s place of incorporation to Ireland will provide the company with economic benefits and help ensure its continued global competitiveness.

In making this decision, we considered many factors, including:

•	Continued criticism of companies incorporated in Bermuda.

•

The global nature of Accenture’s business. Accenture has offices in 52 countries and clients in more than 120 countries. We operate globally and manage our business through five industry-focused global operating groups.

•

The growing importance of Accenture’s Europe/Middle East/Africa (EMEA) region. EMEA, which includes Ireland, accounts for nearly half of Accenture’s total net revenues, is a region that we expect to provide continued opportunities for growth, and is home to many of our largest clients.

•	Ireland’s stable political and economic environment. Ireland has the financial and legal infrastructure to meet Accenture’s needs, both today and in the future.

•	Ireland’s sophisticated, well-developed corporate, legal and regulatory environment. A member of the European Union and the Organization for Economic Cooperation and Development (OECD), Ireland

has a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with European Union member states, the United States and other countries around the world where Accenture does business.

•

Accenture’s 40-year history as an employer and provider of services in Ireland. Accenture serves a wide range of clients in Ireland, including the Irish government, and has significant operations and a substantial presence that has grown rapidly in recent years.

•	Business continuity. Incorporating in Ireland will not result in any material change to Accenture’s operations, financial results or tax treatment.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition to the potential benefits described above, the Transaction will expose you and us to some risks. These risks include the following:

•	your rights as a shareholder will change as a result of the Transaction due to differences between Irish law and Bermuda law;

•	legislative or regulatory action could materially and adversely affect us after the Transaction;

•	we may be subject to criticism and negative publicity related to the Transaction;

•	our effective tax rate may increase;

•	we may choose to abandon or delay the Transaction;

•	if the distributable reserves proposal is not approved, Accenture plc may not be able to pay dividends or buy back shares following the Transaction;

•	shareholder voting requirements in Ireland will reduce our flexibility to issue and buy back shares and enter into certain corporate transactions;

•	the transfer of Accenture plc Class A ordinary shares after the Transaction may be subject to Irish stamp duty if you do not hold your shares through a broker;

•	dividends paid after the Transaction may be subject to Irish dividend withholding tax if you are a resident in a country that does not have a tax treaty with Ireland; and

•	the market for Accenture plc shares may differ from the market for Accenture Ltd shares.

Our Board of Directors has considered both the potential advantages of the Transaction and the associated risks and has approved the Scheme of Arrangement and unanimously recommends that the shareholders vote for the Scheme of Arrangement.

Please see the discussion under “Risk Factors.”

Amendment, Termination or Delay

Subject to U.S. securities law constraints, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its adoption by the Class A and Class X common shareholders of Accenture Ltd at the special court-ordered class meetings. However, after adoption of the Scheme of Arrangement by the shareholders, no amendment, modification or supplement to the Scheme of Arrangement may be made or effected that legally requires further approval by Accenture Ltd Class A or Class X common shareholders without obtaining that approval.

At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but will not impose any material changes without the joint consent of Accenture Ltd and Accenture plc. Accenture Ltd may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the Class A and Class X common shareholders which the Supreme Court of Bermuda may think fit to approve or impose.

The Board of Directors of Accenture Ltd may terminate the Scheme of Arrangement and abandon the Transaction, or delay the Transaction, at any time prior to the effectiveness of the Scheme of Arrangement, without obtaining the approval of Accenture Ltd Class A or Class X common shareholders, even though the Scheme of Arrangement may have been approved by such shareholders and authorized by the Supreme Court of Bermuda and all other conditions to the Transaction may have been satisfied.

Unless the Scheme of Arrangement has become effective on or before January 1, 2010 or such later date, if any, as Accenture Ltd may agree and the Supreme Court of Bermuda may allow, the Scheme of Arrangement will lapse by its terms and not come into effect.

Conditions to the Transaction

The Transaction will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Scheme of Arrangement is approved by the requisite vote of Class A and Class X common shareholders, voting as separate classes, of Accenture Ltd;

•	the requisite court order authorizing the Scheme of Arrangement is obtained from the Supreme Court of Bermuda;

•	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme of Arrangement or related transactions;

•	the Accenture plc Class A ordinary shares to be issued pursuant to the Transaction are authorized for listing on the NYSE, subject to official notice of issuance;

•

all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Scheme of Arrangement and related transactions are obtained on terms acceptable to Accenture Ltd and are in full force and effect;

•

Accenture Ltd receives an opinion from Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters discussed under “Material Tax Considerations Relating to the Transaction—U.S. Federal Income Tax Considerations”; and

•

Accenture Ltd receives an opinion from Arthur Cox, Solicitors, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters discussed under “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations.”

Court Approval of the Scheme of Arrangement

Pursuant to Section 99 of the Bermuda Companies Act 1981 (the “Bermuda Companies Act”), the Scheme of Arrangement must be authorized by the court in Bermuda. This requires Accenture Ltd to file an application for the Scheme of Arrangement with the Supreme Court of Bermuda. Prior to the mailing of this proxy statement, Accenture Ltd obtained directions from the Supreme Court of Bermuda providing for the convening of class meetings of Accenture Ltd Class A and Class X common shareholders and other procedural matters regarding those meetings and the Supreme Court of Bermuda proceeding, including a date upon which the Supreme Court of Bermuda will hear Accenture’s application. A copy of the Supreme Court of Bermuda’s directions is attached as Annex D to this proxy statement. Subject to Class A and Class X common shareholders, voting as separate classes, approving the Scheme of Arrangement with the vote required by the Bermuda Companies Act, the Supreme Court of Bermuda will hold a Sanction Hearing, hear the Application and, we expect, authorize the Scheme of Arrangement.

At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Accenture Ltd and Accenture plc. Accenture Ltd may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the Class A and Class X common shareholders which the Supreme Court of Bermuda may think fit to approve or impose. In determining whether to exercise its discretion and authorize the Scheme of Arrangement, the Supreme Court of Bermuda will determine, among other things, whether the Scheme of Arrangement is fair to Accenture Ltd Class A and Class X common shareholders, considered as separate classes.

We expect the Sanction Hearing to be held on August 14, 2009 at the Supreme Court of Bermuda in Hamilton, Bermuda. If you are a Class A or Class X common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court of Bermuda has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the Sanction Hearing by any Class A common shareholder who holds shares through a broker. In accordance with its terms, the Scheme of Arrangement will become effective as soon as a copy of the Order of the Supreme Court of Bermuda authorizing the Scheme of Arrangement has been delivered to the Registrar of Companies of Bermuda for registration as required by Section 99 of the Bermuda Companies Act.

Please see “Proposal Number One: The Transaction—Conditions to the Transaction” for more information on the conditions to the Transaction.

The Scheme of Arrangement is attached as Annex A to this proxy statement. At the special court-ordered class meetings, Accenture Ltd Class A and Class X common shareholders, voting as separate classes, will be asked to approve the Scheme of Arrangement. If the Class A and Class X common shareholders, voting as separate classes, approve the Scheme of Arrangement, then Accenture Ltd will apply for authorization of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. A copy of the Scheme of Arrangement is attached as Annex A to this proxy statement.

Once the Scheme of Arrangement is effective, the Supreme Court of Bermuda will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A Class A or Class X common shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Accenture Ltd in writing of its intention at least five business days prior to commencing a new proceeding. After the effective date of the Scheme of Arrangement, no shareholder may commence a proceeding against Accenture plc or Accenture Ltd in respect of or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.

When under any provision of the Scheme of Arrangement a matter is to be determined by Accenture Ltd, Accenture Ltd will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Accenture plc Class A and Class X ordinary shares to Accenture Ltd shareholders in connection with the Transaction will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to authorize the Scheme of Arrangement, the Supreme Court of Bermuda will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Accenture Ltd Class A and Class X common shareholders. The Supreme Court of Bermuda has fixed the date and time for the Sanction Hearing, which is scheduled to be held at the Supreme Court of Bermuda in Hamilton, Bermuda, on August 14, 2009, at 9:30 a.m., local time. The Accenture plc Class X ordinary shares issued to Accenture Ltd Class X common shareholders in connection with the Transaction will be subject to the same restrictions that currently apply to the Accenture Ltd Class X common shares. The Accenture plc Class A ordinary shares issued to Accenture Ltd Class A common shareholders in connection with the Transaction will be freely transferable, except as follows:

•

Persons who are affiliates of Accenture Ltd or have been affiliates within 90 days prior to reselling any Accenture plc shares may resell any Accenture plc shares in the manner permitted by Rule 144. In computing the holding period of the Accenture plc shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Accenture Ltd shares held prior to the time of the Transaction.

•	Persons whose Accenture Ltd common shares bear a legend restricting transfer will receive Accenture plc ordinary shares that are subject to the same restrictions.

Persons who may be deemed to be affiliates of Accenture Ltd and Accenture plc for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Accenture Ltd and Accenture plc, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Accenture Ltd and Accenture plc.

Accenture plc intends to file new registration statements and/or post-effective amendments to certain existing effective registration statements of Accenture Ltd currently applicable to Accenture Ltd Class A common shares that may be delivered to holders of Accenture SCA Class I shares and Accenture Canada Holdings Inc. exchangeable shares upon redemption of their shares. After the Transaction, these shares will be redeemable for, at our election, cash or Accenture plc Class A ordinary shares. In addition, Accenture plc intends to file new registration statements and/or post-effective amendments to certain other effective registration statements of Accenture Ltd concurrently with the completion of the Transaction.

Upon consummation of the Transaction, the Accenture plc ordinary shares will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Time of the Transaction

If the Scheme of Arrangement is approved by the requisite shareholder class votes and authorized by the Supreme Court of Bermuda and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), the Scheme of Arrangement will become effective upon our filing of the court order authorizing the Scheme of Arrangement with the Bermuda Registrar of Companies. Various steps of the Transaction will effectively occur simultaneously at the time of the Transaction, which we anticipate will be before the opening of trading on the NYSE on the day the Scheme of Arrangement becomes effective. The expected timetable for the Transaction is set forth in Annex E to this proxy statement.

In the event the conditions to the Transaction are not satisfied, the Transaction may be abandoned or delayed, even after approval by Accenture Ltd Class A and Class X common shareholders and the authorization of the Supreme Court of Bermuda. In addition, the Transaction may be abandoned or delayed by our Board of Directors at any time prior to the Scheme of Arrangement becoming effective, without obtaining the approval of Accenture Ltd Class A or Class X common shareholders, even though the Scheme of Arrangement may have been approved by Accenture Ltd Class A and Class X common shareholders and authorized by the Supreme Court of Bermuda and all other conditions to the Transaction may have been satisfied.

Please see “Proposal Number One: The Transaction—Amendment, Termination or Delay.”

Management of Accenture plc

When the Transaction is completed, the executives and directors of Accenture Ltd immediately prior to the completion of the Transaction are expected to be the executives and directors of Accenture plc. Accenture plc’s memorandum and articles of association provide for three classes of directors, just as Accenture Ltd currently has, and Accenture plc’s Class III, Class I and Class II directors will be subject to re-election at the 2010, 2011 and 2012 annual general meetings of Accenture plc, respectively.

Exculpation and Indemnification

Accenture Ltd’s bye-laws contain provisions which release the directors and officers from liability provided that they have acted honestly and in good faith in the interests of the company; and indemnify them against all liabilities, losses, damages or expenses in respect of any negligence, default or breach of duty. In addition, no director or officer is liable for the acts, receipts, neglects or defaults of any other director or officer. The exemption from liability and indemnity provisions apply to the fullest extent permitted by law and so do not extend to fraud or dishonesty on the part of the directors and officers.

Accenture plc’s articles of association do not contain analogous provisions to Accenture Ltd’s bye-laws releasing the directors and officers from liability where they have acted honestly and in good faith as such a release of liability is not possible under Irish law. Accenture plc’s articles of association do contain indemnification and expense advancement provisions that are substantially similar to those provided in Accenture Ltd’s bye-laws. That indemnity is subject to the provisions of the Irish Companies Acts 1963-2006 (the “Irish Companies Acts”). Because the Irish Companies Acts prescribe that such an indemnity only permits a company to pay the costs or discharge the liability of a director or the secretary where judgment is given in favor of the director or secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or secretary acted honestly and reasonably and ought fairly to be excused, the indemnity in Accenture plc’s articles of association to the extent it applies to directors and the secretary of Accenture plc is more limited than the indemnity in Accenture Ltd’s bye-laws. This restriction does not apply to executives who are not directors or the secretary of Accenture plc.

In addition, in connection with the Transaction, we intend that Accenture Ltd (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of Accenture plc’s directors and secretary, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be substantially similar to the indemnity currently afforded by Accenture Ltd under its bye-laws to its directors and officers.

For information on the limitations on the ability of an Irish company to indemnify its directors or its secretary, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

Interests of Certain Persons in the Transaction

Except for the indemnification arrangements described above, no person who has been a director or executive officer of Accenture Ltd at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Transaction, except for any interest arising from his or her ownership of securities of Accenture Ltd or Accenture SCA, as the case may be. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of Accenture Ltd Class A and Class X common shares.

Required Vote; Board Recommendation

The special court-ordered class meetings will be conducted in accordance with the directions of the Supreme Court of Bermuda. The presence, in person or by proxy, of the holders of a majority of the Accenture Ltd Class A and Class X common shares outstanding and entitled to vote at their respective class meetings constitutes a quorum for the conduct of business for the Accenture Ltd Class A and Class X common shareholder class meetings. The presence, in person or by proxy, of the holders of a majority of all votes that may be cast by all shareholders constitutes a quorum for the special general meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. An abstention or broker non-vote on the proposals has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether any proposal has received the required approval. Assuming the presence of quorums, the Scheme of Arrangement must be approved by a majority in number of the holders of both the Accenture Ltd Class A and Class X common shares, voting as separate classes, at separate class meetings, representing 75% or more in value of each of the Accenture Ltd Class A and Class X common shares voting on the proposal. The affirmative vote of holders of the Accenture Ltd Class A and Class X common shares representing at least a majority of the shares, voting together at the special general meeting, is required to approve the distributable reserves proposal.

Our Board of Directors has approved the Scheme of Arrangement and unanimously recommends that shareholders vote “FOR” approval of all of the proposals.

Please see “The Meetings—Record Date; Voting Rights; Vote Required for Approval.”

Regulatory Matters

We are not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Bermuda and Irish corporate law. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

Under Bermuda law, none of the shareholders of Accenture Ltd has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

No Action Required to Cancel Accenture Ltd Shares and Receive Accenture plc Shares

Assuming the Transaction becomes effective, your Accenture Ltd Class A and Class X common shares will be cancelled and fully paid and non-assessable Accenture plc Class A and Class X ordinary shares, as applicable, will be issued to you without any action on your part, regardless of whether you currently hold Accenture Ltd Class A or Class X common shares in certificated form. All Accenture plc Class A and Class X ordinary shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Accenture Ltd Class A common or Class X common shares in certificated form, following the Transaction, your share certificates will cease to have effect as documents or evidence of title. The transfer agent will make an electronic book-entry in your name and will mail you a statement documenting your ownership of Accenture plc shares.

Dividend Policy

On May 26, 2009, the last trading day before the public announcement of the Transaction, the closing price of the Accenture Ltd Class A common shares on the NYSE was $30.90 per share.

On November 17, 2008, Accenture Ltd paid a cash dividend of $0.50 per share on its Class A common shares and caused Accenture SCA to pay a cash dividend, in respect of the 2008 fiscal year, of $0.50 per share on its Class I common shares for shareholders. Future dividends, if any, on the Accenture plc Class A ordinary shares will be at the discretion of Accenture plc’s Board of Directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that its Board of Directors may deem relevant, as well as our ability to pay dividends in compliance with Irish law. Any future dividends on the Accenture SCA Class I common shares will continue to be payable at the discretion of Accenture SCA’s general partner.

Under Irish law, dividends must be paid out of “distributable reserves,” which Accenture plc will not have immediately following the time of the Transaction, because it is a newly formed holding company with no retained earnings.

Dividends are not paid on Accenture Ltd Class X common shares and will not be paid on Accenture plc Class X ordinary shares. Any dividends declared on Accenture plc ordinary shares will be paid in U.S. dollars.

For a description of the Irish tax rules relating to dividends, please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations.”

Please see “Risk Factors,” “Description of Accenture plc Share Capital—Dividends,” “Market Price and Dividend Information,” “Proposal Number One: The Transaction—Amendment, Termination or Delay,” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

Equity Plans

If the Transaction is completed, Accenture plc will assume the existing obligations of Accenture Ltd in connection with awards granted under Accenture Ltd’s equity incentive plans and other similar employee awards. Those plans will be amended as necessary to give effect to the Transaction, including to provide (1) that Accenture plc Class A ordinary shares will be issued, held, available or used to measure benefits as appropriate under the plans, for Accenture Ltd Class A common shares, including upon exercise of any options or upon vesting of restricted stock units issued under those plans; and (2) for the appropriate substitution of Accenture plc for Accenture Ltd in those plans.

Accenture SCA Class I Common Shares and Accenture Canada Holdings Inc. Exchangeable Shares

After the Transaction, Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares will become redeemable for, at our election, cash or Accenture plc Class A ordinary shares.

Stock Exchange Listing

Accenture Ltd Class A common shares are currently listed on the NYSE. There is currently no established public trading market for the Accenture plc Class A ordinary shares. We intend to make application so that, immediately following the time of the Transaction, the Accenture plc Class A ordinary shares will be listed on the NYSE under the symbol “ACN,” the same symbol under which Accenture Ltd Class A common shares are currently listed. Accenture Ltd shares are not listed on any other stock exchange. We do not currently intend to list the Accenture plc Class A ordinary shares on the Irish Stock Exchange or any other stock exchange. We do not intend to list the Accenture plc Class X ordinary shares on any stock exchange.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Accenture plc will be reflected at their carrying amounts in the accounts of Accenture Ltd at the time of the Transaction.

Effect of the Transaction on Potential Future Status as a Foreign Private Issuer

Under SEC rules, companies organized outside of the United States that qualify as “foreign private issuers” remain subject to SEC regulation, but are exempt from certain requirements that apply to U.S. reporting companies. Accenture Ltd is not a “foreign private issuer,” and we do not expect that Accenture plc will be a “foreign private issuer” following the Transaction. Even if Accenture plc meets the tests for a “foreign private issuer,” we do not currently intend to avail ourselves of the benefits of being a “foreign private issuer.”

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP.

PROPOSAL NUMBER TWO:

REDUCTION OF SHARE PREMIUM TO ESTABLISH DISTRIBUTABLE RESERVES

Under Irish law, Accenture plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts to enable it to pay cash dividends. In addition, distributable reserves are needed so that Accenture plc is in a position to buy back shares in the future. Immediately following the Transaction, the unconsolidated balance sheet of Accenture plc will not contain any distributable reserves, and “shareholders’ equity” in such balance sheet will be comprised entirely of (1) “share capital”, which is equal to the aggregate par value of the Accenture plc shares issued in the Transaction; and (2) “share premium” equal to: (a) the market value of the Accenture Ltd Class A common shares as of the close of trading on the NYSE on the day the Scheme of Arrangement becomes effective less (b) the share capital. The current shareholders of Accenture plc (which are Accenture Ltd and its nominees) have passed a resolution that would create distributable reserves following the Transaction by reducing the amount of share premium by cancelling the whole share premium in excess of $5 billion resulting from the issuance of shares in the Transaction, with such reserve in excess of $5 billion to be treated as profits available for distribution in accordance with Irish law.

If the Scheme of Arrangement is approved, the shareholders of Accenture Ltd also will be asked at the special general meeting to approve the reduction of share premium to establish distributable reserves of Accenture plc that was previously approved by Accenture Ltd (in its capacity as shareholder of Accenture plc) and the other current shareholders of Accenture plc. If the shareholders of Accenture Ltd approve the reduction of share premium to establish distributable reserves and the Transaction is completed, we will seek to obtain the approval of the Irish High Court, which is required for the reduction of share premium to be effective, as soon as practicable following the Transaction. The approval of the Irish High Court is expected to be obtained within two months of the consummation of the Transaction.

The approval of the distributable reserves proposal is not a condition to the Transaction. The establishment of these reserves requires the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not grant its approval, there is no guarantee if or when it will be obtained. If shareholders of Accenture Ltd approve the Scheme of Arrangement but do not approve this proposal or the Irish High Court does not approve the reduction of share premium, Accenture may be limited in its ability to pay dividends or buy back shares until we generate post-Transaction earnings.

Please see “Risk Factors,” “Description of Accenture plc Share Capital—Dividends” and “Description of Accenture plc Share Capital—Share Repurchases, Redemptions and Conversions.”

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION

The information presented under the caption “U.S. Federal Income Tax Considerations” below is a summary of the material U.S. federal income tax consequences to U.S. holders and other holders (as defined below) of the Transaction and of investing in the Accenture plc shares received in the Transaction. The information presented under the caption “Irish Tax Considerations” is a summary of the material Irish tax consequences of the Transaction and of investing in the Accenture plc shares. The information presented under the caption “Bermuda Tax Considerations” is a summary of the material Bermuda tax consequences of the Transaction. Certain information related to tax consequences to shareholders resident in various other jurisdictions is presented under the caption “Tax Considerations in Other Jurisdictions.”

You should consult your tax advisor regarding the applicable tax consequences to you of the Transaction and investing in the Accenture plc shares under the laws of the United States (federal, state and local), Ireland, Bermuda and any other jurisdiction applicable to you.

U.S. Federal Income Tax Considerations

In General

The following summary sets forth the material U.S. federal income tax consequences of the Transaction to Accenture Ltd’s shareholders as of the date hereof. This summary does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any United States federal laws other than those pertaining to income tax.

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and court and administrative rulings and decisions in effect on the date of this document. These laws may change, possibly retroactively, and any change could affect the continuing validity of this summary.

This summary addresses only those holders that hold their Accenture Ltd shares as a “capital asset” within the meaning of Section 1221 of the Code. Further, unless otherwise indicated, this summary does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or that may be applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including if you are:

•	a financial institution;

•	a tax-exempt organization;

•	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•	an insurance company;

•	a mutual fund;

•	a dealer in stocks and securities, or foreign currencies;

•	a trader in securities that elects the mark-to-market method of accounting for your securities;

•	a holder of Accenture Ltd stock that is subject to the alternative minimum tax provisions of the Code;

•	a holder of Accenture Ltd stock that received such stock through the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation;

•	a person who has been, but is no longer, a citizen or resident of the United States;

•	a U.S. holder (as defined below) that has a functional currency other than the U.S. dollar;

•	a holder of Accenture Ltd stock who holds such stock as part of a hedge, straddle, a constructive sale or conversion transaction;

•

a holder of Accenture plc shares who, immediately after the Transaction, actually or constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Accenture plc; or

•

a holder of Accenture Ltd shares who, at any time within the five year period ending on the date of the Transaction, has actually or constructively owned 10% or more of the total combined voting power of all classes of stock entitled to vote of Accenture Ltd.

This summary assumes, as we believe to be the case, that neither Accenture Ltd nor Accenture plc is currently, or was in the years preceding the Transaction (or will become), a “passive foreign investment company” under the Code.

Neither Accenture Ltd nor Accenture plc will request a ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Transaction, post-Transaction ownership and disposition of Accenture plc shares or any other matter. There can be no assurance that the IRS will not challenge any of the U.S. federal income tax consequences described below.

As used in the remainder of this summary, the term “U.S. holder” means a beneficial owner of Accenture Ltd shares (or record owner that does not hold such shares on behalf of another person), or, after the completion of the Transaction, Accenture plc shares, that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Accenture Ltd or Accenture plc shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Accenture Ltd shares, you should consult your advisors. An “other holder” is a holder (other than a partnership) that is not a U.S. holder.

All holders should consult their own tax advisors concerning the specific tax consequences of the Transaction in light of their particular circumstances. This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular investor and is intended only as a general guide.

Material Tax Consequences to U.S. Holders

The Transaction

The receipt by Accenture Ltd shareholders of Accenture plc shares pursuant to the Transaction will constitute a tax-free reorganization under Section 368(a) and/or a tax-free exchange under Section 351 of the Code. The summary below describes the material consequences to U.S. holders of the Transaction qualifying under Section 368 and/or Section 351 of the Code.

U.S. Holders Owning Less Than Five Percent of Accenture plc. Under Section 367(a) of the Code and the Treasury Regulations thereunder, U.S. holders who own (applying ownership attribution rules) less than five percent of the total voting power and the total value of Accenture plc immediately after the Transaction will not recognize gain or loss in the Transaction, except with respect to any cash received for fractional shares. The tax basis of the Accenture plc shares received by U.S. holders in the Transaction will be equal to the tax basis of their Accenture Ltd shares held prior to the Transaction, decreased by the amount of any tax basis allocable to any fractional shares for which cash is received. The holding period of the Accenture plc shares received by U.S. holders will include the period those holders held their Accenture Ltd shares. U.S. holders who hold their Accenture Ltd shares with differing tax bases or holding periods are urged to consult their tax advisors with regard to identifying the tax bases and holding periods of the particular Accenture plc shares received in the Transaction.

U.S. Holders Owning Five Percent or More of Accenture plc. Under Section 367(a) of the Code and the Treasury Regulations thereunder, U.S. holders who own (applying ownership attribution rules) five percent or more of the total voting power and the total value of Accenture plc immediately after the Transaction may be required to file and maintain with the IRS a “gain recognition agreement” and related materials, which we refer to as a GRA, in order to defer gain realized in the Transaction. Provided such holders timely file and maintain a GRA, (1) such holders will not recognize gain or loss in the Transaction, except with respect to any cash received for fractional shares, (2) the tax basis of the Accenture plc shares received by such holders in the Transaction will be equal to the tax basis of their Accenture Ltd shares held prior to the Transaction, decreased by the amount of any tax basis allocable to any fractional shares for which cash is received and (3) the holding period of the Accenture plc shares received by such holders will include the period those holders held their Accenture Ltd shares. Such U.S. holders will not be entitled to recognize a loss in the Transaction. Five percent or greater U.S. holders should consult their own tax advisor to determine whether and when to file a GRA and the tax implications thereof.

Cash Received For Fractional Shares. A U.S. holder who receives cash for fractional Accenture plc Class A ordinary shares will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the holder’s tax basis in the Accenture Ltd shares that was allocable to the fractional share. The capital gain or loss will be long term capital gain or loss if the holding period for the fractional share is more than one year as of the date of the Transaction.

Ownership of Accenture plc Shares

Distributions on Accenture plc Shares. Cash distributions on Accenture plc shares (including any amounts withheld to reflect Irish withholding tax) will be taxable as dividends to the extent paid out of Accenture plc’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). These dividends will be includable in a U.S. holder’s gross income as ordinary income on the day they are actually or constructively received. Such dividends will not be eligible for the dividends-received deduction allowed to corporations under the Code.

With respect to non-corporate U.S. holders, certain dividends received in taxable years beginning before January 1, 2011 from a qualified foreign corporation may be subject to reduced rates of taxation. A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of a comprehensive income tax treaty with the United States which the United States Treasury Department determines to be satisfactory for these purposes and which includes an exchange of information provision. The United States Treasury Department has determined that the current income tax treaty between the United States and Ireland meets these requirements, and Accenture plc believes it is eligible for the benefits of that treaty. A foreign corporation is also treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. United States Treasury Department guidance indicates that Accenture plc shares, which are expected to be listed on the NYSE immediately following the Transaction, are readily tradable on an established securities market in the United States. There can be no assurance that Accenture plc shares will be considered readily tradable on an established securities market in later years. As a result of the rules described above, we believe Accenture plc will be a qualified foreign corporation. Non-corporate holders must hold their Accenture plc share for a minimum holding period, during which they are at the risk of loss, in order to be eligible for the reduced rates of taxation, regardless of Accenture plc’s status as a qualified foreign corporation. Holders that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the Code will not be eligible for the reduced rates of taxation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.

Subject to certain conditions and limitations, Irish withholding taxes on dividends may be treated as foreign taxes eligible for credit against a U.S. holder’s U.S. federal income tax liability. For purposes of calculating the foreign tax credit, distributions paid on Accenture plc shares that are treated as dividends for U.S. federal income tax purposes may be treated as income from sources outside the United States, in which case such income would generally constitute passive category income. Further, in certain circumstances, if a U.S. holder:

•	has held Accenture plc shares for less than a specified minimum period during which such holder is not protected from risk of loss, or

•	is obligated to make payments related to the dividends,

such U.S. holder will not be allowed a foreign tax credit for foreign taxes imposed on dividends paid on the Accenture plc shares. The rules governing the foreign tax credit are complex. U.S. holders are urged to consult their tax advisors regarding the availability of the foreign tax credit under their particular circumstances.

To the extent that the amount of any distribution exceeds Accenture plc’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the Accenture plc shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized on a subsequent disposition of the shares), and the balance in excess of adjusted basis will be taxed as capital gain recognized on a sale or exchange. Consequently, such distributions in excess of Accenture plc’s current and accumulated earnings and profits would generally not give rise to foreign source income and a U.S. holder would generally not be able to use the foreign tax credit arising from any Irish withholding tax imposed on such distributions unless such credit can be applied (subject to applicable limitations) against U.S. federal income tax due on other foreign source income in the appropriate category for foreign tax credit purposes.

Sale, Exchange or Other Taxable Disposition of Accenture plc Shares. For U.S. federal income tax purposes, a U.S. holder will recognize taxable gain or loss on any sale or exchange of Accenture plc shares in an amount equal to the difference between the amount realized for the shares and the U.S. holder’s tax basis in the shares. Such gain or loss will generally be capital gain or loss. Capital gains of individuals derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. Any gain or loss recognized will generally be treated as United States source gain or loss.

Treatment of Certain Irish Taxes

U.S. tax law does not allow a credit against income tax for any stamp duty or Irish capital acquisitions tax (as described under the heading “—Irish Tax Considerations”) imposed on a U.S. holder. However, a U.S. holder may be entitled to deduct such taxes, subject to applicable limitations under the Code. U.S. holders should consult their tax advisors regarding the tax treatment of these Irish taxes.

Material Tax Consequences to Other Holders

The Transaction

In general, the receipt by other holders of Accenture plc shares following the cancellation of their Accenture Ltd shares in the Transaction will not be subject to U.S. federal income or withholding tax on any realized gain with respect to the Transaction.

Ownership of Accenture plc Shares

Other holders of Accenture plc shares will generally not be subject to U.S. federal income or withholding tax on dividend income from Accenture plc and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of Accenture plc shares, unless:

•

such gain or dividend income is effectively connected with the conduct by the other holder of a trade or business within the United States or, if a treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States; or

•

in the case of capital gain of an other holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met.

Information Reporting and Backup Withholding

U.S. holders that own at least five percent (by vote or value) of Accenture plc immediately after the Transaction may be required to file certain Section 351 statements. U.S. holders that own at least five percent (by vote or value) of Accenture Ltd immediately before the Transaction will be required to file certain Section 368 reorganization statements.

In general, information reporting will apply to dividends in respect of Accenture plc shares and the proceeds from the sale, exchange or redemption of such shares that are paid within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient such as a corporation. A backup withholding tax may apply to such payments if the holder fails to provide a taxpayer identification number or certification of other exempt status or fails to report in full dividend and interest income.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

In order not to be subject to backup withholding tax on a subsequent disposition of Accenture plc shares, or dividends paid on those shares, an other holder may be required to provide a taxpayer identification number, certify the holder’s foreign status or otherwise establish an exemption.

Irish Tax Considerations

Scope of Discussion

The following is a general summary of the main Irish tax considerations applicable to certain investors who are the beneficial owners of Accenture plc shares. It is based on existing Irish law and practices in effect on the date of this proxy statement and on discussions and correspondence with the Irish Revenue Commissioners. Legislative, administrative or judicial changes may modify the tax consequences described below.

The statements do not constitute tax advice and are intended only as a general guide. Furthermore, this information applies only to Accenture plc shares held as capital assets and does not apply to all categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who have, or who are deemed to have, acquired their Accenture plc shares by virtue of an office or employment. This summary is not exhaustive and shareholders should consult their own tax advisors as to the tax consequences in Ireland, or other relevant jurisdictions of the Transaction, including the acquisition, ownership and disposition of the Accenture plc shares.

Irish Tax on Chargeable Gains

Neither the receipt by Accenture Ltd shareholders of Accenture plc shares as consideration for the cancellation of their Accenture Ltd shares in the Transaction nor the receipt of cash by Accenture Ltd shareholders for fractional shares in the Transaction will give rise to a liability to Irish tax on chargeable gains for persons that are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold such shares in connection with a trade or business carried on by such holder in Ireland through a branch or agency.

The issuance, pursuant to the Transaction, of Accenture plc shares to holders of Accenture Ltd shares who are resident or ordinarily resident for tax purposes in Ireland, or who hold their shares in connection with a trade or business carried on by such holder in Ireland through a branch or agency, should be treated as falling within the relief for a reorganization for the purposes of taxation of chargeable gains. Accordingly, the Accenture plc shares issued to holders of Accenture Ltd shares in accordance with their entitlements as holders of Accenture Ltd shares should be treated as the same asset and as acquired at the same time as the Accenture Ltd shares. The receipt of cash for fractional shares may trigger a liability to Irish tax on chargeable gains for such shareholders. Shareholders should consult their own tax advisor if they believe they may be subject to Irish tax.

Withholding Tax on Dividends

Distributions made by Accenture will generally be subject to dividend withholding tax (“DWT”) at the standard rate of income tax (currently 20 percent) unless one of the exemptions described below applies, which we believe will be the case for the majority of shareholders. DWT (if any) arises in respect of dividends paid after Accenture’s establishment of tax residency in Ireland, which is expected to occur before future dividend payments. For DWT purposes, a dividend includes any distribution made by Accenture to its shareholders, including cash dividends, non-cash dividends and additional stock or units taken in lieu of a cash dividend. Accenture is responsible for withholding DWT at source and forwarding the relevant payment to the Irish Revenue Commissioners.

Certain shareholders (both individual and corporate) are also entitled to an exemption from DWT. In particular, a non-Irish resident shareholder is not subject to DWT on dividends received from Accenture if the shareholder is:

•	an individual shareholder resident for tax purposes in a “relevant territory,” and the individual is neither resident nor ordinarily resident in Ireland;

•	a corporate shareholder that is not resident for tax purposes in Ireland and which is ultimately controlled, directly or indirectly, by persons resident in a “relevant territory”;

•

a corporate shareholder resident for tax purposes in a “relevant territory” provided that the corporate shareholder is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

•

a corporate shareholder that is not resident for tax purposes in Ireland and whose principal class of shares (or those of its 75% parent) is substantially and regularly traded on a recognized stock exchange either in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance; or

•

a corporate shareholder that is not resident for tax purposes in Ireland and is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a recognized stock exchange in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance, and provided that, in all cases noted above but subject to the matters described below, the shareholder has provided the appropriate forms to his or her broker (and the relevant information is further transmitted to Accenture’s qualifying intermediary) before the record date for the dividend (in the case of shares held beneficially), or to Accenture’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

Accenture expects to have an agreement in place with a transfer agent recognized by the Irish Revenue Commissioners as a “qualifying intermediary.” We expect this will satisfy one of the Irish requirements for dividends to be paid free of DWT to certain shareholders who hold their shares through DTC, as described below. The agreement generally provides for certain arrangements relating to cash distributions in respect of those shares of Accenture (the “Deposited Securities”) that are held through DTC. The agreement provides that the qualifying intermediary shall distribute or otherwise make available to Cede & Co., as nominee for DTC, any cash dividend or other cash distribution to be made to holders of the Deposited Securities, after Accenture delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

Accenture will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax forms, as described below. Shareholders who are required to file Irish forms in order to receive their dividends free of DWT should note that such forms are valid for five years and new forms must be filed before the expiration of that period in order to continue to enable them to receive dividends without DWT. Links to the various Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html.

For a list of “relevant territories” as defined for the purposes of DWT, please see Annex C to this proxy statement.

Shares Held by U.S. Resident Shareholders

Dividends paid on Accenture shares that are owned by residents of the U.S. and held beneficially will not be subject to DWT provided that the address of the beneficial owner of the shares in the records of the broker is in the U.S. Accenture strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to Accenture’s qualifying intermediary).

Dividends paid on Accenture shares that are owned by residents of the U.S. and held directly will not be subject to DWT if the shareholder held shares on May 26, 2009 and has provided a valid Form W-9 showing a U.S. address to Accenture’s transfer agent or if the shareholder becomes a shareholder after May 26, 2009 and has provided the appropriate Irish dividend withholding tax forms to the transfer agent, in either case, at least 7 business days before the record date for the first dividend to which they are entitled. Accenture strongly recommends that such shareholders ensure that the appropriate Form W-9 has been provided to Accenture’s transfer agent.

If any shareholder who is resident in the U.S. receives a dividend subject to DWT, he or she should generally be able to make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Shares Held by Residents of “Relevant Territories” Other Than the U.S.

Shareholders who are residents of “relevant territories” other than the U.S. who held their shares on May 26, 2009 will generally receive dividends paid on or before June 30, 2010 without any DWT. For shares held beneficially, dividends will be paid on or before June 30, 2010 without any DWT if the address of the relevant shareholder in his or her broker’s records is in a “relevant territory” other than the U.S. Accenture strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to Accenture’s qualifying intermediary). For shares held directly, dividends will be paid on or before June 30, 2010 without any DWT if the shareholder has provided a valid form W-8 showing an address in a “relevant territory” other than the U.S. to Accenture’s transfer agent at least 7 business days before the record date for the first dividend to which they are entitled. Accenture strongly recommends that such shareholders ensure that appropriate tax form has been provided to Accenture’s transfer agent.

Shareholders who are residents of “relevant territories” other than the U.S. who acquire all of their shares after May 26, 2009 must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends without DWT. Such shareholders must provide the appropriate Irish dividend withholding tax forms to their brokers (so that such brokers can further transmit the relevant information to Accenture’s qualifying intermediary) before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially), or to Accenture’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Accenture strongly recommends that such shareholders complete the appropriate Irish forms and provide them to their brokers or Accenture’s transfer agent, as the case may be, as soon as possible after acquiring their shares.

In addition, all shareholders who are residents of “relevant territories” other than the U.S. (regardless of when such shareholders acquired their shares) must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends after June 30, 2010 without DWT. Such shareholders must provide the appropriate Irish forms to their brokers (so that such brokers can further transmit the relevant information to Accenture’s qualifying intermediary) before the record date for the first dividend paid after June 30, 2010 (in the case of shares held beneficially), or to Accenture’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Accenture strongly recommends that such shareholders complete the appropriate Irish forms and provide them to their brokers or Accenture’s transfer agent, as the case may be, as soon as possible.

If any shareholder who is resident in a “relevant territory” receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Please note that this exemption from DWT does not apply to an Accenture shareholder (other than a body corporate) that is resident or ordinarily resident in Ireland or to a body corporate that is under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland.

However, it may be possible for such a shareholder to rely on a tax treaty to limit the applicable DWT. Shareholders should consult their own tax advisor if they believe they may be subject to DWT.

Shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident shareholders will be subject to DWT in respect of dividend payments on their Accenture plc shares.

Shareholders that are residents of Ireland but are entitled to receive dividends without DWT must complete the appropriate Irish forms and provide them to their brokers (so that such brokers can further transmit the relevant information to Accenture’s qualifying intermediary) before the record date for the first dividend to which they are entitled (in the case of shares held beneficially), or to Accenture’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Shareholders who are resident or ordinarily resident in Ireland or are otherwise subject to Irish tax should consult their own tax advisor.

Shares Held by Other Persons

Accenture shareholders who do not reside in “relevant territories” or in Ireland will be subject to DWT, but there are a number of other exemptions that could apply on a case-by-case basis. Dividends paid to such shareholders will be paid subject to DWT unless the relevant shareholder has provided the appropriate Irish dividend withholding tax form to his or her broker (so that such broker can further transmit the relevant information to Accenture’s qualifying intermediary) prior to the record date for the first dividend to which they are entitled (in the case of shares held beneficially), or to Accenture’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Accenture strongly recommends that such shareholders to whom an exemption applies complete the appropriate Irish forms and provide them to their brokers or Accenture’s transfer agent, as the case may be, as soon as possible.

If any shareholder who is not a resident of a “relevant territory” or Ireland but is exempt from withholding receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Income Tax on Dividends Paid on Accenture plc Shares

Irish income tax (if any) arises in respect of dividends paid by Accenture plc.

A shareholder who is neither resident nor ordinarily resident in Ireland and who is entitled to an exemption from DWT, generally has no liability for Irish income tax or the income and health levies on a dividend from Accenture plc unless the shareholder holds Accenture shares through a branch or agency in Ireland through which a trade is carried on. A shareholder who is neither resident nor ordinarily resident in Ireland and who is not entitled to an exemption from DWT generally has no additional Irish income tax liability or a liability to the income or health levy unless the shareholder holds Accenture shares through a branch or agency in Ireland through which a trade is carried on. The DWT deducted by Accenture discharges such liability to Irish income tax provided that the shareholder furnishes the statement of DWT imposed to the Irish Revenue.

A shareholder who is a resident of a “relevant territory” or is otherwise exempt from DWT should be able to make a reclaim of the DWT from the Irish Revenue Commissioners unless the shareholder holds Accenture shares through a branch or agency in Ireland through which a trade is carried on.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and/or levies on dividends received from Accenture plc. Such shareholders should consult their own tax advisor.

Capital Acquisitions Tax

Irish capital acquisitions tax (“CAT”) comprises principally of gift tax and inheritance tax. CAT could apply to a gift or inheritance of Accenture plc ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Accenture plc ordinary shares are regarded as property situated in Ireland as the share register of Accenture must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is levied at a rate of 25% above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT.

Shareholders should consult their own tax advisor as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

Stamp Duty

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the Transaction.

No stamp duty will be payable on the Transaction.

A transfer of Accenture plc Class A ordinary shares effected by transfer of a book-entry interest in DTC will not be subject to Irish stamp duty. Other transfers of Accenture plc Class A ordinary shares may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the Class A ordinary shares acquired, if higher) payable by the buyer.

Accordingly, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their Class A common shares into a broker account to be held through DTC as soon as possible, and in any event prior to completion of the Transaction. We also strongly recommend that any person who wishes to acquire Accenture plc Class A ordinary shares after completion of the Transaction acquires such Class A ordinary shares beneficially.

Accenture plc does not intend to pay any stamp duty. However, Accenture plc’s articles of association allow Accenture plc, in its absolute discretion, to create an instrument of transfer and to pay any stamp duty payable by a buyer. In the event of any such payment, Accenture plc may seek reimbursement. Any transfer of Accenture plc Class A ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to our transfer agent.

Bermuda Tax Considerations

The Transaction will not result in any income tax consequences under Bermuda law to Accenture Ltd or Accenture plc or their respective shareholders.

Tax Considerations in Other Jurisdictions

Depending on the country in which an Accenture Ltd shareholder is resident, the Transaction may be a taxable event to such shareholder under such country’s tax laws. We have identified some jurisdictions that may treat the Transaction as a taxable exchange in which gain or loss is recognized. These jurisdictions are: Austria, China, Czech Republic, Finland, France, Hungary, India, Italy, Japan, Luxembourg, Mexico, Norway, Poland, Portugal, Russia, South Africa, Spain, Sweden, Turkey and Venezuela. However, tax law is complex and conclusions may depend on the facts and circumstances in each individual case. We encourage all shareholders to consult their tax advisors regarding the applicable tax consequences of the Transaction.

DESCRIPTION OF ACCENTURE PLC SHARE CAPITAL

The following description of Accenture plc’s share capital is a summary. This summary is not complete and is subject to the complete text of Accenture plc’s forms of memorandum and articles of association attached as Annex B to this proxy statement and to the Irish Companies Acts. We encourage you to read those laws and documents carefully. There are differences between Accenture Ltd’s memorandum of continuance and bye-laws and Accenture plc’s memorandum and articles of association; however, there are no material differences between those documents, except for changes:

(i) that are required by Irish law (i.e., certain provisions of the Accenture Ltd bye-laws were not replicated in the Accenture plc articles of association because Irish law would not permit such replication, and certain provisions were included in the Accenture plc articles of association although they were not in the Accenture Ltd bye-laws because Irish law requires such provisions to be included in the articles of association of an Irish public limited company);

(ii) that eliminate certain provisions that are no longer applicable due to the passage of time (e.g., transfer restrictions on shares received by partners of Accenture at the time of our corporate formation in 2001); or

(iii) that are necessary in order to preserve the current rights of shareholders and powers of the Board of Directors of Accenture following the Transaction.

See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects Accenture plc’s memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capital Structure

Authorized Share Capital. The authorized share capital of Accenture plc is €40,000 and US$517,500 divided into 40,000 ordinary shares with a nominal value of €1 per share, 20,000,000,000 Class A ordinary shares with a nominal value of US$0.0000225 per share, and 1,000,000,000 Class X ordinary shares with a nominal value of US$0.0000225 per share and 2,000,000,000 undesignated shares with a nominal value of US$0.0000225 per share. The authorized share capital includes 40,000 ordinary shares with a nominal value of €1 per share in order to satisfy statutory requirements for all Irish public limited companies commencing operations.

Accenture plc has the authority to issue authorized but unissued Class A ordinary shares, Class X ordinary shares or undesignated shares. The undesignated shares may be designated and issued as preferred shares, without further vote or action by our shareholders up to the maximum number authorized. In connection with the Transaction, Accenture plc will also assume Accenture Ltd’s existing obligations to deliver shares under our equity incentive plans and other similar employee awards pursuant to the terms thereof.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Accenture plc’s shareholders. The shares comprising the authorized share capital of Accenture plc may be divided into shares of such nominal value as the resolution shall prescribe.

As a matter of Irish law, the directors of a company may issue authorized but unissued new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. Because of this requirement of Irish law, the articles of association of Accenture plc authorize the Board of Directors of Accenture plc to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of Accenture plc’s incorporation.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Accenture plc’s articles of association. Accenture plc’s articles of association entitle the Board of Directors, without shareholder approval, to determine the terms of the undesignated shares issued by Accenture plc. The Accenture plc Board of Directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares through the issue of the authorized but unissued undesignated shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Irish law does not recognize fractional shares held of record; accordingly, Accenture plc’s articles of association do not provide for the issuance of fractional Accenture plc shares and the official Irish register of Accenture plc will not reflect any fractional shares.

Under Irish law and the memorandum and articles of association of Accenture plc there are no limitations on the right of nonresidents of Ireland or owners who are not citizens of Ireland to hold or vote shares of Accenture plc.

Issued Share Capital. Immediately prior to the Transaction, the issued share capital of Accenture plc will be €40,000, comprised of 40,000 ordinary shares, with nominal value of €1 per share (the “Euro Share Capital”). In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Accenture plc and will then be cancelled by Accenture plc. We expect that Accenture plc will then issue a number of Class A and Class X ordinary shares, each with a nominal value of US$0.0000225 that is equal to the number of whole Accenture Ltd Class A and Class X common shares that will be cancelled as part of the Transaction. Accenture plc Class A and Class X common shares issued pursuant to the Transaction will be fully paid and non-assessable.

Pre-emption Rights, Share Warrants and Share Options

Certain statutory pre-emption rights apply automatically in favor of Accenture plc shareholders where shares in Accenture plc are to be issued for cash. However, Accenture plc has opted out of these pre-emption rights in its articles of association as permitted under Irish law. Because Irish law requires this opt-out to be renewed every five years by a special resolution of the shareholders, Accenture plc’s articles of association provide that this opt-out will lapse five years after the incorporation of Accenture plc. A special resolution requires not less than 75% of the votes of Accenture plc shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Accenture plc pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

The articles of association of Accenture plc provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Accenture plc is subject, the Board of Directors is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board of Directors deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the Board of Directors may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The Board of Directors may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Accenture plc will be subject to the rules of the NYSE that require shareholder approval of certain share issuances.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Accenture plc less accumulated realized losses of Accenture plc. At incorporation, there are no “distributable reserves.” No dividend may be made unless the net assets of Accenture plc are equal to, or in excess of, the aggregate of Accenture plc’s share capital plus undistributable reserves and the distribution does not reduce Accenture plc’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Accenture plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Accenture plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Accenture plc has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Accenture plc. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Accenture plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Accenture plc will not have any distributable reserves immediately following the time of the Transaction. Please see “Risk Factors” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Accenture plc. Accenture plc’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Accenture plc without the approval of the shareholders at a general meeting. The Board of Directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Accenture plc may deduct from any dividend payable to any member all sums of money (if any) payable by such member to Accenture plc in relation to the Accenture plc ordinary shares.

The directors of Accenture plc are also entitled to issue shares with preferred rights to participate in dividends declared by Accenture plc in one or more series and to fix the rights, preferences, privileges and restrictions attaching to those shares, including dividend rights, conversion rights, voting rights, redemption terms and prices, liquidation preferences and the numbers of shares constituting any series and the designation of any series, without further vote or action by the shareholders. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

Any series of preferred shares could, as determined by Accenture plc’s Board of Directors at the time of issuance, rank senior to the Accenture plc ordinary shares with respect to dividends, voting rights, redemption and/or liquidation rights. These preferred shares are of the type commonly known as “blank-check” preferred stock.

Holders of Accenture plc Class X ordinary shares are not entitled to receive dividends and are not entitled to be paid any amount upon a winding-up of Accenture plc.

For information about the Irish tax issues relating to dividend payments, please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations.”

Share Repurchases, Redemptions and Conversions

Overview

Article 5(b)(iv) of Accenture plc’s articles of association provides that any ordinary share which Accenture plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of ordinary shares by Accenture plc will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by Accenture plc.” If the articles of association of Accenture plc did not contain Article 5(b)(iv), repurchases by Accenture plc would be subject to many of the same rules that apply to purchases of Accenture plc shares by subsidiaries described below under “—Purchases by Subsidiaries of Accenture plc,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back Accenture plc Class A or Class X ordinary shares, we are referring to the redemption of ordinary shares by Accenture plc pursuant to Article 5(b)(iv) of the articles of association or the purchase of Accenture plc ordinary shares by a subsidiary of Accenture plc, in each case in accordance with the Accenture plc articles of association and Irish law as described below.

Accenture plc Class A and Class X Ordinary Shares

Accenture plc may redeem, at its option, any Class X ordinary share for a redemption price equal to the nominal value of the Class X ordinary share, or $0.0000225 per share. Accenture plc, as successor to Accenture Ltd, has separately agreed with the original holders of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares not to redeem any Class X ordinary share of such holder if the redemption would reduce the number of Class X ordinary shares held by that holder to a number that is less than the number of Accenture SCA Class I common shares or Accenture Canada Holdings Inc. exchangeable shares owned by that holder. Accenture plc will redeem Class X ordinary shares upon the redemption or exchange of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares so that the aggregate number of Class X ordinary shares outstanding at any time does not exceed the aggregate number of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares outstanding. Class X ordinary shares are not transferable without the consent of Accenture plc.

Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares were initially issued to some of our partners in connection with our corporate formation in 2001. These shares are redeemable for, at our election, cash or Accenture Ltd Class A common shares. In connection with the Transaction, these shares will become redeemable for, at our election, cash or Accenture plc Class A ordinary shares. The redemption price will be generally equal to the market price for Accenture plc Class A ordinary shares at the time of the redemption.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Distributions and Dividends; Repurchases and Redemptions” below.

Repurchases and Redemptions by Accenture plc

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Accenture plc will not have any distributable reserves immediately following the time of the Transaction because it is a newly formed holding company with no retained earnings. The issue of redeemable shares may only be made by Accenture plc where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Accenture plc. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Shareholder approval will not be required to redeem Accenture plc shares, and these shares are redeemable at the option of Accenture plc.

The Board of Directors of Accenture plc will also be entitled to issue preferred shares which may be redeemed at the option of either Accenture plc or the shareholder, depending on the terms of such preferred shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed Class A ordinary shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Accenture plc at any time must not exceed 10% of the nominal value of the issued share capital of Accenture plc. While Accenture plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Accenture plc or re-issued subject to certain conditions.

Please see “Risk Factors” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

Purchases by Subsidiaries of Accenture plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase Accenture plc shares either on-market or off-market. A general authority of the shareholders of Accenture plc is required to allow a subsidiary of Accenture plc to make on-market purchases of Accenture plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Accenture plc shares is required. We expect that Accenture plc will seek to renew such general authority, which must expire no later than 18 months after the date on which it was granted, at the first annual general meeting of Accenture plc in 2010 and at subsequent annual general meetings. In order for a subsidiary of Accenture plc to make an on-market purchase of Accenture plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NYSE, on which the Accenture plc Class A ordinary shares will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish law. We understand, however, that it is likely that the Irish authorities will take appropriate steps in the near future to add the NYSE to the list of recognized stock exchanges. For an off-market purchase by a subsidiary of Accenture plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Accenture plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Accenture plc.

The number of shares held by the subsidiaries of Accenture plc at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Accenture plc. While a subsidiary holds Accenture plc shares, it cannot exercise any voting rights in respect of those shares. The acquisition of the Accenture plc shares by a subsidiary must be funded out of distributable reserves of the subsidiary.

Existing Share Repurchase Program

The Board of Directors of Accenture has previously authorized a program to repurchase up to $1,538 million of the Accenture Ltd Class A common shares, Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares. Prior to the consummation of the Transaction, we expect (a) the Board of Directors of Accenture plc to authorize the repurchase of Accenture plc shares by Accenture plc and (b) Accenture Ltd and its nominee shareholders of Accenture plc to authorize the purchase of Accenture plc shares by subsidiaries of Accenture plc, such that Accenture plc and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Accenture Ltd share repurchase program.

As noted above, because repurchases of Accenture plc shares by Accenture plc will technically be effected as a redemption of those shares pursuant to Article 5(b)(iv) of the articles of association, separate shareholder approval for such repurchases will not be required.

However, because purchases of Accenture plc shares by subsidiaries of Accenture plc may be made only on a “recognized stock exchange” and only if the required shareholder approval has been obtained, we expect that the shareholder authorization for purchases by subsidiaries of Accenture plc described above will be effective as of the later of (i) the time of the Transaction and (ii) the date on which the NYSE becomes a recognized stock exchange for this purpose. We intend to seek to renew shareholder approval of this authorization at the 2010 annual general meeting of Accenture plc.

Bonus Shares

Under Accenture plc’s articles of association, the Board of Directors may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Accenture plc for issuance and distribution to shareholders as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Consolidation and Division; Subdivision

Under its articles of association, Accenture plc may by ordinary resolution of its Class A and Class X ordinary shareholders, voting as a single class, consolidate and divide all or any of its share capital into shares of larger nominal value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

Accenture plc may, by ordinary resolution, reduce its authorized share capital. Accenture plc also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital.

General Meetings of Shareholders

Accenture plc will be required to hold an annual general meeting within eighteen months of incorporation and at intervals of no more than fifteen months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after Accenture plc’s fiscal year-end. The first annual general meeting of Accenture plc may be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting. Because of the fifteen-month requirement described in this paragraph, Accenture plc’s articles of association include a provision reflecting this requirement of Irish law. At any annual general meeting only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any member entitled to vote at such meeting who complies with the procedures set forth in the articles of association. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Director Nominations; Proposals of Shareholders” below.

Extraordinary general meetings of Accenture plc may be convened by (i) the Board of Directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Accenture plc carrying voting rights or (iii) on requisition of Accenture plc’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Accenture plc as may be required from time to time. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof.

Notice of a general meeting must be given to all shareholders of Accenture plc and to the auditors of Accenture plc. The minimum notice periods under Irish law are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. Accenture plc’s articles of association provide a minimum notice period of 30 days for an annual general meeting and 21 days for an extraordinary general meeting to approve a special resolution to approximate the equivalent provisions of Accenture Ltd’s bye-laws. Accenture plc’s articles of association provide for a minimum notice period of 14 days’ notice for all other extraordinary general meetings reflecting these requirements of Irish law.

In the case of an extraordinary general meeting convened by shareholders of Accenture plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the Board of Directors has 21 days to convene a meeting of Accenture plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the Board of Directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The only matters which must, as a matter of Irish law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

The articles of association of Accenture plc provide for a Board of Directors that is divided into three classes serving staggered three-year terms. Directors are elected by the affirmative vote of a majority of the votes cast by shareholders. Shareholders do not have cumulative voting rights. Accordingly, the holders of a majority of the voting rights attaching to the Accenture plc Class A and Class X ordinary shares will, as a practical matter, be entitled to control the election of all directors. At each annual general meeting, directors will be elected for a full term of three years to succeed those directors of the relevant class whose terms are expiring. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board of Directors. Holders of Class A and Class X ordinary shares are entitled to one vote per each such share at all meetings at which directors are elected. Accenture plc’s articles of association provide for a minimum number of directors of eight. If at any time the number of directors falls below the minimum, the remaining directors may act only for the purposes of appointing additional directors to satisfy the requirements of the articles of association with respect to the minimum number of directors.

Accenture plc’s articles of association provide that a director may be removed with or without cause at the request of not less than 75% of the other directors.

If the directors become aware that the net assets of Accenture plc are half or less of the amount of Accenture plc’s share capital and share premium, the directors of Accenture plc must convene an extraordinary general meeting of Accenture plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Voting

All votes at a general meeting will be decided by way of poll. Every shareholder shall on a poll have one vote for each Class A or Class X ordinary share that he or she holds as of the record date for the meeting (and, except as otherwise provided by the Irish Companies Acts or Accenture plc’s memorandum and articles of association, the holders of Class A and Class X ordinary shares shall vote as a single class). Voting rights on a poll may be exercised by shareholders registered in Accenture plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in the manner prescribed by Accenture plc’s articles of association. The articles of association of Accenture plc permit the appointment of proxies by the shareholders to be notified to Accenture plc electronically.

Except where a greater majority is required by Irish law or Accenture plc’s memorandum and articles of association, any question proposed for consideration at any general meeting of Accenture plc or of any class of shareholders shall be decided by a simple majority of the votes cast by shareholders entitled to vote at such meeting.

In accordance with the articles of association of Accenture plc, the directors of Accenture plc may from time to time cause Accenture plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares and shares of Accenture plc held by subsidiaries of Accenture plc will not be entitled to vote at general meetings of shareholders.

Irish law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Accenture plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Accenture plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Accenture plc;

•	Amending the articles of association of Accenture plc;

•	Approving the change of name of Accenture plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of new shares;

•	Re-registration of Accenture plc from a public limited company as a private company;

•	Purchase of own shares off-market;

•	Reduction of share capital;

•	Resolving that Accenture plc be wound up by the Irish courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes;

•	Setting the re-issue price of treasury shares; and

•	Mergers with companies incorporated in the European Union (as described below).

A scheme of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (1) 75% by value of the voting members of each class of shares participating in the scheme of arrangement; and (2) more than 50% in number of the voting members of each class of shares participating in the scheme of arrangement, at a meeting called to approve the scheme.

Variation of Rights Attaching to a Class or Series of Shares

Variation of all or any special rights attached to any class of Accenture plc shares is addressed in the articles of association of Accenture plc as well as the Irish Companies Acts. Any variation of class rights attaching to the issued Accenture plc shares must be approved by a special resolution of the shareholders of the class affected or by the written consent of the holders of not less than 75% of the shareholders of the class affected.

Quorum for General Meetings

The presence of two shareholders, in person or by proxy and having the right to attend and vote at the meeting, and of the holders of more than 50% of the Accenture plc ordinary shares outstanding constitutes a quorum for the conduct of business (provided that, if Accenture plc has only one shareholder, one shareholder present in person or by proxy will constitute a quorum). No business may take place at a general meeting of Accenture plc if a quorum is not present in person or by proxy. The Board of Directors has no authority to waive quorum requirements stipulated in the articles of association of Accenture plc. Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Inspection of Books and Records

Under Irish law, shareholders have the right to: (i) receive a copy of the memorandum and articles of association of Accenture plc and any act of the Irish Government which alters the memorandum of association of Accenture plc; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of Accenture plc; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Accenture plc; (iv) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (v) receive balance sheets of a subsidiary company of Accenture plc which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of Accenture plc will also have the right to inspect all books, records and vouchers of Accenture plc. The auditors’ report must be circulated to the shareholders with Accenture plc’s Irish Financial Statements 21 days before the annual general meeting and must be read to the shareholders at Accenture plc’s annual general meeting.

Prior to the Transaction, Accenture plc’s Board of Directors intends to adopt a resolution, consistent with resolutions previously adopted by Accenture Ltd’s Board of Directors, providing that its shareholders have the right to inspect, at a principal place of business in the United States, copies of certain of our books and records, including shareholder names, addresses, and shareholdings in accordance with the terms set forth in the Model Business Corporation Act, as that act may be amended from time to time. If the Model Business Corporation Act does not provide access to the shareholder names, addresses, and shareholdings, these books and records will be made available for inspection by our shareholders for purposes properly related to their status as shareholders.

Acquisitions

There are a number of mechanisms for acquiring an Irish public limited company, including:

(a)	a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (1) 75% by value of the voting members of each class of shares participating in the scheme of arrangement; and (2) more than 50% in number of the voting members of each class of shares participating in the scheme of arrangement, at a meeting called to approve the scheme;

(b)	through a tender offer by a third party for all of the Accenture plc shares. Where the holders of 80% or more of a class of Accenture plc’s shares have accepted an offer for their shares in Accenture plc, the remaining shareholders in that class may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders in that class also have a statutory right to require the bidder to acquire their shares on the same terms. If Accenture plc shares were listed on the Irish Stock Exchange or another regulated stock exchange in the EU, this threshold would be increased to 90%; and

(c)	it is also possible for Accenture plc to be acquired by way of a merger with an EU-incorporated public company under the EU Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution. If Accenture plc is being merged with another EU public company under the EU Cross Border Merger Directive 2005/56 and the consideration payable to Accenture plc’s shareholders is not all in the form of cash, Accenture plc’s shareholders may be entitled to require their shares to be acquired at fair value.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Accenture plc’s articles of association provide that the approval of (i) the Board of Directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (ii) a shareholder resolution passed by a majority of votes cast on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Appraisal Rights

Generally, under Irish law, shareholders of an Irish company do not have appraisal rights. Under the EC (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish public limited company and a company incorporated in the European Economic Area, a shareholder (a) who voted against the special resolution approving the merger or (b) of a company in which 90% of the shares is held by the other company the party to the merger of the transferor company, has the right to request that the company acquire its shares for cash.

Disclosure of Interests in Shares

Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in 5% of any class of voting shares of an Irish public limited company. A shareholder of Accenture plc must therefore make such a notification to Accenture plc if as a result of a transaction the shareholder will be interested in 5% or more of the Accenture plc Class A ordinary shares or 5% or more of the Accenture plc Class X ordinary shares; or if as a result of a transaction a shareholder who was interested in more than 5% of the relevant class of Accenture plc shares ceases to be so interested. Where a shareholder is interested in more than 5% of the Accenture plc Class A ordinary shares or 5% or more of the Accenture plc Class X ordinary shares, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Accenture plc. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of the relevant class of share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to Accenture plc within 5 business days of the transaction or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above no right or interest of any kind whatsoever in respect of any shares in Accenture plc concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

In addition to the above disclosure requirement, Accenture plc, under the Irish Companies Acts, may by notice in writing require a person whom Accenture plc knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in Accenture plc’s relevant share capital to: (a) indicate whether or not it is the case, and (b) where such person holds or has during that time held an interest in the Accenture plc shares, to give such further information as may be required by Accenture plc including particulars of such person’s own past or present interests in Accenture plc shares. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by Accenture plc on a person who is or was interested in Accenture plc shares and that person fails to give Accenture plc any information required within the reasonable time specified, Accenture plc may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

(a)	any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)	no voting rights shall be exercisable in respect of those shares;

(c)	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)	no payment shall be made of any sums due from Accenture plc on those shares, whether in respect of capital or otherwise.

Where shares in Accenture plc are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

Anti-Takeover Provisions

Accenture plc’s articles of association provide that any merger of Accenture plc and another company requires the approval of (i) the Board of Directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (ii) an ordinary resolution of shareholders in addition to any other sanction required by applicable law, such as the EC (Cross-Border Mergers) Regulations 2008 described above.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Accenture plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•

in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

•

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities in regards to the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•

a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Offer

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Accenture plc, the acquirer and, depending on the circumstances, its concert parties would be mandatorily required (except with the consent of the Irish Takeover Panel) to make a cash offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Accenture plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a 12 month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Offer; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire Accenture plc shares of the same class as the shares the subject of the voluntary offer within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Accenture plc shares of that class by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired Accenture plc shares of the same class as the shares the subject of the voluntary offer (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total shares the subject of the voluntary offer or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per share shall be not less than the highest price paid by the bidder or its concert parties for shares (of the class of shares the subject of the voluntary offer) during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total shares of the class of shares the subject of the offer in the 12 month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Accenture plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Accenture plc is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Accenture plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the Board of Directors of Accenture plc is not permitted to take any action which might frustrate an offer for the Accenture plc shares once the Board of Directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the Board of Directors has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by Accenture plc’s shareholders at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of at least 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Pre-emption Rights, Share Warrants and Share Options” and “—Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Election of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Vacancies on Board of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Removal of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Board and Committee Composition; Management,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Consent to Action Without Meeting,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Amendment of Governing Documents” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Director Nominations; Proposals of Shareholders” below.

Corporate Governance

The articles of association of Accenture plc allocate authority over the management of Accenture plc to the Board of Directors. The Board of Directors may then delegate management of Accenture plc to committees of the Board of Directors, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Accenture plc. It is the intention of Accenture plc to replicate the existing committees that are currently in place for Accenture Ltd which include an Audit Committee, a Compensation Committee, a Nominating & Governance Committee and a Finance Committee. It also is the intention of Accenture plc to adopt Accenture Ltd’s current Corporate Governance Guidelines. The Board of Directors may create new committees or change the responsibilities of existing committees from time to time.

Prior to the Transaction, Accenture plc’s Board of Directors will adopt resolutions, consistent with resolutions previously adopted by Accenture Ltd’s Board of Directors, providing, among other things, that (a) its directors and officers will occupy a fiduciary relationship with Accenture plc and our shareholders and these directors and officers, in performing their duties, will act in good faith in a manner that a director or officer believes to be in our best interest and in the best interest of our shareholders, as that standard of care is interpreted by the courts; (b) its shareholders may bring derivative proceedings on behalf of Accenture plc, if those derivative proceedings are brought on a basis and under the terms set forth in the Model Business Corporation Act as it is interpreted by, or required by, the courts; and (c) Accenture plc will consent to the jurisdiction, for any otherwise available cause of action by or on behalf of our shareholders, of all Delaware state courts and U.S. federal courts in Delaware. Notwithstanding the passing of these resolutions, all substantive and procedural requirements of Irish law would have to be satisfied for any derivative proceedings or other legal actions to be brought in Ireland by a shareholder against Accenture plc or any of its directors or officers. In addition, there can be no assurance that Irish courts or courts in other jurisdictions would enforce court judgments obtained in the United States against Accenture plc or its directors in Ireland or in other countries where Accenture plc has assets.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Enforcement of Civil Liabilities Against Foreign Persons.”

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of the newly formed Irish company is Accenture public limited company. Accenture plc was incorporated in Ireland, as a public limited company on June 10, 2009 with company registration number 471706. Accenture plc’s fiscal year ends on August 31 and Accenture plc’s registered address is 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

Duration; Dissolution; Rights upon Liquidation

Accenture plc’s duration will be unlimited. Accenture plc may be dissolved at any time by way of either a voluntary winding up or a creditors’ voluntary winding up. In the case of a voluntary winding up, the approval is required by (i) the Board of Directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (ii) a special resolution of shareholders. Accenture plc may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Accenture plc has failed to file certain returns.

The rights of the shareholders to a return of Accenture plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Accenture plc’s articles of association or the terms of any preferred shares issued by the directors of Accenture plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Accenture plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities or any creditors, the assets will be distributed to shareholders in proportion to the paid-up nominal value of the shares held. Accenture plc’s articles provide that the Class A ordinary shareholders of Accenture plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares. Class X ordinary shareholders of Accenture plc are not entitled to participate in a winding up of Accenture plc.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Rights upon Liquidation”.

Uncertificated Shares

Holders of Accenture plc ordinary shares will not have the right to require Accenture plc to issue certificates for their shares. Accenture plc currently intends to issue only uncertificated ordinary shares unless certificated shares are required by any stock exchange, a recognized depository, any operator of any clearance, settlement system or law.

Stock Exchange Listing

If the Transaction becomes effective, the Transaction will not affect the stock exchange listing of Accenture’s shares. Immediately following the Transaction, the Accenture plc Class A ordinary shares will be listed on the NYSE under the symbol “ACN,” the same symbol under which Accenture Ltd Class A common shares are currently listed. Accenture Ltd shares are not listed on any other stock exchange. We do not currently intend to list the Accenture plc Class A ordinary shares on the Irish Stock Exchange or any other stock exchange. We do not intend to list the Accenture plc Class X ordinary shares on any stock exchange.

No Sinking Fund

The ordinary shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The shares to be issued in the Transaction will be duly and validly issued pursuant to the Transaction will be fully paid and non-assessable.

Transfer and Registration of Shares

Accenture plc’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Accenture plc. A shareholder of Accenture plc who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Accenture plc’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Accenture plc’s official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly, or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Accenture plc’s official Irish share register.

Accordingly, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their Accenture Ltd Class A common shares into a broker account to be held through DTC as soon as possible, and in any event prior to completion of the Transaction. We also strongly recommend that any person who wishes to acquire Accenture plc Class A ordinary shares after completion of the Transaction acquires such Accenture plc Class A ordinary shares beneficially.

Accenture plc does not intend to pay any stamp duty. However, Accenture plc’s articles of association allow Accenture plc, in its absolute discretion, to pay any stamp duty payable by a buyer. In the event of any such payment, Accenture plc may seek reimbursement. Any transfer of Accenture plc Class A ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to our transfer agent.

Class X ordinary shares are not transferable by their holders, unless the Class X ordinary shareholder has received the prior written consent of Accenture plc to the proposed transfer to the proposed transferee.

The directors of Accenture plc have general discretion to decline to register an instrument of transfer unless the transfer is in respect of one class of share only or, as in the case of Class X ordinary shares, such transfer would violate the terms of an agreement to which Accenture plc or any of its subsidiaries and the transferor are subject.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND

POWERS OF THE BOARD OF DIRECTORS

Your rights as a Class A or Class X common shareholder of Accenture Ltd and the relative powers of Accenture Ltd’s Board of Directors are governed by Bermuda law and Accenture Ltd’s memorandum of continuance and bye-laws. After the Transaction, you will become a Class A or Class X ordinary shareholder, as applicable, of Accenture plc, and your rights and the relative powers of Accenture plc’s Board of Directors will be governed by Irish law and Accenture plc’s memorandum and articles of association.

Many of the principal attributes of Accenture Ltd Class A and Class X common shares and Accenture plc Class A and Class X ordinary shares will be similar. However, there are differences between what your rights are under Bermuda law and what they will be after the Transaction under Irish law. In addition, there are differences between Accenture Ltd’s memorandum of continuance and bye-laws and Accenture plc’s memorandum and articles of association; however, there are no material differences between those documents, except for changes:

(i) that are required by Irish law (i.e., certain provisions of the Accenture Ltd bye-laws were not replicated in the Accenture plc articles of association because Irish law would not permit such replication, and certain provisions were included in the Accenture plc articles of association although they were not in the Accenture Ltd bye-laws because Irish law requires such provisions to be included in the articles of association of an Irish public limited company);

(ii) that eliminate certain provisions that are no longer applicable due to the passage of time (e.g., transfer restrictions on shares received by partners of Accenture at the time of our corporate formation in 2001); or

(iii) that are necessary in order to preserve the current rights of shareholders and powers of the Board of Directors of Accenture following the Transaction.

The following discussion is a summary of certain changes in your rights resulting from the Transaction.

This summary is not complete and does not cover all of the differences between Irish law and Bermuda law affecting companies and their shareholders or all the differences between Accenture Ltd’s memorandum of continuance and bye-laws and Accenture plc’s memorandum and articles of association. This summary is subject to the complete text of the relevant provisions of the Irish Companies Acts, the Bermuda Companies Act, Accenture Ltd’s memorandum of continuance and bye-laws and Accenture plc’s memorandum and articles of association. We encourage you to read those laws and documents carefully. Accenture plc’s forms of memorandum and articles of association are attached to this proxy statement as Annex B.

For information as to how you can obtain Accenture Ltd’s memorandum of continuance and bye-laws, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of Accenture plc below reflects Accenture plc’s memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capitalization

Authorized Share Capital

Accenture Ltd. The authorized share capital of Accenture Ltd is US$517,500, consisting of 20,000,000,000 Class A common shares par value US$0.0000225 per share, 1,000,000,000 Class X common shares par value US$0.0000225 per share, 2,000,000,000 undesignated shares par value US$0.0000225 per share, and such other series of preference shares as may be designated from time to time with the respective rights and restrictions determined by our Board of Directors.

Under Accenture Ltd’s bye-laws, the Board of Directors of Accenture Ltd has authority to issue authorized but unissued Class A common shares, Class X common shares or undesignated shares. The undesignated shares may be designated and issued as preferred shares, without further vote or action by our shareholders up to the maximum number authorized.

In accordance with Accenture Ltd’s bye-laws and the provisions of the Bermuda Companies Act, the authorized share capital may be increased, altered or reduced by a resolution of shareholders.

Under Bermuda law and Accenture Ltd’s memorandum of continuance and bye-laws there are no limitations on the right of nonresidents of Bermuda or owners who are not citizens of Bermuda to hold or vote shares of Accenture Ltd.

As permitted by Bermuda law, Accenture Ltd may issue fractional shares.

Accenture plc. The authorized share capital of Accenture plc is €40,000 and US$517,500 divided into 40,000 ordinary shares with a nominal value of €1 per share, 20,000,000,000 Class A ordinary shares with a nominal value of US$0.0000225 per share, 1,000,000,000 Class X ordinary shares with a nominal value of US$0.0000225 per share and 2,000,000,000 undesignated shares with a nominal value of US$0.0000225 per share. The authorized share capital includes 40,000 ordinary shares with a nominal value of €1 per share in order to satisfy statutory requirements for all Irish public limited companies commencing operations.

Accenture plc has the authority to issue authorized but unissued Class A ordinary shares, Class X ordinary shares or undesignated shares. The undesignated shares may be designated and issued as preferred shares, without further vote or action by our shareholders up to the maximum number authorized. In connection with the Transaction, Accenture plc will also assume Accenture Ltd’s existing obligations to deliver shares under our equity incentive plans and other similar employee awards pursuant to the terms thereof.

As a matter of Irish law, the directors of a company may issue authorized but unissued new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. Because of this requirement of Irish law, which does not have an analog under Bermuda law, the articles of association of Accenture plc authorize the Board of Directors of Accenture plc to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of Accenture plc’s incorporation, even though the Accenture Ltd bye-laws do not include an analogous provision.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Accenture plc’s shareholders. The shares comprising the authorized share capital of Accenture plc may be divided into shares of such nominal value as the resolution shall prescribe.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Accenture plc’s articles of association. Accenture plc’s articles of association entitle the Board of Directors, without shareholder approval, to determine the terms of the undesignated shares issued by Accenture plc. The Accenture plc Board of Directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares through the issue of the authorized but unissued undesignated shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Under Irish law and the memorandum and articles of association of Accenture plc there are no limitations on the right of nonresidents of Ireland or owners who are not citizens of Ireland to hold or vote shares of Accenture plc.

Unlike Bermuda law, Irish law does not recognize fractional shares held of record; accordingly, Accenture plc’s articles of association do not provide for the issuance of fractional Accenture plc shares, and the official Irish register of Accenture plc will not reflect any fractional shares.

Issued Share Capital

Accenture Ltd. As of June 19, 2009, the number of Accenture Ltd Class A common shares outstanding was 614,267,963 (which number does not include 57,456,157 issued shares held by subsidiaries of Accenture Ltd). The number of Accenture Ltd Class X common shares outstanding as of June 19, 2009 was 99,503,007.

Accenture plc. Immediately prior to the Transaction, the issued share capital of Accenture plc will be €40,000, comprised of 40,000 ordinary shares, with nominal value of €1 per share (the “Euro Share Capital”). In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Accenture plc and will then be cancelled by Accenture plc. We expect that Accenture plc will then issue a number of Class A and Class X ordinary shares, each with a nominal value of US$0.0000225 that is equal to the number of whole Accenture Ltd Class A and Class X common shares that will be cancelled as part of the Transaction (including Accenture plc ordinary shares issued to Accenture Ltd in respect of any Accenture Ltd common shares held as treasury shares immediately prior to the time of the Transaction). Accenture plc Class A and Class X common shares issued pursuant to the Transaction will be fully paid and non-assessable.

Reduction of Share Capital

Accenture Ltd. Accenture Ltd may, by a resolution of shareholders, authorize the reduction in any manner of its issued share capital (but not to a sum less than the minimum share capital prescribed by its memorandum of continuance) or any share premium account.

Accenture plc. Accenture plc may, by ordinary resolution, reduce its authorized share capital. Accenture plc also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital.

Pre-emption Rights, Share Warrants and Share Options

Accenture Ltd. Holders of Accenture Ltd Class A and Class X common shares do not have pre-emption rights under the Bermuda Companies Act or Accenture Ltd’s bye-laws over further issuances of Accenture Ltd shares. Accenture Ltd is subject to the rules of the NYSE that require shareholder approval of certain share issuances.

Accenture plc. Certain statutory pre-emption rights apply automatically in favor of Accenture plc’s shareholders where shares in Accenture plc are to be issued for cash. However, Accenture plc has opted out of these pre-emption rights in its articles of association as permitted under Irish law. Because Irish law requires this opt-out to be renewed every five years by a special resolution of the shareholders, and there is no analogous provision of Bermuda law, Accenture plc’s articles of association provide that this opt-out will lapse five years after the incorporation of Accenture plc, even though Accenture Ltd’s bye-laws do not include an analogous provision. A special resolution requires not less than 75% of the votes of Accenture plc’s shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Accenture plc pro rata to their existing shareholding before the shares can be issued to any new shareholders.

The statutory pre-emption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

The articles of association of Accenture plc provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Accenture plc is subject, the Board of Directors is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board of Directors deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the Board of Directors may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The Board of Directors may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Accenture plc will be subject to the rules of the NYSE that require shareholder approval of certain share issuances.

Distributions and Dividends; Repurchases and Redemptions

Distributions and Dividends

Accenture Ltd. Under Bermuda law, a company is not required to present proposed dividends or distributions to its shareholders for approval or adoption. Under the Bermuda Companies Act, the board of directors of a company may not declare or pay dividends or make distributions to shareholders if there are reasonable grounds for believing that (i) the company is or would after the payment be unable to pay its liabilities as they become due, or (ii) the realizable value of the company’s assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts.

Each Class A common share entitles its holder to a pro rata part of any dividend at the times and in the amounts, if any, which Accenture Ltd’s Board of Directors from time to time determines to declare, subject to any preferred dividend rights attaching to any preferred shares. Dividends on Accenture Ltd Class A common shares, if any, are at the discretion of the Board of Directors of Accenture Ltd and depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the Board of Directors deems relevant, as well as our ability to pay dividends in compliance with the Bermuda Companies Act.

Holders of Class X common shares are not entitled to receive dividends and are not entitled to be paid any amount upon a winding-up of Accenture Ltd.

Accenture Ltd has 2,000,000,000 authorized but unissued undesignated shares, par value $0.0000225 per share, the rights and preferences of which are currently undesignated. The Board of Directors of Accenture Ltd has the authority to issue the preferred shares in one or more series and to fix the rights, preferences, privileges and restrictions attaching to those shares, including dividend rights, conversion rights, voting rights, redemption terms and prices, liquidation preferences and the numbers of shares constituting any series and the designation of any series, without further vote or action by the shareholders. The holders of such preferred shares may, depending on their terms, be entitled to dividends in priority to Class A common shareholders.

Any series of preferred shares could, as determined by Accenture Ltd’s Board of Directors at the time of issuance, rank senior to Accenture Ltd’s common shares with respect to dividends, voting rights, redemption and/or liquidation rights. These preferred shares are of the type commonly known as “blank-check” preferred stock.

Accenture plc. Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Accenture plc less accumulated realized losses of Accenture plc. The distributable reserves of Accenture plc will include an amount equal to the share premium reduction, once the reduction of share premium becomes effective. In addition, no distribution or dividend may be made unless the net assets of Accenture plc are equal to, or in excess of, the aggregate of Accenture plc’s share capital plus undistributable reserves and the distribution does not reduce Accenture plc’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Accenture plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Accenture plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Accenture plc has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Accenture plc. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Accenture plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Accenture plc will not have any distributable reserves immediately following the time of the Transaction. Please see “Risk Factors” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Accenture plc. Accenture plc’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Accenture plc without the approval of the shareholders at a general meeting. The Board of Directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. While the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets. Although the provisions of Accenture plc’s articles of association described in this paragraph are different from the analogous provisions of Accenture Ltd’s bye-laws, these differences are required due to differences between Irish law and Bermuda law with respect to distributions and dividends.

The directors of Accenture plc may deduct from any dividend payable to any member all sums of money (if any) payable by such member to Accenture plc in relation to the Accenture plc shares.

The directors of Accenture plc are also entitled to issue shares with preferred rights to participate in dividends declared by Accenture plc in one or more series and to fix the rights, preferences, privileges and restrictions attaching to those shares, including dividend rights, conversion rights, voting rights, redemption terms and prices, liquidation preferences and the numbers of shares constituting any series and the designation of any series, without further vote or action by the shareholders. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

Any series of preferred shares could, as determined by Accenture plc’s Board of Directors at the time of issuance, rank senior to the Accenture plc’s ordinary shares with respect to dividends, voting rights, redemption and/or liquidation rights. These preferred shares are of the type commonly known as “blank-check” preferred stock.

Holders of Class X ordinary shares are not entitled to receive dividends and are not entitled to be paid any amount upon a winding-up of Accenture plc.

For information about the Irish tax issues relating to dividend payments, please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations.”

Share Repurchases, Redemptions and Conversions

Accenture Ltd. Under the Bermuda Companies Act, shares of a Bermuda company may be repurchased if so authorized by its bye-laws or memorandum of association, and shares may be redeemed at the option of the company if so authorized by its bye-laws or, in the case of shares redeemable at the option of the holder, its memorandum of association, provided that: (i) no such shares shall be repurchased or redeemed except out of the capital paid thereon, the funds of the company available for dividend or distribution, or out of the proceeds of a new issue of shares made for the purposes of redemption; (ii) the premium, if any, payable on redemption, is provided out of the company’s funds which would be otherwise available for dividend or distribution or out of the company’s share premium account before the shares are repurchased or redeemed; and (iii) there are no reasonable grounds for believing that the company is, or after such redemption or repurchase would be, unable to pay its liabilities as they become due. Accenture Ltd’s bye-laws provide that it may from time to time purchase its own shares in accordance with the provisions of the Bermuda Companies Act. Shareholder approval is not required for the purchase by Accenture Ltd (or any of its subsidiaries) of Accenture Ltd shares. Bermuda law does not distinguish between on-market and off-market purchases of a company’s own shares.

Accenture Ltd Class A and Class X Common Shares

Class A common shares are not redeemable. Accenture Ltd may redeem, at its option, any Class X common share for a redemption price equal to the par value of the Class X common share, or $0.0000225 per share. Accenture Ltd has separately agreed with the original holders of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares not to redeem any Class X common share of such holder if the redemption would reduce the number of Class X common shares held by that holder to a number that is less than the number of Accenture SCA Class I common shares or Accenture Canada Holdings Inc. exchangeable shares owned by that holder, as the case may be. Accenture Ltd will redeem Class X common shares upon the redemption or exchange of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares so that the aggregate number of Class X common shares outstanding at any time does not exceed the aggregate number of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares outstanding. Class X common shares are not transferable without the consent of Accenture Ltd.

Accenture SCA Class I Common Shares

Only certain of our current and former senior executives and their permitted transferees hold Accenture SCA Class I common shares. Each Class I common share entitles its holder to one vote on all matters submitted to the shareholders of Accenture SCA and entitles its holder to dividends and liquidation payments.

Subject to the transfer restrictions in Accenture SCA’s articles of association and subject to mandatory matters of Luxembourg companies law, Accenture SCA is obligated, at the option of the holder, to redeem any outstanding Accenture SCA Class I common share at any time at a redemption price per share generally equal to its current market value as determined in accordance with Accenture SCA’s articles of association. Under Accenture SCA’s articles of association, the market value of a Class I common share that is not subject to transfer restrictions will be deemed to be equal to (i) the average of the high and low sales prices of an Accenture Ltd Class A common share as reported on the NYSE (or on such other designated market on which the Class A common shares trade), net of customary brokerage and similar transaction costs, or (ii) if Accenture Ltd sells its Class A common shares on the date that the redemption price is determined (other than in a transaction with any employee or an affiliate or pursuant to a preexisting obligation), the weighted average sales price of an Accenture Ltd Class A common share on the NYSE (or on such other market on which the Class A common shares primarily trade), net of customary brokerage and similar transaction costs. Accenture SCA may, at its option, pay this redemption price with cash or by delivering Accenture Ltd Class A common shares on a one-for-one basis. This one-for-one redemption price and exchange ratio will be adjusted if Accenture Ltd holds more than a de minimis amount of assets (other than its interest in Accenture SCA and assets it holds only transiently prior to contributing them to Accenture SCA) or incurs more than a de minimis amount of liabilities (other than liabilities for which Accenture SCA has a corresponding liability to Accenture Ltd). Accenture has been advised by its legal advisors in Luxembourg that, absent a contractual definition, there is no relevant legal precedent in Luxembourg quantifying or defining the term “de minimis.” In the event that a question arises in this regard, Accenture expects that management will interpret “de minimis” in light of the facts and circumstances existing at the time in question. At this time, Accenture Ltd does not intend to hold any material assets other than its interest in Accenture SCA or to incur any material liabilities such that this one-for-one redemption price and exchange ratio would require adjustment and will disclose any change in its intentions that could affect this ratio. In order to maintain Accenture Ltd’s economic interest in Accenture SCA, Accenture Ltd will generally acquire additional Accenture SCA Class I common shares each time additional Accenture Ltd Class A common shares are issued.

Accenture Canada Holdings Inc. Exchangeable Shares

Subject to the transfer restrictions contained in Accenture Ltd’s bye-laws described below, holders of Accenture Canada Holdings Inc. exchangeable shares may exchange their shares for Accenture Ltd Class A common shares at any time on a one-for-one basis. Accenture may, at its option, satisfy this exchange with cash at a price per share generally equal to the market price of an Accenture Ltd Class A common share at the time of the exchange. Each exchangeable share of Accenture Canada Holdings Inc. entitles its holder to receive distributions equal to any distributions to which an Accenture Ltd Class A common share entitles its holder.

Accenture plc. Article 5(b)(iv) of Accenture plc’s articles of association provides that any ordinary share which Accenture plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of ordinary shares by Accenture plc will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by Accenture plc.” If the articles of association of Accenture plc did not contain Article 5(b)(iv), repurchases by Accenture plc would be subject to many of the same rules that apply to purchases of Accenture plc shares by subsidiaries described below under “—Purchases by Subsidiaries of Accenture plc,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Because Bermuda law does not impose such requirements with respect to share repurchases by Accenture Ltd and we desired to preserve the status quo with respect to share repurchases to the greatest extent possible after the Transaction, Article 5(b)(iv) was included in the Accenture plc articles of association, even though there is no analogous provision in the Accenture Ltd bye-laws. Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back Accenture plc Class A or Class X ordinary shares, we are referring to the redemption of ordinary shares by Accenture plc pursuant to Article 5(b)(iv) of the articles of association or the purchase of Accenture plc ordinary shares by a subsidiary of Accenture plc, in each case in accordance with the Accenture plc articles of association and Irish law as described below.

Accenture plc Class A and Class X Ordinary Shares

Accenture plc may redeem, at its option, any Class X ordinary share for a redemption price equal to the nominal value of the Class X ordinary share, or $0.0000225 per share. Accenture plc, as successor to Accenture Ltd, has separately agreed with the original holders of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares not to redeem any Class X ordinary share of such holder if the redemption would reduce the number of Class X ordinary shares held by that holder to a number that is less than the number of Accenture SCA Class I common shares or Accenture Canada Holdings Inc. exchangeable shares owned by that holder. Accenture plc will redeem Class X ordinary shares upon the redemption or exchange of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares so that the aggregate number of Class X ordinary shares outstanding at any time does not exceed the aggregate number of Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares outstanding. Class X ordinary shares are not transferable without the consent of Accenture plc.

The Transaction will modify the rights of the Accenture Canada Holdings Inc. exchangeable shares and Accenture SCA Class I common shares such that all of such shares will become exchangeable into Accenture plc Class A ordinary shares (rather than Accenture Ltd Class A common shares) subject to certain provisions described above for Accenture SCA Class I common shares.

Repurchases and Redemptions by Accenture plc

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Accenture plc will not have any distributable reserves immediately following the time of the Transaction because it is a newly formed holding company with no retained earnings. The issue of redeemable shares may only be made by Accenture plc where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Accenture plc. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Shareholder approval will not be required to redeem Accenture plc shares, and these shares are redeemable at the option of Accenture plc.

The Board of Directors of Accenture plc will also be entitled to issue preferred shares which may be redeemed at the option of either Accenture plc or the shareholder, depending on the terms of such preferred shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed Class A ordinary shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Accenture plc at any time must not exceed 10% of the nominal value of the issued share capital of Accenture plc. While Accenture plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Accenture plc or re-issued subject to certain conditions.

Please see “Risk Factors” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

Purchases by Subsidiaries of Accenture plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase Accenture plc shares either on-market or off-market. A general authority of the shareholders of Accenture plc is required to allow a subsidiary of Accenture plc to make on-market purchases of Accenture plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Accenture plc shares is required. We expect that Accenture plc will seek to renew such general authority, which must expire no later than 18 months after the date on which it was granted, at the first annual general meeting of Accenture plc in 2010 and at subsequent annual general meetings. In order for a subsidiary of Accenture plc to make an on-market purchase of Accenture plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NYSE, on which the Accenture plc Class A ordinary shares will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish law. We understand, however, that it is likely that the Irish authorities will take appropriate steps in the near future to add the NYSE to the list of recognized stock exchanges. For an off-market purchase by a subsidiary of Accenture plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Accenture plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Accenture plc.

The number of shares held by the subsidiaries of Accenture plc at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of

Accenture plc. While a subsidiary holds Accenture plc shares, it cannot exercise any voting rights in respect of those shares. The acquisition of the Accenture plc shares by a subsidiary must be funded out of distributable reserves of the subsidiary.

Existing Share Repurchase Program

As of February 28, 2009, the Board of Directors of Accenture has previously authorized a program to repurchase up to $1,538 million of the Accenture Ltd Class A common shares, Accenture SCA Class I common shares and Accenture Canada Holdings Inc. exchangeable shares. Prior to the consummation of the Transaction, we expect (a) the Board of Directors of Accenture plc to authorize the repurchase of Accenture plc shares by Accenture plc and (b) Accenture Ltd and its nominee shareholders of Accenture plc to authorize the purchase of Accenture plc shares by subsidiaries of Accenture plc, such that Accenture plc and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Accenture Ltd share repurchase program.

As noted above, because repurchases of Accenture plc shares by Accenture plc will technically be effected as a redemption of those shares pursuant to Article 5(b)(iv) of the articles of association, separate shareholder approval for such repurchases will not be required.

However, because purchases of Accenture plc shares by subsidiaries of Accenture plc may be made only on a “recognized stock exchange” and only if the required shareholder approval has been obtained, we expect that the shareholder authorization for purchases by subsidiaries of Accenture plc described above will be effective as of the later of (i) the time of the Transaction and (ii) the date on which the NYSE becomes a recognized stock exchange for this purpose. We intend to seek to renew shareholder approval of this authorization at the 2010 annual general meeting of Accenture plc.

Bonus Shares

Accenture Ltd. Under Accenture Ltd’s bye-laws, the Board of Directors may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Accenture Ltd for issuance and distribution to shareholders as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Accenture plc. Under Accenture plc’s articles of association, the Board of Directors may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Accenture plc for issuance and distribution to shareholders as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Shareholder Approval of Business Combinations

Accenture Ltd. The Bermuda Companies Act provides a number of mechanisms pursuant to which Accenture Ltd could merge into, amalgamate with or be acquired by another company, including:

(a)	a procedure under Section 99 of the Bermuda Companies Act known as a “scheme of arrangement.” A scheme of arrangement is a compromise or arrangement made between Accenture Ltd and its shareholders or any class of shareholders by obtaining (1) the consent for the arrangement of the holders of a majority in number representing 75% in value of each class of shares participating in the scheme of arrangement, voting as separate classes, at a meeting at which a quorum is present in person or by proxy and (2) the consent of the Bermuda Court. A scheme of arrangement, if authorized by the participating shareholders and the court, is binding on all of our participating shareholders;

(b)	a procedure under Section 102 of the Bermuda Companies Act for the compulsory acquisition of the shares of shareholders who dissent from a scheme or contract which involves the transfer of shares in

Accenture Ltd to another company. Where such a scheme or contract is approved by the holders of 90% in value of the shares to be transferred, the transferee company can, within two months of such approval, serve notice requiring those shareholders who dissent to transfer their shares to the transferee company. If no application is made by a dissenting shareholder to the Bermuda court within one month of receiving such notice, the dissenting shareholder is obliged to transfer his or her shares to the transferee on the terms of the scheme or contract. There are additional requirements which the transferee company has to satisfy in the event that it already holds more than 10% in value of the shares in Accenture Ltd when proposing the scheme or contract;

(c)	a procedure under Section 103 of the Bermuda Companies Act, under which the holders of not less than 95% of the shares or a class of shares in Accenture Ltd may give notice to the remaining shareholders or shareholders of the relevant class that they wish compulsorily to acquire their shares, on the terms set out in the notice. The shareholders receiving the notice can either accept it, or apply to the Bermuda court within one month of receiving such notice for the court to appraise the value of their shares. The shareholder who gave the notice to acquire has the option either to proceed to acquire the shares at the price fixed by the court, or to discontinue the purchase; and

(d)	under the Bermuda Companies Act, two or more companies can amalgamate and continue as one amalgamated company. Accenture Ltd, as a Bermuda exempted company, and a non-Bermuda corporation may amalgamate and continue either as a Bermuda exempted company or as a foreign corporation. Accenture Ltd’s bye-laws provide that (i) the Board of Directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (ii) a shareholder resolution passed by a majority of votes cast on the relevant record date is required to approve an amalgamation. For purposes of approval of an amalgamation, all shares, whether or not otherwise entitled to vote, carry the right to vote. A separate vote of a class of shares is required if the rights of that class would be altered by virtue of the amalgamation.

Under Bermuda law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Accenture Ltd’s bye-laws provide that the approval of (i) the Board of Directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (ii) a shareholder resolution passed by a majority of votes cast is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Accenture plc. There are a number of mechanisms for acquiring an Irish public limited company, including:

(a)	a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (1) 75% by value of the voting members of each class of shares participating in the scheme of arrangement; and (2) more than 50% in number of the voting members of each class of shares participating in the scheme of arrangement, at a meeting called to approve the scheme. A scheme of arrangement, if authorized by the participating shareholders and the court, is binding on all of our participating shareholders;

(b)	through a tender offer by a third party for all of the Accenture plc shares. Where the holders of 80% or more of a class of Accenture plc’s shares have accepted an offer for their shares in Accenture plc, the remaining shareholders in that class may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders in that class also have a statutory right to require the bidder to acquire their shares on the same terms. If Accenture plc shares were listed on the Irish Stock Exchange or another regulated stock exchange in the EU, this threshold would be increased to 90%; and

(c)	it is also possible for Accenture plc to be acquired by way of a merger with an EU-incorporated public company under the EU Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution. If Accenture plc is being merged with another EU public company under the EU Cross Border Merger Directive 2005/56 and the consideration payable to Accenture plc’s shareholders is not all in the form of cash, Accenture plc’s shareholders may be entitled to require their shares to be acquired at fair value.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Accenture plc’s articles of association provide that the approval of (i) the Board of Directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (ii) a shareholder resolution passed by a majority of votes cast on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Disclosure of Interests in Shares

Accenture Ltd. The Bermuda Companies Act does not include provisions related to disclosure of interests in shares analogous to the provisions of the Irish Companies Acts described below.

Accenture plc. Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in 5% of any class of voting shares of an Irish public limited company. A shareholder of Accenture plc must therefore make such a notification to Accenture plc if as a result of a transaction the shareholder will be interested in 5% or more of the Accenture plc Class A ordinary shares or 5% or more of the Accenture plc Class X ordinary shares; or if as a result of a transaction a shareholder who was interested in more than 5% of the relevant class of Accenture plc shares ceases to be so interested. Where a shareholder is interested in more than 5% of the Accenture plc Class A ordinary shares or 5% or more of the Accenture plc Class X ordinary shares, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Accenture plc. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of the relevant class of share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to Accenture plc within 5 business days of the transaction or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above no right or interest of any kind whatsoever in respect of any shares in Accenture plc concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

In addition to the above disclosure requirement, Accenture plc, under the Irish Companies Acts, may by notice in writing require a person whom Accenture plc knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in Accenture plc’s relevant share capital to: (a) indicate whether or not it is the case, and (b) where such person holds or has during that time held an interest in the Accenture plc shares, to give such further information as may be required by Accenture plc including particulars of such person’s own past or present interests in Accenture plc shares. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by Accenture plc on a person who is or was interested in Accenture plc shares and that person fails to give Accenture plc any information required within the reasonable time specified, Accenture plc may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

(a)	any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)	no voting rights shall be exercisable in respect of those shares;

(c)	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)	no payment shall be made of any sums due from Accenture plc on those shares, whether in respect of capital or otherwise.

Where shares in Accenture plc are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

Appraisal Rights

Accenture Ltd. Under Bermuda law, in the event of an amalgamation of a Bermuda company with another company (other than an amalgamation between a company and its wholly owned subsidiary or between two or more subsidiaries of the same company), a shareholder who did not vote for the amalgamation and who is not satisfied that fair value has been paid for his or her shares in the Bermuda company may apply to the Bermuda Court to appraise the fair value of his or her shares. Within one month of such appraisal, the company is entitled to pay the appraised fair value or decide not to proceed with the amalgamation. If the amalgamation has already become effective prior to such appraisal, the company is bound to pay the appraised fair value to the shareholder.

Accenture plc. Generally, under Irish law, shareholders of an Irish company do not have appraisal rights. Under the EC (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish public limited company and a company incorporated in the European Economic Area, a shareholder (a) who voted against the special resolution approving the merger or (b) of a company in which 90% of the shares is held by the other company the party to the merger of the transferor company, has the right to request that the company acquire its shares for cash.

Other Anti-Takeover Measures

Accenture Ltd. Bermuda law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan. However, there is little case law on the enforceability of such plans under Bermuda law. In the adoption of such a plan, the following principles should be observed: (1) the directors take bona fide actions in the best interests of the company as a whole, (2) the powers of the directors are used for a proper purpose, (3) the directors exercise their powers fairly between shareholders and (4) the plan does not penalize any existing shareholders.

The Board of Directors also has power to issue any authorized and unissued Accenture Ltd shares, including undesignated shares on such terms and conditions as it may determine and any such action should be taken in the best interests of Accenture Ltd. It is possible that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the Class A or Class X common shares believe to be in their best interests or in which holders of Class A common shares might receive a premium for their shares over the then market price of the shares.

Accenture plc

Shareholder Rights Plans and Share Issuances

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law. In any event, such a plan would be subject to the Irish Takeover Rules described below.

Subject to the Irish Takeover Rules described below, the Board of Directors also has power to issue any authorized and unissued Accenture plc shares on such terms and conditions as it may determine and any such action should be taken in the best interest of Accenture plc. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the Class A or the Class X ordinary shares believe to be in their best interests or in which holders of Class A ordinary shares might receive a premium for their shares over the market price of the shares.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Accenture plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•

in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

•

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities in regards to the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•

a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Offer

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Accenture plc, the acquirer and, depending on the circumstances, its concert parties would be mandatorily required (except with the consent of the Irish Takeover Panel) to make a cash offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Accenture plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a 12 month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Offer; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire Accenture plc shares of the same class as the shares the subject of the voluntary offer within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Accenture plc shares of that class by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired Accenture plc shares of the same class as the shares the subject of the voluntary offer (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total shares the subject of the voluntary offer or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per share shall be not less than the highest price paid by the bidder or its concert parties for shares (of the class of shares the subject of the voluntary offer) during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total shares of the class of shares the subject of the offer in the 12 month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Accenture plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Accenture plc is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Accenture plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the Board of Directors of Accenture plc is not permitted to take any action which might frustrate an offer for the Accenture plc shares once the Board of Directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the Board of Directors has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by Accenture plc’s shareholders at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of at least 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Pre-emption Rights, Share Warrants and Share Options,” and “—Disclosure of Interests in Shares,” in addition to “—Election of Directors,” “—Vacancies on Board of Directors,” “—Removal of Directors,” “—Board and Committee Composition; Management,” “—Shareholder Consent to Action Without Meeting,” “—Amendment of Governing Documents” and “—Director Nominations; Proposals of Shareholders” below.

Election of Directors

Accenture Ltd. Accenture Ltd’s bye-laws provide that the Board of Directors will consist of not less than eight nor more than fifteen persons (or such number in excess thereof as the shareholders may from time to time determine), with the exact number in that range to be set from time to time by the Board of Directors. Accordingly, the Board of Directors, and not the shareholders, has the authority to determine the number of directors within the stated range.

Directors are elected or appointed at the annual general meeting or at any special general meeting called for that purpose. Each director is elected by the affirmative vote of a majority of the votes cast with respect to such director at any meeting for the election of directors at which a quorum is present. The bye-laws of Accenture Ltd provide that the Board of Directors is divided into three classes serving staggered three-year terms. Shareholders do not have cumulative voting rights. Accordingly, the holders of a majority of the voting rights attaching to the Accenture Ltd Class A and Class X common shares will, as a practical matter, be entitled to control the election of all directors. At each annual general meeting, directors will be elected for a full term of three years to succeed those directors of the relevant class whose terms are expiring. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board of Directors. Holders of Class A and Class X common shares are entitled to one vote per share at all meetings at which directors are elected.

Accenture plc. The Irish Companies Acts provide for a minimum of two directors. Accenture plc’s articles of association provide for a minimum of eight directors and a maximum of fifteen directors. The shareholders of Accenture plc may from time to time increase or reduce the maximum number, or increase or reduce the minimum number, of directors by ordinary resolution. Although the Accenture Ltd bye-laws provide that the number of directors to be elected within the minimum and maximum provided in the bye-laws will be determined by the Board of Directors, the Accenture plc articles of association do not include analogous provisions because (a) Irish law does not expressly recognize a concept of “board size” within the minimum and maximum number of directors, and (b) it is unclear whether a provision in an Irish public limited company’s articles of association permitting the board to set the maximum number of directors would be valid under Irish law.

Directors are elected or appointed at the annual general meeting or at any special general meeting called for that purpose. Each director is elected by the affirmative vote of a majority of the votes cast with respect to such director at any meeting for the election of directors at which a quorum is present. A vacancy caused by the removal of a director may be filled at the meeting at which the director is removed by resolution of Accenture plc’s shareholders. If not, it may be filled by the Board of Directors.

The articles of association of Accenture plc provide that the Board of Directors is divided into three classes serving staggered three-year terms. Directors are elected by the affirmative vote of a majority of the votes cast by shareholders. Shareholders do not have cumulative voting rights. Accordingly, the holders of a majority of the voting rights attaching to the Accenture plc Class A and Class X ordinary shares will, as a practical matter, be entitled to control the election of all directors. At each annual general meeting, directors will be elected for a full term of three years to succeed those directors of the relevant class whose terms are expiring. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board of Directors. Holders of Class A and Class X ordinary shares are entitled to one vote for each share at all meetings at which directors are elected. Accenture plc’s articles of association provide for a minimum number of directors of eight. If at any time the number of directors falls below the minimum, the remaining directors may act only for the purposes of appointing additional directors to satisfy the requirements of the articles of association with respect to the minimum number of directors.

Appointment of Directors by the Board

Accenture Ltd. Accenture Ltd’s bye-laws provide that a vacancy occurring in the Board of Directors (including a vacancy resulting from an increase in the number of directors or the removal of a director) not filled by the shareholders in general meeting may be filled by the affirmative vote of a majority of the directors remaining in office, provided that a quorum is present.

Under Accenture Ltd’s bye-laws, if the Board of Directors fills a vacancy, the director’s term expires at the conclusion of the next annual general meeting.

Accenture plc. Accenture plc’s articles of association provide that the directors shall have the authority to appoint one or more directors to Accenture plc’s Board of Directors, either to fill a vacancy or as an additional director subject to the maximum in the articles of association.

Any director so appointed shall hold office until the next annual general meeting of Accenture plc. During any vacancy in the Board of Directors the remaining directors shall have full power to act as the board.

Removal of Directors

Accenture Ltd. Accenture Ltd’s bye-laws provide that a director may be removed with or without cause at the request of not less than 75% of the other directors.

Accenture plc. Accenture plc’s articles of association provide that a director may be removed with or without cause at the request of not less than 75% of the other directors.

Additionally, the Irish Companies Acts provide that shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term. Because of this requirement under the Irish Company Acts, the Accenture plc articles of association include such a provision. The equivalent provision under Bermuda law was made inapplicable by Accenture Ltd in its bye-laws, which is permitted under Bermuda law, but not Irish law. A director who is removed from office may have a claim for damages for breach of contract (e.g., employment contract).

Board and Committee Composition; Management

Accenture Ltd. Accenture Ltd’s bye-laws provide that the Board of Directors may appoint any person to be the attorney or agent of Accenture Ltd and may delegate to such person any of the powers, authorities and discretions (with power to sub-delegate) of the Board of Directors, for such period and subject to such conditions as it may think fit. The Board of Directors may revoke or vary any such appointment or delegation. The Board of Directors may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any officer of Accenture Ltd or committee, consisting of such person or persons (whether directors or not) as it thinks fit. The Board of Directors may make any such delegation on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary such delegation. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board of Directors. The power to delegate to a committee extends to all the powers, authorities and discretions of the Board of Directors generally. The meetings and proceedings of any committee of the Board of Directors consisting of two or more members shall be governed by the provisions contained in the bye-laws for regulating the meetings and proceedings of the Board of Directors so far as they are capable of applying and are not superseded by any regulations imposed by the Board of Directors except that, unless otherwise determined by the Board of Directors, the quorum necessary for the transaction of business at any committee meeting shall be two members. Each committee of the board shall cause minutes to be made and books kept for the purpose of recording all the proceedings at meetings.

Accenture plc. The articles of association of Accenture plc allocate authority over the management of Accenture plc to the Board of Directors. The Board of Directors may then delegate management of Accenture plc to committees of the Board of Directors, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Accenture plc. It is the intention of Accenture plc to replicate the existing committees that are currently in place for Accenture Ltd which include an Audit Committee, a Compensation Committee, a Nominating & Governance Committee and a Finance Committee. It also is the intention of Accenture plc to adopt Accenture Ltd’s current Corporate Governance Guidelines. The Board of Directors may create new committees or change the responsibilities of existing committees from time to time.

Duties of the Board of Directors

Accenture Ltd. Bermuda law does not impose an all-embracing code of conduct on directors. Many of the duties and obligations of a director are statutory; others are found only in common law. The Bermuda Companies Act contains numerous provisions relating to the duties of directors and prescribes penalties for breach of such duties. At common law a director owes two types of duty to the company: a fiduciary duty and a duty of skill and care. An individual director must act in good faith in his or her dealings with or on behalf of the company and exercise the powers and fulfill the duties of the office honestly. A director has a duty to act in good faith in what the director considers is the best interests of the company and not for any collateral purpose. Directors must act within the powers set out in the company’s memorandum of association and bye-laws and exercise their powers in the company’s interests and for the purposes for which those powers were conferred. Directors are responsible to the company and not, in the absence of special circumstances, to the shareholders as individuals. For these purposes, the company is generally defined with reference to the interest of both present and future shareholders of the company as a whole.

The bye-laws of Accenture Ltd provide that a director, in taking action, including an action that may involve or relate to a change in control or potential change of control of Accenture Ltd, may, but is not required to, consider, among other things, the effects that the action may have on other interests or persons, including senior executives, retired senior executives and employees and the communities in which Accenture does business, as long as the director acts honestly and in good faith with a view to our best interests. Accenture Ltd’s Board of Directors has adopted a resolution providing that our directors and officers will occupy a fiduciary relationship with Accenture Ltd and its shareholders and these directors and officers, in performing their duties, will act in good faith in a manner that a director or officer believes to be in the best interests of Accenture Ltd and its shareholders, as that standard of care is interpreted by the courts.

Accenture plc. The directors of Accenture plc have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of Accenture plc (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and will be expected to exercise a greater degree of skill and diligence than non-executive directors). The principal directors’ duties include the common law fiduciary duties of good faith and exercising due care and skill. The statutory duties include ensuring the maintenance of proper books of account, having annual accounts prepared, having an annual audit performed, the duty to maintain certain registers and make certain filings as well as disclosure of personal interests. Particular duties also apply to directors of insolvent companies (for example, the directors could be liable to sanctions where they are deemed by the court to have carried on the business of Accenture plc while insolvent, without due regard to the interests of creditors). For public limited companies like Accenture plc, directors are under a specific duty to ensure that the secretary is a person with the requisite knowledge and experience to discharge the role.

The articles of association of Accenture plc provide that a director, in taking action, including an action that may involve or relate to a change in control or potential change of control of Accenture plc, may, but is not required to, consider, among other things, the effects that the action may have on other interests or persons, including senior executives, retired senior executives and employees and the communities in which Accenture does business, as long as the director acts honestly and in good faith with a view to our best interests. Accenture plc’s Board of Directors has adopted a resolution providing that our directors and officers will occupy a fiduciary relationship with Accenture plc and its shareholders and these directors and officers, in performing their duties, will act in good faith in a manner that a director or officer believes to be in the best interests of Accenture plc and its shareholders, as that standard of care is interpreted by the courts.

Indemnification of Directors and Officers; Insurance

Accenture Ltd. If a director or officer of a Bermuda company is found to have breached his or her fiduciary duties to that company, he or she may be held personally liable to the company in respect of that breach of duty. A director may be liable jointly and severally with others if it is shown that the director knowingly engaged in fraud or dishonesty.

Accenture Ltd’s bye-laws contain provisions which release the directors and officers from liability provided that they have acted honestly and in good faith in the interests of the company; and indemnify them against all liabilities, losses, damages or expenses in respect of any negligence, default or breach of duty. In addition, no director or officer is liable for the acts, receipts, neglects or defaults of any other director or officer. The exemption from liability and indemnity provisions apply to the fullest extent permitted by law and so does not extend to fraud or dishonesty on the part of the directors and officers.

Accenture Ltd is permitted under its bye-laws and the Bermuda Companies Act to take out directors and officers liability insurance, as well as other types of insurance, for its directors and officers.

Accenture plc. If a director or officer of an Irish company is found to have breached his or her fiduciary duties to that company, he or she may be held personally liable to the company in respect of that breach of duty. Accenture plc’s articles of association do not contain analogous provisions to Accenture Ltd’s bye-laws releasing the directors and officers from liability where they have acted honestly and in good faith as such a release of liability is not possible under Irish law. Accenture plc’s articles of association do contain indemnification and expense advancement provisions that are substantially similar to those provided in Accenture Ltd’s bye-laws. That indemnity is subject to the provisions of the Irish Companies Acts.

Because the Irish Companies Acts prescribe that such an indemnity only permits a company to pay the costs or discharge the liability of a director or the secretary where judgment is given in favor of the director or secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or secretary acted honestly and reasonably and ought fairly to be excused, the indemnity in Accenture plc’s articles of association to the extent it applies to directors and the secretary of Accenture plc is more limited than the indemnity in Accenture Ltd’s bye-laws. This restriction does not apply to executives who are not directors or the secretary of Accenture plc.

Irish companies may take out directors and officers liability insurance, as well as other types of insurance, for their directors and officers.

In addition, in connection with the Transaction, we intend that Accenture Ltd (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of Accenture plc’s directors and secretary, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be substantially similar to the indemnity currently afforded by Accenture Ltd under its bye-laws to its directors and officers.

Limitation on Director Liability

Accenture Ltd. Under Bermuda law a company shall not indemnify any individual that is adjudged to be liable for fraud or dishonesty in the performance of his or her duties to such company.

Accenture Ltd’s bye-laws provide that Accenture Ltd agrees to exempt any director, secretary, other officer or committee member of Accenture Ltd from any liability on account of any negligence, default or breach of duty on his or her own part in relation to Accenture Ltd or any subsidiary of Accenture Ltd. Such waiver does not cover any matter involving fraud or dishonesty.

Accenture plc. Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty, and therefore Accenture plc’s articles of association do not include provisions exempting directors from liability analogous to the provisions of Accenture Ltd’s bye-laws described above. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Conflicts of Interest

Accenture Ltd. A director notwithstanding his or her office (i) may be a party to, or otherwise interested in, any transaction or arrangement with Accenture Ltd or in which Accenture Ltd is otherwise interested and (ii) may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any company or other person promoted by Accenture Ltd or in which Accenture Ltd is interested.

A director who is in any way, whether directly or indirectly, to the director’s knowledge interested in a contract with Accenture Ltd or certain of its affiliates is required to declare the nature of the interest at the first opportunity at a meeting of the Board of Directors at which the question of entering into the contract is first taken into consideration, if the director knows the interest then exists, or in any other case at the first meeting of the Board of Directors after the director knows that he or she is or has become so interested.

Accenture plc. As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. Under Irish law, directors who have a personal interest in a contract or a proposed contract with Accenture plc are required to declare the nature of their interest at a meeting of the directors of Accenture plc. Accenture plc is required to maintain a register of such declared interests which must be available for inspection by the shareholders.

Shareholders’ Suits

Accenture Ltd. Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda Court, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong done to the company where the act complained of is alleged to be beyond the corporate power of the company or is illegal or would result in violation of the company’s memorandum of association or continuance or bye-laws. Furthermore, consideration would be given by the Bermuda Court to enable a derivative action by shareholders in respect of acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved it.

When the affairs of a company are being conducted in a manner oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Bermuda Court for an order regulating the company’s conduct of affairs in the future or compelling the purchase of the shares of any shareholder, by other shareholders or by the company.

Accenture Ltd’s Board of Directors has adopted resolutions providing, among other things, that (a) its shareholders may bring derivative proceedings on behalf of Accenture Ltd, if those derivative proceedings are brought on a basis and under the terms set forth in the Model Business Corporation Act as it is interpreted by, or required by, the courts; and (b) Accenture Ltd will consent to the jurisdiction, for any otherwise available cause of action by or on behalf of our shareholders, of all Delaware state courts and U.S. federal courts in Delaware. Notwithstanding the passing of these resolutions, all substantive and procedural requirements of Bermuda law would have to be satisfied for any such derivative proceedings to be brought in Bermuda, and there can be no assurance that Bermuda courts or courts in other jurisdictions would enforce court judgments obtained in the United States against Accenture Ltd or its directors in Bermuda or in other countries where Accenture Ltd has assets.

Accenture plc. In Ireland, the decision to institute proceedings is generally taken by a company’s board of directors who will usually be empowered to manage the company’s business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of Accenture plc. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against Accenture plc would otherwise go un-redressed.

The principal case law in Ireland indicates that to bring a derivative action a person must first establish a prima facie case (1) that the company is entitled to the relief claimed and (2) that the action falls within one of the five exceptions derived from case law, as follows:

•	Where an ultra vires or illegal act is perpetrated.

•	Where more than a bare majority is required to ratify the “wrong” complained of.

•	Where the shareholders’ personal rights are infringed.

•	Where a fraud has been perpetrated upon a minority by those in control.

•	Where the justice of the case requires a minority to be permitted to institute proceedings.

The shareholders of Accenture plc may also bring proceedings against Accenture plc where the affairs of Accenture plc are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct which is burdensome, harsh or wrong. The conduct must relate to the internal management of Accenture plc. This is an Irish statutory remedy and the court can grant any order it sees fit, usually providing for the purchase or transfer of the shares of any shareholder.

Prior to the Transaction, Accenture plc’s Board of Directors will adopt resolutions, consistent with resolutions previously adopted by Accenture Ltd’s Board of Directors, providing, among other things, that (a) its shareholders may bring derivative proceedings on behalf of Accenture plc, if those derivative proceedings are brought on a basis and under the terms set forth in the Model Business Corporation Act as it is interpreted by, or required by, the courts; and (b) Accenture plc will consent to the jurisdiction, for any otherwise available cause of action by or on behalf of our shareholders, of all Delaware state courts and U.S. federal courts in Delaware. Notwithstanding the passing of these resolutions, all substantive and procedural requirements of Irish law would have to be satisfied for any derivative proceedings or other legal actions to be brought in Ireland by a shareholder against Accenture plc or any of its directors or officers. In addition, there can be no assurance that Irish courts or courts in other jurisdictions would enforce court judgments obtained in the United States against Accenture plc or its directors in Ireland or in other countries where Accenture plc has assets.

Shareholder Consent to Action Without Meeting

Accenture Ltd. Accenture Ltd’s bye-laws provide that except in the case of the removal of auditors or directors, anything which may be done by resolution in a general meeting of any class of shareholders may, without a meeting and without any previous notice, be done by resolution in writing, signed by all of the shareholders who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution.

Accenture plc. The Irish Companies Acts provide for the ability of shareholders to consent to action without a meeting by way of a unanimous written resolution. Accenture plc’s articles of association provide that anything which may be done by resolution of Accenture plc at a general meeting may be done by resolution in writing, but only if it is signed by or on behalf of all of the shareholders entitled to attend and vote on the relevant resolution.

Annual Meetings of Shareholders

Accenture Ltd. A general meeting of Accenture Ltd’s shareholders shall be convened at least once in every calendar year, referred to as the annual general meeting. The directors may select the location/jurisdiction in which the annual general meeting will take place. At any annual general meeting only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors, (b) in writing by such number of shareholders as is prescribed by, and is made in accordance with, the relevant provisions of Bermuda law, (c) is proposed at the direction of the court, or (d) by the chairman of the meeting where the chairman in his or her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting. Please see “—Director Nominations; Proposals of Shareholders” below.

Notice of an annual general meeting must be given to all shareholders of Accenture Ltd. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least 5 days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Accenture Ltd bye-laws provide that notice of an annual general meeting shall be given not less than 30 days before the date of the meeting.

As a matter of Bermuda law, the matters which must be transacted at an annual general meeting (unless waived in accordance with the Bermuda Companies Act) are the presentation of audited financial statements of Accenture Ltd and the appointment of an auditor to hold office until the close of the next annual general meeting (and, if no such appointment is made, the auditor in office shall continue until a successor is appointed).

Accenture plc. Accenture plc will be required to hold an annual general meeting within eighteen months of incorporation and at intervals of no more than fifteen months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after Accenture plc’s fiscal year-end. The first annual general meeting of Accenture plc may be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting. At any annual general meeting only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any member entitled to vote at such meeting who complies with the procedures set forth in the articles of association. Please see “—Director Nominations; Proposals of Shareholders” below.

Notice of an annual general meeting must be given to all shareholders of Accenture plc and to the auditors of Accenture plc. Accenture plc’s articles of association provide that the minimum notice period is 30 days’ notice in writing for an annual general meeting.

Because of the fifteen-month requirement described above, which is different from the analogous provisions of Bermuda law, Accenture plc’s articles of association include provisions reflecting this requirement of Irish law, even though the analogous provisions of Accenture Ltd’s bye-laws differ in this respect.

The only matters which must, as a matter of Irish law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

Special Meetings of Shareholders

Accenture Ltd. Special general meetings of Accenture Ltd may be convened by (i) the Board of Directors or (ii) on written requisition of the shareholders holding not less than 10% of the paid up share capital of Accenture Ltd carrying the right to vote in general meeting.

Notice of a special general meeting must be given to all shareholders of Accenture Ltd. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least 5 days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Accenture Ltd bye-laws provide that notice of a special general meeting shall be given not less than 10 days before the date of the meeting.

Accenture plc. Extraordinary general meetings of Accenture plc may be convened by (i) the Board of Directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Accenture plc carrying voting rights or (iii) on requisition of Accenture plc’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Accenture plc as may be required from time to time. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof.

Notice of an extraordinary general meeting must be given to all shareholders of Accenture plc and to the auditors of Accenture plc. The articles of association of Accenture plc provide that the maximum notice period is 60 days. The minimum notice periods under Irish law are 21 days’ notice in writing for an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. These minimum notice periods are reflected in Accenture plc’s articles of association.

In the case of an extraordinary general meeting convened by shareholders of Accenture plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the Board of Directors has 21 days to convene a meeting of Accenture plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the Board of Directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

If the directors become aware that the net assets of Accenture plc are half or less of the amount of Accenture plc’s share capital and share premium, the directors of Accenture plc must convene an extraordinary general meeting of Accenture plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Record Dates for Shareholder Meetings

Accenture Ltd. Accenture Ltd’s bye-laws provide that the board may set the record date for any general shareholder meeting and the record date shall be at most 60 days prior to the general meeting.

Accenture plc. Accenture plc’s articles of association provide that the board may set the record date for any general shareholder meeting and the record date shall be at most 60 days prior to the general meeting.

Director Nominations; Proposals of Shareholders

Accenture Ltd. The Bermuda Companies Act provides that shareholders may, as set forth below and at their own expense (unless a company otherwise resolves), require a company to give notice of any resolution that the shareholders can properly propose at the next annual general meeting or to circulate a statement prepared by the shareholders in respect of any matter referred to in a proposed resolution or any business to be conducted at a general meeting. Bermuda law provides that shareholders of record who collectively hold at least 5% of the total voting rights of the outstanding Class A and Class X common shares, or any group comprised of at least 100 or more registered shareholders, may require a proposal to be submitted to an annual general meeting of shareholders. Bermuda law generally requires that notice of such a proposal must be deposited at Accenture’s registered office not less than six weeks before the date of the meeting. These advance notice provisions of Bermuda law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement for that meeting generally must be received at Accenture’s registered office not less than 120 calendar days before the date of Accenture’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

Accenture Ltd’s bye-laws provide that at any annual general meeting only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors, (b) in writing by such number of shareholders as is prescribed by, and is made in accordance with, the relevant provisions of Bermuda law, (c) is proposed at the direction of the court, or (d) by the chairman of the meeting in his or her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

Accenture Ltd’s bye-laws provide that a shareholder entitled to vote for the election of directors may nominate a person or persons for election only if, for an annual general meeting, not less than 120 nor more than 150 days before the date of Accenture Ltd’s proxy statement released to shareholders in connection with the prior year’s annual general meeting, notice executed by a shareholder has been received by the secretary of Accenture Ltd of the intention to propose such person for appointment, setting forth as to each person so nominated for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class, series and number of Accenture Ltd shares which are beneficially owned by such person, (iv) particulars which would, if such person were so appointed, be required to be included in Accenture Ltd’s register of directors and officers and (v) all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to the Rules and Regulations of the SEC under Section 14 of the Securities Exchange Act of 1934 of the United States of America (as amended), together with notice executed by such person of his or her willingness to serve as a director if so elected; provided, however, that no shareholder shall be entitled to propose any person to be appointed, elected or re-elected director at any special general meeting.

Accenture plc. The Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described above under “—Special Meetings of Shareholders.” While the Bermuda Companies Act provides shareholders with statutory rights to propose business at annual and special general meetings in certain circumstances as described above, the Irish Companies Acts provide shareholders with analogous statutory rights with respect to extraordinary general meetings only.

Accenture plc’s articles of association, however, contain advance notice requirements for shareholders to propose business or make nominations at annual general meetings that are similar to those contained in the bye-laws of Accenture Ltd.

In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement for that meeting generally must be received at Accenture’s registered office not less than 120 calendar days before the date of Accenture’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

Adjournment of Shareholder Meetings

Accenture Ltd. Accenture Ltd’s bye-laws provide that if within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for a meeting a quorum is not present, the meeting, if convened on the requisition of shareholders, shall be dissolved. If within 15 minutes after the time appointed for a meeting, no shareholders are present, the meeting shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. Accenture Ltd shall give not less than 5 days’ notice of any meeting adjourned through want of a quorum and such notice shall state the quorum requirement from the adjourned meeting. If within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for any adjourned meeting a quorum is not present, the meeting may be further adjourned to such other day and such other time and place as the chairman of the meeting may determine, but otherwise the meeting shall be dissolved. A meeting may not be adjourned to a day which is more than 90 days after the day originally appointed for the meeting.

Accenture plc. Accenture plc’s articles provide that if within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for a meeting a quorum is not present, the meeting, if convened on the requisition of shareholders, shall be dissolved. If within 15 minutes after the time appointed for a meeting, no shareholders are present, the meeting shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. Accenture plc shall give not less than 5 days’ notice of any meeting adjourned through want of a quorum and such notice shall state the quorum requirement from the adjourned meeting. If within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for any adjourned meeting a quorum is not present, the meeting may be further adjourned to such other day and such other time and place as the chairman of the meeting may determine, but otherwise the meeting shall be dissolved. A meeting may not be adjourned to a day which is more than 90 days after the day originally appointed for the meeting.

Voting Rights

Accenture Ltd. Holders of Class A and Class X common shares are entitled to one vote per share and vote together as a single class on all matters submitted to a vote of shareholders, except for those matters for which a class vote is required, where a separate vote of the members of the affected class only is required.

Under Bermuda law, except as otherwise provided in the Companies Act or our bye-laws, questions brought before a general meeting of shareholders are decided by a simple majority vote of shareholders present in person or by proxy at the meeting.

In accordance with the bye-laws of Accenture Ltd, the directors of Accenture Ltd may from time to time cause Accenture Ltd to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than common shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Accenture plc. Except where a greater majority is required by Irish law or Accenture plc’s memorandum and articles of association, any question proposed for consideration at any general meeting of Accenture plc or of any class of shareholders shall be decided by a simple majority of the votes cast by shareholders entitled to vote at such meeting and all resolutions put to the Shareholders will be decided on a poll vote.

All votes at a general meeting will be decided by way of a poll. Every shareholder shall on poll have one vote for each Class A or Class X ordinary share that he or she holds as of the record date for the meeting (and, except as otherwise provided by the Irish Companies Acts or Accenture plc’s memorandum and articles of association, the holders of Class A and Class X ordinary shares shall vote as a single class). Voting rights on a poll may be exercised by shareholders registered in Accenture plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in the manner prescribed by Accenture plc’s articles of association. The articles of association of Accenture plc permit the appointment of proxies by the shareholders to be notified to Accenture plc electronically.

In accordance with the articles of association of Accenture plc, the directors of Accenture plc may from time to time cause Accenture plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares and shares of Accenture plc held by subsidiaries of Accenture plc will not be entitled to vote at general meetings of shareholders.

Irish law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Accenture plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Accenture plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Accenture plc;

•	Amending the articles of association of Accenture plc;

•	Approving the change of name of Accenture plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of new shares;

•	Re-registration of Accenture plc from a public limited company as a private company;

•	Purchase of own shares off-market;

•	Reduction of share capital;

•	Resolving that Accenture plc be wound up by the Irish courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes;

•	Setting the re-issue price of treasury shares; and

•	Mergers with companies incorporated in the European Union.

For a comparison of shareholder voting rights in business combinations see “—Shareholder Approval of Business Combinations.”

Variation of Rights Attaching to a Class or Series of Shares

Accenture Ltd. All or any of the special rights attached to any class of shares for the time being in issue may, unless otherwise expressly provided in the rights attaching to or by the terms of issue of the shares of that class, from time to time (whether or not Accenture Ltd is being wound up), be altered or abrogated with the consent in writing of the holders of not less than 50% of all of the votes capable of being cast at the relevant time at a separate general meeting of the holders of the issued shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of shares of that class by a majority of not less than 50% of the votes cast.

Accenture plc. Variation of all or any special rights attached to any class of Accenture plc shares is addressed in the articles of association of Accenture plc as well as the Irish Companies Acts. Any variation of class rights attaching to the issued Accenture plc shares must be approved by a special resolution of the shareholders of the class affected or by the written consent of the holders of not less than 75% of the shareholders of the class affected.

Amendment of Governing Documents

Accenture Ltd. Bermuda law provides that the memorandum of association or continuance of a company may be amended by a resolution of shareholders. An amendment to the memorandum of association or continuance to include certain restricted business activities also requires the approval of the Bermuda Minister of Finance, who may grant or withhold approval at his or her discretion.

Under Bermuda law, the holders of an aggregate of no less than 20% in par value of the issued share capital or any class of issued share capital of Accenture Ltd have the right to apply to the Bermuda Court for an annulment of any amendment of the memorandum of association or continuance adopted by shareholders at any general meeting, other than an amendment that alters or reduces share capital. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Bermuda Court. An application for the annulment of an amendment of the memorandum of association or continuance must be made within 21 days after the date on which the resolution altering the company’s memorandum is passed and may be made on behalf of the persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No such application may be made by persons voting in favor of the amendment.

Amendments to the bye-laws of Accenture Ltd must be approved by shareholders by a resolution passed by the holders of a majority of the votes cast, except in the case of amendments to the provisions of Accenture Ltd’s bye-laws relating to amalgamations, discontinuance, any sale, lease or exchange by Accenture Ltd of all or substantially all of its property or assets and the appointment and removal of directors which are not approved by Accenture Ltd’s Board of Directors, in which case shareholders holding not less than 80% of Accenture Ltd’s issued and outstanding voting shares must approve such amendments.

Accenture plc. Under Irish law, Accenture plc may alter its memorandum and articles of association by the passing of a special resolution of shareholders. In addition, so as to replicate the relevant provisions the bye-laws of Accenture Ltd, Paragraph 6 of the memorandum of association of Accenture plc provides that any amendment to that paragraph and to the provisions of Accenture plc’s articles of association relating to mergers, any sale, lease or exchange by Accenture plc of all or substantially all of its property or assets and the appointment and removal of directors, which are not approved by Accenture plc’s Board of Directors, must be approved by shareholders holding not less than 80% of Accenture plc’s issued and outstanding voting shares.

Quorum Requirements

Accenture Ltd. The presence of two or more persons in person and representing in person or by proxy a majority of the voting rights at the relevant time constitutes a quorum for the conduct of business by the shareholders or any class of shareholders.

Accenture plc. The presence of two shareholders, in person or by proxy and having the right to attend and vote at the meeting, and of the holders of more than 50% of the Accenture plc ordinary shares outstanding constitutes a quorum for the conduct of business (provided that, if Accenture plc has only one shareholder, one shareholder present in person or by proxy will constitute a quorum). No business may take place at a general meeting of Accenture plc if a quorum is not present in person or by proxy. The Board of Directors has no authority to waive quorum requirements stipulated in the articles of association of Accenture plc. Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Inspection of Books and Records

Accenture Ltd. Members of the general public have the right to inspect the public documents of Accenture Ltd available at the office of the Registrar of Companies in Bermuda. These documents include Accenture Ltd’s memorandum of continuance, and any alteration thereto. The shareholders have the additional right to inspect Accenture Ltd’s bye-laws, minutes of general meetings and audited financial statements. Accenture Ltd’s register of shareholders is also open to inspection by shareholders and by members of the general public without charge. Accenture Ltd is required to maintain its share register in Bermuda but may, subject to the provisions of Bermuda law, establish a branch register outside Bermuda. Accenture Ltd maintains its principal share register in Hamilton, Bermuda and a branch register in the United States. Accenture Ltd is required to keep at our registered office a register of our directors and officers which is open for inspection for not less than two hours each day by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records. The Bermuda Companies Act requires that financial information be provided at a minimum of 5 days prior to the general meeting of shareholders.

Accenture Ltd’s Board of Directors has adopted a resolution providing that its shareholders have the right to inspect, at a principal place of business in the United States, copies of certain of our books and records, including shareholder names, addresses, and shareholdings in accordance with the terms set forth in the Model Business Corporation Act, as that act may be amended from time to time. If the Model Business Corporation Act does not provide access to the shareholder names, addresses, and shareholdings, these books and records will be made available for inspection by our shareholders for purposes properly related to their status as shareholders.

Accenture plc. Under Irish law, shareholders have the right to: (i) receive a copy of the memorandum and articles of association of Accenture plc and any act of the Irish Government which alters the memorandum of association of Accenture plc; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of Accenture plc; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Accenture plc; (iv) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (v) receive balance sheets of a subsidiary company of Accenture plc which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of Accenture plc will also have the right to inspect all books, records and vouchers of Accenture plc. The auditors’ report must be circulated to the shareholders with Accenture plc’s Irish Financial Statements 21 days before the annual general meeting and must be read to the shareholders at Accenture plc’s annual general meeting.

Prior to the Transaction, Accenture plc’s Board of Directors intends to adopt a resolution, consistent with resolutions previously adopted by Accenture Ltd’s Board of Directors, providing that its shareholders have the right to inspect, at a principal place of business in the United States, copies of certain of our books and records, including shareholder names, addresses, and shareholdings in accordance with the terms set forth in the Model Business Corporation Act, as that act may be amended from time to time. If the Model Business Corporation Act does not provide access to the shareholder names, addresses, and shareholdings, these books and records will be made available for inspection by our shareholders for purposes properly related to their status as shareholders.

Transfer and Registration of Shares

Accenture Ltd. Accenture Ltd’s U.S.-based share register is maintained by its transfer agent. Registration in this share register (and the principal share register in Bermuda) is determinative of membership in Accenture Ltd. A shareholder of Accenture Ltd who holds shares beneficially is not a holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through the same depository or other nominee is not registered in Accenture Ltd’s share register, as the depository or other nominee remains the record holder of such shares.

Subject to applicable Bermuda law and Accenture Ltd’s bye-laws, any shareholder may transfer all or any of its Class A common shares. The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully paid, the instrument of transfer shall be signed by or on behalf of the transferee.

Class A common shares (other than certain shares held by our employees and ex-employees) are not subject to restrictions on transfer, other than as required to comply with applicable Bermuda law and U.S. and other securities laws.

Class X common shares are not transferable by their holders, unless the Class X common shareholder has received the prior written consent of Accenture Ltd to the proposed transfer to the proposed transferee.

The Board of Directors may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully paid share. The Board of Directors may also decline to register any transfer if:

1.	the instrument of transfer is not duly stamped, if required, and lodged at the registered office or any other place as the Board of Directors may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board of Directors may reasonably require to show the right of the transferor to make the transfer;

2.	the instrument of transfer is in respect of more than one class of share;

3.	the instrument of transfer is in favor of more than four persons jointly;

4.	it is not satisfied that all applicable consents, authorizations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; or

5.	it is not satisfied that the transfer would not violate the terms of any agreement to which Accenture Ltd (or any of its subsidiaries) and the transferor are party or subject.

Accenture plc. Accenture plc’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Accenture plc. A shareholder of Accenture plc who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Accenture plc’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Accenture plc’s official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly, or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Accenture plc’s official Irish share register.

Accordingly, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their Class A common shares into a broker account to be held through DTC as soon as possible, and in any event prior to completion of the Transaction. We also strongly recommend that any person who wishes to acquire Accenture plc Class A ordinary shares after completion of the Transaction acquires such Class A ordinary shares beneficially.

Accenture plc does not intend to pay any stamp duty. However, Accenture plc’s articles of association allow Accenture plc, in its absolute discretion, to pay any stamp duty payable by a buyer. In the event of any such payment, Accenture plc may (i) seek reimbursement from the transferor or transferee (at our discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the transferor or transferee (at our discretion), and (iii) impose a lien against the Accenture plc Class A ordinary shares on which we have paid stamp duty. Any transfer of Accenture plc Class A ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is executed by or on behalf of the seller, is duly stamped and is provided to our transfer agent. Any transfer of Accenture plc Class A ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to our transfer agent.

Class X ordinary shares are not transferable by their holders, unless the Class X ordinary shareholder has received the prior written consent of Accenture plc to the proposed transfer to the proposed transferee.

The directors of Accenture plc have general discretion to decline to register an instrument of transfer unless the transfer is in respect of one class of share only or, as in the case of Class X ordinary shares, such transfer would violate the terms of an agreement to which Accenture plc or any of its subsidiaries and the transferor are subject.

Rights upon Liquidation

Accenture Ltd. On a return of assets on liquidation, reduction of capital or otherwise of Accenture Ltd, the holders of Class A common shares are entitled to be paid the surplus assets of Accenture Ltd remaining after payment of its liabilities (subject to the rights of the holders of any preferred shares in the Company then in issue having preferred rights on a return of capital) in respect of their holdings of Class A common shares pari passu and pro rata to the number of Class A common shares held by each of them. On a return of assets on liquidation, reduction of capital or otherwise, the holders of the Class X common shares will not be entitled to any payment out of the surplus assets of Accenture Ltd in respect of their Class X common shares. The assets received by the holders of Accenture Ltd Class A common shares in a liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

Accenture plc. The rights of the shareholders to a return of Accenture plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Accenture plc’s articles of association or the terms of any preferred shares issued by the directors of Accenture plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Accenture plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up nominal value of the shares held. Accenture plc’s articles provide that the Class A ordinary shareholders of Accenture plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares. Class X ordinary shareholders of Accenture plc are not entitled to participate in a winding up. Accenture plc may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, a special resolution of the shareholders of Accenture plc is required. Accenture plc may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Accenture plc has failed to file certain returns.

Enforcement of Civil Liabilities Against Foreign Persons

Accenture Ltd. Accenture Ltd has been advised by its Bermuda counsel that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Bermuda. There is no treaty between Bermuda and the United States providing for the reciprocal enforcement of foreign judgments. Accenture Ltd has also been advised by its Bermuda counsel that a final and conclusive judgment obtained in a court in the United States under which a sum of money is payable may be the subject of an action in the Supreme Court of Bermuda under the common law doctrine of obligations by action on the debt evidenced by the judgment of such foreign court. Such an action should generally be successful provided that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as (i) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda; and (ii) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law.

Accenture plc. Accenture plc has been advised by its Irish counsel that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign judgment will be deemed to be enforceable in Ireland:

•	The judgment must be for a definite sum;

•	The judgment must be final and conclusive; and

•	The judgment must be provided by a court of competent jurisdiction.

An Irish court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

THE MEETINGS

We are furnishing this proxy statement to the holders of our Class A and Class X common shares in connection with the solicitation of proxies by Accenture Ltd’s Board of Directors for use at the separate special court-ordered class meetings of the holders of the Accenture Ltd Class A common shares and the holders of the Accenture Ltd Class X common shares to consider the Scheme of Arrangement and the other matters that may come before the meetings, a special general meeting of all shareholders and the other matters that may come before that meeting, as described below, and at any adjournments or postponements of the meetings.

General

The special court-ordered class meetings will be conducted in accordance with the directions of the Supreme Court of Bermuda and the bye-laws of Accenture Ltd. The special general meeting will be conducted in accordance with the bye-laws of Accenture Ltd.

Time, Place and Date

The class meeting of Class A common shareholders is scheduled to be held on August 5, 2009 at 11:00 a.m., local time, at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York, 10105, USA.

The class meeting of Class X common shareholders is scheduled to be held on August 5, 2009 at 11:15 a.m., local time, at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York, 10105, USA.

The special general meeting of Class A and Class X common shareholders is scheduled to be held on August 5, 2009 at 11:30 a.m., local time, at Accenture’s New York office, located at 1345 Avenue of the Americas, 6th Floor, New York, New York, 10105, USA.

Purpose of the Meetings

At the class meeting of Class A common shareholders, Accenture Ltd’s Board of Directors will ask the Class A common shareholders of Accenture Ltd, voting as a class, to vote:

1.	to approve the Scheme of Arrangement as it applies to the Class A common shareholders. If the Scheme of Arrangement is approved by both the Class A and Class X common shareholders and becomes effective, each holder of Accenture Ltd Class A common shares immediately before the Transaction will receive Accenture plc Class A ordinary shares on a one-for-one basis in exchange for their Accenture Ltd Class A common shares (and cash for fractional shares held of record); and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

At the meeting of Class X common shareholders, Accenture Ltd’s Board of Directors will ask the Class X common shareholders of Accenture Ltd, voting as a class, to vote:

1.	to approve the Scheme of Arrangement as it applies to the Class X common shareholders. If the Scheme of Arrangement is approved by both the Class A and Class X common shareholders and becomes effective, each holder of Accenture Ltd Class X common shares immediately before the Transaction will receive Accenture plc Class X ordinary shares on a one-for-one basis in exchange for their Accenture Ltd Class X common shares; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

At the special general meeting of all shareholders, Accenture Ltd’s Board of Directors will ask the Class A and Class X common shareholders of Accenture Ltd, voting as a single class, to vote:

1.	to approve (subject to the Scheme of Arrangement being approved at the class meetings by both the Class A and Class X common shareholders) the reduction of share premium to establish distributable reserves of Accenture plc through the reduction of its share premium account; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposal at the time of the meeting.

Accenture Ltd’s Board of Directors has approved the Scheme of Arrangement and unanimously recommends that you vote “FOR” all of the proposals.

If any other matters properly come before the meetings or any adjournments or postponements of the meetings, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Record Date; Voting Rights; Vote Required for Approval

The board has fixed the close of business on June 19, 2009 as the record date for each of the meetings.

Only holders of record of Accenture Ltd Class A or Class X common shares on the record date are entitled to notice of and to vote at the meetings relevant to their shareholding or any adjournments or postponements of such meetings. You will not be the holder of record of shares that you hold “beneficially.” Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares.

As of the record date for the meetings on June 19, 2009, 614,267,963 Accenture Ltd Class A common shares (which number does not include 57,456,157 issued Class A shares held by subsidiaries of Accenture Ltd) were issued and outstanding and 99,503,007 Accenture Ltd Class X common shares were issued and outstanding. Each Accenture Ltd Class A common share or Accenture Ltd Class X common share entitles the holder to one vote on each proposal on which the holder is entitled to vote. Accenture Ltd may be entitled to direct the vote of any shares that its subsidiaries hold at the meetings. However, Accenture Ltd intends to direct its subsidiaries to cast any such votes in proportion to the votes cast by other holders in order to have no impact on the outcome of any vote of the shareholders or any class of shareholders of Accenture Ltd.

The presence of two or more persons in person or by proxy representing a majority of the Accenture Ltd Class A or Class X common shares outstanding and entitled to vote at the meeting constitutes a quorum for the conduct of business at the class meeting of such class. The presence of two or more persons in person or by proxy representing a majority of all votes that may be cast by holders of common shares entitled to vote at the meeting constitutes a quorum for the conduct of business at the special general meeting of Class A and Class X common shareholders. Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. An abstention or broker non-vote on the proposals has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether any proposal has received the required approval.

Assuming the presence of a quorum, the Scheme of Arrangement must be approved by a majority in number of the holders of both the Accenture Ltd Class A and Class X common shares, voting as separate classes, at separate class meetings, representing 75% or more in value of both the Accenture Ltd Class A common shares and Class X common shares, present in person or by proxy and voting on the proposal. For the purpose of calculating the “majority in number” requirement for the approval of the proposal, each registered shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered shareholder elects to vote a portion of such holder’s Accenture Ltd Class A or Accenture Ltd Class X common shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that may be raised, that registered shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that registered shareholder’ s vote for the purposes of the “majority in number” calculation.

Assuming the presence of a quorum, the affirmative vote of holders of Accenture Ltd Class A or Class X common shares representing at least a majority of the Accenture Ltd Class A or Class X common shares, voting as separate classes, present in person or by proxy at the applicable meetings and voting on the proposal is required to approve the adjournment proposal in respect of their applicable class meetings.

Assuming the presence of a quorum, the affirmative vote of holders of at least a majority of the Accenture Ltd Class A and Class X common shares voting together at the special general meeting on the proposals is required to approve the proposal regarding reduction of share premium to establish distributable reserves to be voted on at the special general meeting.

Assuming the presence of a quorum, the affirmative vote of holders of at least a majority of the Accenture Ltd Class A and Class X common shares voting together at the special general meeting on the proposals is required to approve the adjournment proposal in respect of the special general meeting.

Under Bermuda law, neither the Class A nor the Class X common shareholders of Accenture Ltd are entitled to dissenters’ or appraisal rights with respect to the matters to be considered and voted on at the meetings.

Our directors and executive officers have indicated that they intend to vote their shares in favor of all of the proposals. On the record date, our directors and executive officers and their affiliates beneficially owned 2,133,851, or 0.3%, of the outstanding Accenture Ltd Class A common shares and 1,378,743, or 1.4%, of the outstanding Accenture Ltd Class X common shares.

Proxies

A proxy card is being sent to each Accenture Ltd Class A and Class X common shareholder of record as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals presented in one of the two ways which are explained below under “—How You Can Vote.”

If you properly complete, sign and date the enclosed proxy card and timely send it to us or timely properly deliver your proxy by telephone or via the Internet, your proxy holder (one of the individuals named on the enclosed proxy card) will vote your Class A common shares and/or Class X common shares, as applicable, as you have directed.

If you do not wish to vote all of your Class A common shares and/or Class X common shares in the same manner on any particular proposal(s), you may split your vote by clearly hand-marking the reverse side of the proxy card to indicate how you want to vote your Class A common shares and Class X common shares. You may not split your vote if you are voting via the Internet or by telephone.

If you do not specify on the applicable enclosed proxy card that is submitted (or when giving your proxy by telephone or via the Internet) how you want to vote your Class A common shares and/or Class X common shares, as applicable, the proxy holders will vote them “FOR” each of the proposals set forth in this proxy statement.

You may abstain on any proposal by marking “ABSTAIN” with respect to the proposal.

An abstention or broker non-vote on the proposals has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether any proposal has received the required approval.

You may revoke your proxy at any time before it is exercised at the meetings in any of the following ways:

•	If you hold your Accenture Ltd common shares through a broker, you may revoke your proxy only in accordance with the instructions from your broker.

•

After you have submitted a proxy, you may revoke it by mail before the meetings by sending a written notice to our General Counsel and Secretary at 50 W. San Fernando Street, 12th Floor, San Jose, California 95113, USA. Your notice must be received no later than one hour prior to the beginning of the first meeting.

•

If you wish to revoke your submitted proxy card and submit new voting instructions by mail, then you must sign, date and mail a new proxy card with your new voting instructions, which we must receive by 5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

•

If you submitted your proxy by telephone or via the Internet, you may revoke your submitted proxy and/or submit new voting instructions by that same method, which must be received by 6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

•

You also may revoke your proxy in person (but only if you are the record owner of the shares) and vote your shares at the applicable meeting. Attending the meetings without taking one of the actions above will not revoke your proxy.

You may not revoke a proxy merely by attending the meetings. To revoke a proxy, you must take one of the actions described above. If you hold your shares in the “street name” of a bank, broker, trustee, custodian or other nominee (we generally refer to these banks, brokers, trustees, custodian or other nominees as “brokers”), you should follow the instructions provided by your broker in revoking your previously granted instructions.

If you do not appoint a proxy and you do not vote at the meetings, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meetings in person or by proxy.

The accompanying proxy is being solicited on behalf of the Board of Directors of Accenture Ltd. We have hired Innisfree M&A Incorporated to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $25,000, plus out-of-pocket expenses. Proxies will be solicited on behalf of the Board of Directors by mail, in person and by telephone. We will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold Accenture Ltd Class A or Class X common shares. To the extent necessary in order to ensure sufficient representation at its meetings, Accenture Ltd or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

How You Can Vote

You may vote your shares either by voting in person at the applicable meetings or by submitting a completed proxy. By submitting your proxy, you are legally authorizing another person to vote your shares. The enclosed proxy designates William D. Green, Pamela J. Craig and Douglas G. Scrivner to vote your shares in accordance with the voting instructions you indicate in your proxy.

If you submit your proxy designating William D. Green, Pamela J. Craig and Douglas G. Scrivner as the individuals authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by those individuals in accordance with the Board of Director’s recommendations, which are described in this proxy statement. In addition, if any other matters are properly brought up at the applicable meetings (other than the proposals contained in this proxy statement), then each of these individuals will have the authority to vote your shares on those matters in his or her discretion. The Board of Directors currently does not know of any matters to be raised at the applicable meetings other than the proposals contained in this proxy statement.

You may submit your proxy either by mail, by telephone (at the number set forth in the accompanying proxy materials) or via the Internet (www.cesvote.com). Please let us know whether you plan to attend the applicable meetings by marking the appropriate box on your proxy card or by following the instructions provided when you submit your proxy by telephone or via the Internet. In order for your proxy to be validly submitted and for your shares to be voted in accordance with your proxy, we must receive your mailed proxy by 5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup). If you submit your proxy by telephone or via the Internet, then you may submit your voting instructions up until 6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup).

Class A common shareholders who hold their common shares in the “street name” of a broker must vote their shares in the manner prescribed by their broker. This applies to our employees who received, through our employee plans, shares that are held by Citigroup and/or UBS. Brokers who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as broker non-votes. We believe the proposal to approve the Scheme of Arrangement and the distributable reserves proposal are proposals for non-routine matters.

Class A common shareholders who hold their common shares in the name of a bank, broker or other holder of record and that plan to attend the meetings must present proof of ownership of Accenture Ltd Class A common shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the applicable meetings.

Validity

The chairman of each of the applicable meetings will determine all questions as to validity, form, and eligibility, including time of receipt and acceptance of proxies. His or her determination will be final and binding. The chairman of the meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairman of the meeting may accept your proxy by any form of written or electronic communication so long as it is reasonably assured that the communication is authorized by you.

We expect the Sanction Hearing to be held on or about August 14, 2009 at 9:30 a.m., local time, at the Supreme Court in Hamilton, Bermuda. If you are a Class A or Class X common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court of Bermuda has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the Sanction Hearing by any Class A common shareholder who holds shares through a broker.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of June 19, 2009, information regarding the beneficial ownership of Accenture Ltd Class A and Class X common shares and of Accenture SCA Class I common shares held by: (1) each of our directors, director nominees and named executive officers; and (2) all of our directors, director nominees and executive officers as a group. To our knowledge, except as otherwise indicated, each of the persons or entities listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after June 19, 2009. For purposes of computing the percentage of outstanding Accenture Ltd Class A and/or Class X common shares and/or Accenture SCA Class I common shares held by each person or group of persons named below, any shares that such person or persons has the right to acquire within 60 days after June 19, 2009 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	Accenture Ltd Class A common shares		Accenture SCA Class I common shares		Accenture Ltd Class X common shares		Percentage of the total number of Class A and Class X common shares beneficially owned
Name(1)	shares beneficially owned	% shares beneficially owned	shares beneficially owned	% shares beneficially owned	shares beneficially owned	% shares beneficially owned
William D. Green(2)(3)	331,170	*	177,546	**	177,546	***	****
Dina Dublon(4)	73,688	*	—	—	—	—	****
Charles H. Giancarlo	—	*	—	—	—	—	****
Dennis F. Hightower	1,047	*	—	—	—	—	****
Nobuyuki Idei	3,676	*	—	—	—	—	****
William L Kimsey(5)	47,481	*	—	—	—	—	****
Robert I. Lipp(4)	216,324	*	—	—	—	—	****
Marjorie Magner	5,252	*	—	—	—	—	****
Blythe J. McGarvie(6)	35,990	*	—	—	—	—	****
Mark Moody-Stuart(4)	80,954	*	—	—	—	—	****
Wulf von Schimmelmann(6)	26,387	*	—	—	—	—	****
Pamela J. Craig(2)(7)	53,088	*	430,161	**	380,161	***	****
Karl-Heinz Flöther(8)	284,494	*	—	—	—	—	****
Robert N. Frerichs(2)(9)	117,154	*	53,246	**	53,246	***	****
Stephen J. Rohleder(2)(10)	121,540	*	106,383	**	106,383	***	****
All Directors and Officers as a Group (24 persons)(2)(11)	2,133,851	*	1,852,951	1.6%	1,378,743	1.4%	****

*	Less than 1% of Accenture Ltd’s Class A common shares outstanding.

**	Less than 1% of Accenture SCA’s Class I common shares outstanding.

***	Less than 1% of Accenture Ltd’s Class X common shares outstanding.

****	Less than 1% of the total number of Accenture Ltd’s Class A common shares and Class X common shares outstanding.

(1)	Address for all persons listed is c/o Accenture, 50 W. San Fernando Street, San Jose, California 95113, USA.

(2)

Subject to the provisions of its articles of association, Accenture SCA is obligated, at the option of the holder of its shares and at any time, to redeem any outstanding Accenture SCA Class I common shares held by the holder. The redemption price per share generally is equal to the market price of an Accenture Ltd Class A common share at the time of the redemption. Accenture SCA has the option to pay this redemption price with cash or by delivering Accenture Ltd Class A common shares generally on a one-for-one basis as provided for in the articles of association of Accenture SCA. Each time an Accenture SCA Class I common share is redeemed from a holder, Accenture Ltd has the option, and intends to, redeem an Accenture Ltd Class X common share from that holder, for a redemption price equal to the par value of the Accenture Ltd Class X common share, or $0.0000225. All Accenture SCA Class I common shares owned by the officer have been pledged to secure any non-compete obligations owing to Accenture SCA.

(3)	Includes 30,720 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009.

(4)	Includes 55,000 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009.

(5)	Includes 35,000 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009.

(6)	Includes 20,000 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009.

(7)	Includes 27,335 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009. Includes 11,954 restricted share units that could be delivered as Accenture Class A common shares within 60 days from June 19, 2009.

(8)	Includes 28,975 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009. Includes 71,587 Accenture Ltd Class A common shares owned by the officer that have been pledged to secure any non-compete obligations owning to Accenture Ltd.

(9)	Includes 19,135 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009.

(10)	Includes 449 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009. Includes 13,516 restricted share units that could be delivered as Accenture Class A common shares within 60 days from June 19, 2009.

(11)	In addition to the share amounts referenced in footnotes (3) through (10), includes 129,185 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from June 19, 2009, 40,544 restricted share units that could be delivered as Accenture Class A common shares within 60 days from June 19, 2009 and 390,446 Accenture Ltd Class A common shares owned by officers that have been pledged to secure any non-compete obligations owing to Accenture Ltd.

BENEFICIAL OWNERSHIP OF MORE THAN FIVE PERCENT OF

ANY CLASS OF VOTING SECURITIES

As of June 19, 2009, no person beneficially owned more than five percent of Accenture Ltd’s Class X common shares, and the only persons known by us to be beneficial owners of more than five percent of Accenture Ltd Class A common shares were as follows:

	Accenture Ltd Class A common shares
Name and Address of Beneficial Owner	Shares beneficially owned		% of Shares beneficially owned
Wellington Management Co LLP 75 State Street Boston, MA 02109	38,725,923	(1)	6.3%

Franklin Resources Inc One Franklin Parkway Building 920 San Mateo, CA 94403	35,638,511	(2)	5.8%

FMR LLC 82 Devonshire Street Boston, MA 02109	31,414,019	(3)	5.1%

(1)	Based on the information disclosed in a Form 13F filed with the SEC on May 15, 2009 by Wellington Management Co LLP and certain related entities reporting sole power to vote or direct the vote over 18,783,813 Accenture Ltd Class A common shares and sole power to dispose or direct the disposition of 38,725,923 Accenture Ltd Class A common shares.

(2)	Based on the information disclosed in a Form 13F filed with the SEC on May 12, 2009 by Franklin Resources Inc and certain related entities reporting sole power to vote or direct the vote over 32,274,000 Accenture Ltd Class A common shares and sole power to dispose or direct the disposition of 35,638,511 Accenture Ltd Class A common shares.

(3)	Based on the information disclosed in a Form 13F filed with the SEC on May 15, 2009 by FMR LLC and certain related entities reporting sole power to vote or direct the vote over 771,743 Class A common shares and sole power to dispose or direct the disposition of 31,414,019 Class A common shares.

As of June 19, 2009, Accenture SCA and certain wholly owned subsidiaries of Accenture SCA and Accenture Ltd directly and indirectly beneficially owned an aggregate of 57,456,157 Accenture Ltd Class A common shares, or 8.6% of the outstanding Class A common shares (including shares held by subsidiaries of Accenture). If being entitled to vote, Accenture SCA and these subsidiaries will exercise their power to vote or direct the vote of the Class A common shares beneficially owned by them in a manner that will have no impact on the outcome of any vote of the shareholders of Accenture Ltd.

MARKET PRICE AND DIVIDEND INFORMATION

Information regarding the principal market for our Class A common shares and related shareholder matters is as follows.

Our Class A common shares are traded on the NYSE under the symbol “ACN”. As of June 19, 2009, the approximate number of record holders of Class A common shares was 1,238. There is no trading market for Accenture Ltd Class X common shares. As of June 19, 2009, there were 1,241 holders of record of Accenture Ltd Class X common shares. Historical financial information may not be indicative of Accenture plc’s future performance. We have included no data for Accenture plc because this entity was not in existence during any of the periods shown below. The high and low sales price per Accenture Ltd Class A common share for the following periods were as follows:

2007	High	Low
First quarter	$35.17	$28.28
Second quarter	39.25	33.45
Third quarter	41.19	34.28
Fourth quarter	44.03	37.25

2008
First quarter	$42.32	$33.03
Second quarter	38.44	31.91
Third quarter	42.04	32.42
Fourth quarter	42.00	38.02

2009
First quarter	$43.04	$24.76
Second quarter	34.80	26.25
Third quarter	32.00	26.33
Fourth quarter (through June 23)	32.42	29.38

On May 26, 2009, the last trading day before the public announcement of the Transaction, the closing price of the Accenture Ltd Class A common shares on the NYSE was $30.90 per share. On June 23, 2009, the most recent practicable date before the date of this proxy statement, the closing price of the Accenture Ltd Class A common shares on the NYSE was $31.17 per share.

On November 15, 2007 and 2006, Accenture Ltd paid cash dividends of $0.42 and $0.35 per share, respectively, on its Class A common shares and cash dividends of $0.42 and $0.35 per share, respectively, were paid on Accenture SCA Class I common shares and on Accenture Canada Holdings Inc. exchangeable shares.

On November 17, 2008, Accenture Ltd paid a cash dividend of $0.50 per share on Class A common shares and caused a cash dividend of $0.50 per share to be paid on Accenture SCA Class I common shares and on Accenture Canada Holdings Inc. exchangeable shares.

Future dividends, if any, on Accenture Ltd Class A common shares and/or Accenture plc Class A ordinary shares will be at the discretion of the Board of Directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant, as well as our ability to pay dividends in compliance with the Bermuda Companies Act or Irish law, as applicable.

The Bermuda Companies Act regulates the payment of dividends and the making of distributions from contributed surplus. We may not declare or pay a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that: (i) we are, or would be after the payment, unable to pay our liabilities as they become due; or (ii) the realizable value of our assets would thereby be less than the aggregate of our liabilities and issued share capital and share premium accounts.

We intend to file an application with the NYSE to list the Accenture plc Class A ordinary shares that holders of Accenture Ltd Class A common shares will receive in the Transaction. We expect that, immediately following the time of the Transaction, the Accenture plc Class A ordinary shares will be listed on the NYSE under the symbol “ACN,” the same symbol under which Accenture Ltd Class A common shares are currently listed. Accenture Ltd shares are not listed on any other stock exchange. We do not currently intend to list the Accenture plc Class A ordinary shares on the Irish Stock Exchange or any other stock exchange. We do not intend to list the Accenture plc Class X ordinary shares on any stock exchange.

Please see “Risk Factors,” “Description of Accenture plc Share Capital—Dividends,” “Proposal Number One: The Transaction—Amendment, Termination or Delay,” and “Proposal Number Two: Reduction of Share Premium to Establish Distributable Reserves.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Consolidated Balance Sheets of Accenture Ltd and its subsidiaries as of August 31, 2008 and 2007, and the related Consolidated Statements of Income, Shareholders’ Equity and Comprehensive Income, and Cash Flows for each of the years in the three-year period ended August 31, 2008, incorporated by reference in this proxy statement, and the effectiveness of internal control over financial reporting as of August 31, 2008, have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report appearing in Accenture Ltd’s Form 10-K for the year ended August 31, 2008, which is incorporated by reference in this proxy statement.

LEGAL MATTERS

Simpson Thacher & Bartlett LLP will pass upon certain U.S. federal income tax consequences of the Transaction. Arthur Cox, Solicitors, will pass upon certain Irish tax consequences of the Transaction.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Our annual general meeting of shareholders for 2010 is expected to occur in February 2010. In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement for that meeting must be received by us by August 21, 2009. If you would like to submit a shareholder proposal to be included in those proxy materials, you should send your proposal to our General Counsel and Secretary at 50 W. San Fernando Street, 12th Floor, San Jose, California 95113, USA. In order for your proposal to be included in the proxy statement, the proposal must comply with the requirements established by the SEC.

Bermuda law provides that shareholders who collectively hold at least 5% of the total voting rights of the outstanding Class A and Class X common shares, or any group comprised of at least 100 or more registered shareholders, may require a proposal to be submitted to an annual general meeting of shareholders. Bermuda law generally requires that notice of such a proposal must be deposited at Accenture’s registered office not less than six weeks before the date of the meeting.

These advance notice provisions of Bermuda law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions of Bermuda law, subject to applicable rules of the SEC.

Communicating with the Board of Directors

The Board of Directors welcomes your questions and comments. If you would like to communicate directly with the Board of Directors, our non-management directors as a group or Sir Mark Moody-Stuart, our lead director, then you may submit your communication to our General Counsel and Secretary, Accenture Ltd, 50 W. San Fernando Street, 12th Floor, San Jose, California 95113, USA. Communications and concerns will be forwarded to the Board of Directors, our non-management directors as a group or our lead director, as appropriate. We also have established mechanisms for communicating concerns or questions to our compliance office. You may direct any such concerns by e-mail to compliance.program@accenture.com or by calling the Accenture Ethics Line at +1 312-737-8262. Our Code of Business Ethics and underlying policies prohibit any retaliation or other adverse action against anyone for raising a concern. If you wish to raise your concern in an anonymous manner, then you may do so.

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS

We may send a single set of shareholder documents to any household at which two or more shareholders reside. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce our costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms with account holders who are Accenture shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If your materials have been househeld and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information househeld, you may notify your broker or write or call our Investor Relations Group at the following address, phone number or e-mail address: Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA, telephone number +1 877-ACN-5659 (+1 877-226-5659) in the United States and Puerto Rico and +1 678-999-4566 outside the United States and Puerto Rico, or e-mail investor.relations@accenture.com.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You may read and copy materials that we have filed with the SEC, at the following location:

Public Reference Room

100 F Street, N.E.

Washington, D.C. 20549

You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet web site that contains reports, proxy statements and other information regarding issuers, including Accenture Ltd, who file electronically with the SEC. The address of that site is http://www.sec.gov. Reports, proxy statements and other information concerning Accenture Ltd may also be inspected at the offices of the New York Stock Exchange, which are located at 20 Broad Street, New York, New York 10005.

The SEC allows us to “incorporate by reference” the information filed with it, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and information we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below, which we have previously filed with the SEC and are considered a part of this proxy statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the date of this meeting (excluding any information “furnished” but not “filed”). These filings contain important information about Accenture:

•	Accenture Ltd’s Annual Report on Form 10-K for the fiscal year ended August 31, 2008.

•	Accenture Ltd’s Quarterly Reports on Form 10-Q for the quarterly periods ended November 30, 2008 and February 28, 2009.

•	Accenture Ltd’s Current Reports on Form 8-K, filed on December 16, 2008, December 19, 2008 and February 13, 2009.

•

The description of Accenture Ltd Class A common shares contained in the Registration Statement on Form S-3, dated May 15, 2007, filed with the SEC under Section 12(b) of the Securities Exchange of 1934.

These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 877-ACN-5659 (+1 877-226-5659) and outside the United States and Puerto Rico at +1 678-999-4566, by e-mail at investor.relations@accenture.com or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA. To ensure timely delivery of these documents, any request should be made by July 28, 2009. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement.

In addition, we make available free of charge these documents and our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on the Investor Relations section of Accenture’s website (http://investor.accenture.com). We do not intend for information contained in our website to be part of this proxy statement unless specifically incorporated herein.

We have not authorized anyone to give any information or make any representation about the Transaction or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION (COMMERCIAL COURT)

2009 : NO. 172

IN THE MATTER OF

ACCENTURE LTD

and

IN THE MATTER OF SECTION 99 OF

THE COMPANIES ACT 1981

SCHEME OF ARRANGEMENT

between

ACCENTURE LTD

and

THE SCHEME SHAREHOLDERS

(as defined in this Scheme)

PART 1 – PRELIMINARY

A.	Definitions

In this Scheme of Arrangement, unless inconsistent with the subject of context, the following expressions shall bear the following meanings:-

“Accenture plc”	Accenture plc, a company incorporated under the laws of Ireland with its registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and with a registered number of 471706;

“Accenture plc Class A Ordinary Shares”	Class A ordinary shares in the capital of Accenture plc of par value $0.0000225 per share;

“Accenture plc Class X Ordinary Shares”	Class X ordinary shares in the capital of Accenture plc of par value $0.0000225 per share;

“Allowed Proceeding”	Any proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme;

“Business Day”	Any day other than (1) a day on which banks are required or permitted by law to be closed in New York City, New York, USA, Bermuda or Dublin, Ireland and (2) a day on which the New York Stock Exchange is closed for trading;

“Class A Common Shares”	Class A common shares in the capital of the Company of par value $0.0000225 per share;

“Class X Common Shares”	Class X common shares in the capital of the Company of par value US$0.0000225 per share;

“Companies Act”	The Companies Act 1981 of Bermuda;

“Company”	Accenture Ltd, an exempted limited liability company registered in Bermuda with its registered office at Canon’s Court, Victoria Street, Hamilton, Bermuda under registration number EC 30090;

“Conditions”	The conditions listed in clause 36;

“Court”	The Supreme Court of Bermuda;

“Court Meetings”	The class meeting of the Class A Common Shareholders of the Company and the class meeting of the Class X Common Shareholders to be held pursuant to the directions of the Court to consider the Scheme;

“Effective Date”	The Business Day on which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration, at which time this Scheme shall become effective;

“NYSE”	The New York Stock Exchange;

“Person”	Any individual, company, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organisation or government or any agency or political subdivision of any government or other entity;

“Proceeding”	Any process, suit, action, legal or other proceeding including without limitation any arbitration, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any security or enforcement of any letters of credit;

“Prohibited Proceeding”	Any proceeding against the Company or Accenture plc or their property in any jurisdiction whatsoever other than an Allowed Proceeding;

“Proxy Statement”	The Proxy Statement of the Company on Schedule 14A (incorporating the notices of the Court meetings) expected to be filed on or about 24 June 2009 with the U.S. Securities and Exchange Commission pursuant to Section 14(a) of the U.S. Securities Exchange Act of 1934 in connection with the Scheme;

“Record Date”	The close of business (New York time) on 19 June 2009;

“Registrar”	The Registrar of Companies in Bermuda;

“Scheme”	This scheme of arrangement under section 99 of the Companies Act in its present form or with or subject to any modification or addition or condition which the Court may approve or impose;

“Scheme Consideration”	One Accenture plc Class A Ordinary Share to be issued and allotted by Accenture plc in consideration for each whole Scheme Share which is a Class A Common Share held immediately prior to the Transaction Time by a Scheme Shareholder; and one Accenture plc Class X Ordinary Share to be issued and allotted by Accenture plc in consideration for each whole Scheme Share which is a Class X Common Share held immediately prior to the Transaction Time by a Scheme Shareholder plus (in respect of any fraction of a Scheme Share held immediately prior to the Transaction Time by a Scheme Shareholder) a cash payment for that fraction of a share determined by taking the average of the high and low trading prices of the Class A Common Shares on the New York Stock Exchange on the Business Day immediately preceding the Effective Date of the Transaction;

“Scheme Shareholders”	The holders of Scheme Shares appearing on the Register of Members of the Company immediately prior to the Transaction Time;

“Scheme Shares”	All Class A Common Shares and all Class X Common Shares in issue immediately prior to the Transaction Time (including issued Class A Common Shares held by the Shareholding Subsidiaries);

“Shareholding Subsidiaries”	The direct or indirect subsidiaries of the Company which hold issued Class A Common Shares immediately prior to the Transaction Time;

“Transaction Time”	9:00 a.m. New York Time on the Effective Date;

“Transfer Agent”	The U.S. branch registrar and transfer agent of the Company;

“$”	United States dollars, the lawful currency of the United States of America.

B.	Interpretation

1.	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

1.1	References to Parts, clauses and sub-clauses are references to the Parts, clauses and sub-clauses respectively of this Scheme;

1.2	References to a statute or a statutory provision include that statute or provision as subsequently modified, amended or re-enacted from time to time;

1.3	References to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, replaced and/or novated (in whole or in part) from time to time;

1.4	The singular includes the plural and vice versa and words importing one gender shall include both genders;

1.5	Headings to Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

1.6	To the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Proxy Statement, the terms of this Scheme shall prevail.

C.	The Company

2.	The Company was continued into Bermuda under the Companies Act on 21 February 2001 and has an authorised share capital of $517,500 divided into 20,000,000,000 Class A Common Shares, 1,000,000,000 Class X Common Shares and 2,000,000,000 undesignated shares of par value $0.0000225 each. As of the Record Date, 671,724,120 Class A Common Shares were in issue (57,456,157 of which were held by the Shareholding Subsidiaries), 99,503,007 Class X Common Shares were in issue and no undesignated shares were in issue.

3.	The Class A Common Shares are listed on the NYSE.

D.	The Purpose of the Scheme

4.	The purpose of the Scheme is to effect the cancellation of each whole non-fractional issued Scheme Share and the issuance, in respect of each cancelled Scheme Share of:

4.1	in the case of each Scheme Share which is a Class A Common Share, one issued, fully-paid Accenture plc Class A Ordinary Share of par value $0.0000225; and

4.2	in the case of each Scheme Share which is a Class X Common Share, one issued, fully-paid Accenture plc Class X Ordinary Share of par value $0.0000225.

The cancellation and issuance of shares under the terms of the Scheme will be effected simultaneously.

5.	Accenture plc has already been formed as a wholly-owned subsidiary of the Company.

6.	At the Transaction Time each fractional part of a Scheme Share which is a Class A Common Share will be cancelled and shall cease to exist. Each Scheme Shareholder holding a fractional part of a Scheme Share which is a Class A Common Share will be entitled to receive a cash payment for that fraction of a share determined by taking the appropriate fraction of the average of the high and low trading prices for a Class A Common Share on the NYSE on the Business Day immediately prior to the Effective Date.

7.	At the Transaction Time

7.1	each whole non-fractional Scheme Share shall be cancelled and shall cease to exist;

7.2	the Company will issue and allot to Accenture plc a number of fully-paid Class A Common Shares that is equal to the aggregate of the number of Accenture plc Class A Ordinary Shares and the number of Accenture plc Class X Ordinary Shares to be issued by Accenture plc as described in 7.3 below;

7.3	Accenture plc shall issue and allot to each Scheme Shareholder, who previously held a whole non-fractional Scheme Share, one new fully-paid Accenture plc Class A Ordinary Share in respect of each Scheme Share which is a Class A Common Share held by such Scheme Shareholder and one new fully-paid Accenture plc Class X Ordinary Share in respect of each Scheme Share which is a Class X Common Share held by such Scheme Shareholder;

7.4	each fractional Scheme Share which is a Class A Common Share shall be cancelled and shall cease to exist; and

7.5	the Company shall pay, or cause to be paid, to each Scheme Shareholder who previously held a fractional Scheme Share which is a Class A Common Share a cash payment determined by taking the appropriate fraction of the average of the high and low trading prices for a Class A Common Share on the NYSE on the Business Day immediately prior to the Effective Date.

8.	Commencing at the Transaction Time, the Company will be a direct wholly-owned subsidiary of Accenture plc and the Scheme Shareholders (other than those Scheme Shareholders who previously held only a fractional part of a Scheme Share) will be shareholders of Accenture plc holding an identical number and class of shares in Accenture plc (except for the fractional shares that have been cancelled). The rights and restrictions attaching to the Accenture plc Class A Ordinary Shares and the Accenture plc Class X Ordinary Shares will be similar to the rights and restrictions attaching to the Class A Common Shares and the Class X Common Shares respectively, as more particularly described in the Proxy Statement. For the avoidance of doubt, when the Scheme becomes effective, the Shareholding Subsidiaries will each hold a number of Accenture plc Class A Ordinary Shares equal to the number of Class A Common Shares respectively held by them immediately prior to the Transaction Time. For U.S. federal income tax purposes, the exchange of the Scheme Shares for shares of Accenture plc pursuant to this Scheme is intended to qualify as an exchange as described in Section 351 of the Internal Revenue Code of 1986, as amended, (the “Code”) and as a “reorganization” as described in Section 368 of the Code which is undertaken pursuant to a single integrated plan. This Scheme, together with the Proxy Statement, shall constitute a plan of reorganization under United States Treasury Regulations Section 1.368-2(g).

9.	Accenture plc has agreed to appear at the hearing of the petition to sanction this Scheme and has undertaken to be bound by its terms and issue and allot the new fully-paid Accenture plc Class A Ordinary Shares and Accenture plc Class X Ordinary Shares in accordance with this Scheme.

PART 2 – THE SCHEME

Application and Effectiveness of the Scheme

10.	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and be binding on all Scheme Shareholders.

Effect of this Scheme

11.	From the Transaction Time, all of the right, title and interest of the Scheme Shareholders in the Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in this Part 2.

Cancellation and Issuance of Shares and Consideration

12.	At the Transaction Time, the following shall occur simultaneously:

12.1	Any fractional part of a Scheme Share issued shall be cancelled and cease to exist; and

12.2	The Company will direct the Transfer Agent to pay or cause to be paid (if paid by the Company, out of funds previously provided by the Company from its reserves otherwise available for distribution) to each Scheme Shareholder holding a fractional part of a Scheme Share a cash payment for that fraction of a share determined by taking the appropriate fraction of the average of the high and low trading prices for a Class A Common Share on the NYSE on the Business Day immediately prior to the Effective Date.

13.	At the Transaction Time, the following shall occur simultaneously:

13.1	All issued whole non-fractional Scheme Shares shall be cancelled and shall cease to exist;

13.2	The Company will appropriate and apply the whole of the reserve arising in its books of account as a result of the cancellation of shares under clauses 12.1 and 13.1 in paying up in full at the same value per newly-issued share the Class A Common Shares to be issued by the Company under clauses 13.3 and 13.4. The aggregate amount of share capital and share premium paid up on the Class A Common Shares issued under clauses 13.3 and 13.4 will be the same as the aggregate amount of share capital and share premium paid up on the Scheme Shares, so that there will be no reduction of capital of the Company as a result of the Scheme;

13.3	The Company shall issue and allot a number of fully-paid Class A Common Shares to Accenture plc that is equal to the number of Accenture plc Class A Ordinary Shares to be issued by Accenture plc as set out in clause 13.5.

13.4	The Company shall issue and allot a number of fully-paid Class A Common Shares to Accenture plc that is equal to the number of Accenture plc Class X Ordinary Shares to be issued by Accenture plc as set out in clause 13.6.

13.5	Accenture plc will issue and allot to each of the Scheme Shareholders who previously held whole non-fractional Scheme Shares which are Class A Common Shares such number of Accenture plc Class A Ordinary Shares (credited as fully-paid) as is equal to the number of whole non-fractional Scheme Shares which are Class A Common Shares previously held by the Scheme Shareholder. For the avoidance of doubt, in respect of those Scheme Shares which are held by the Shareholding Subsidiaries at the Transaction Time, Accenture plc will issue to each Shareholding Subsidiary a number of Accenture plc Class A Ordinary Shares (credited as fully paid) that is equal to the number of Scheme Shares which are Class A Common Shares which each respective Shareholding Subsidiary previously held.

13.6	Accenture plc will issue and allot to each of the Scheme Shareholders who previously held whole non-fractional Scheme Shares which are Class X Common Shares such number of Accenture plc Class X Ordinary Shares (credited as fully paid) as is equal to the number of whole non-fractional Scheme Shares which are Class X Common Shares previously held by the Scheme Shareholder.

PART 3 – GENERAL

Identification of Shareholders Entitled to Notice of and to Vote at the Court Meeting

14.	The holders of Scheme Shares and the number and class(es) of Scheme Shares that they hold for the purposes of voting at the Court Meetings shall be determined as those recorded on the register of members of the Company as at the Record Date, provided, however, that the Company will ensure that any Scheme Shares held by the Shareholding Subsidiaries will be voted in a manner that will have no impact on the outcome of any vote taken at the Court Meetings.

Distributions

15.	At the Transaction Time, the Company will direct the Transfer Agent to hold the cash part of the Scheme Consideration in respect of any fractional part of a Scheme Share for the account of the relevant Scheme Shareholders. The Company shall procure payment by the Transfer Agent of the cash part of the Scheme Consideration to the relevant Scheme Shareholder promptly after the Effective Date.

16.	At the Transaction Time, Accenture plc shall issue and allot the Accenture plc Class A Ordinary Shares and the Accenture plc Class X Ordinary Shares comprising part of the Scheme Consideration to the Scheme Shareholders in accordance with this Scheme.

Rights of Scheme Shareholders

17.	From the Effective Date, each holder of Scheme Shares shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration. Upon the cancellation of the Scheme Shares the register of members of the Company shall be updated to reflect such cancellation.

Effective Date, Transaction Time and Notification to Scheme Shareholder

18.	Subject to the provisions of clauses 25, 26 and 36 below, the Scheme shall become binding on the Company and the Scheme Shareholders and effective on the date on which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration under section 99 of the Companies Act, but the transactions contemplated by the Scheme shall not occur until the Transaction Time. With effect until the Transaction Time, the Company will continue to operate and be managed in accordance with its bye-laws and Bermuda law.

19.	Accenture plc shall give notification of this Scheme having become effective by issuing a press release and by furnishing or filing a current report on Form 8-K with the U.S. Securities and Exchange Commission.

Stay of Prohibited Proceedings

20.	None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Effective Date.

21.	A Scheme Shareholder may commence an Allowed Proceeding against the Company or Accenture plc after the Transaction Time provided that it has first given the Company or Accenture plc five Business Days’ prior notice in writing of its intention to do so.

Dividends

22.

All mandates and other instructions in force at the Effective Date in relation to the Scheme Shares (including elections for payment of dividends (if any)) shall, immediately after the Transaction Time, be deemed to be valid as effective mandates or instructions in respect of the Class A Ordinary Shares or Class X Ordinary Shares of Accenture plc respectively received in consideration of such Scheme Shares; provided, however, that nothing in this Scheme shall in any way affect the right (if any) of a shareholder of the Company to receive any dividend declared by the Company that has not been paid prior to the Transaction Time.

23.	The Company shall pay in full all costs, charges, expenses and disbursements reasonably incurred by the Company and Accenture plc in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Court Meetings and the costs of obtaining the sanction of the Court and the costs of placing the notices required by this Scheme.

Existing Instruments of Transfer and Certificates

24.	As from the Transaction Time, all instruments of transfer and certificates validly existing at the Transaction Time in respect of a transfer or holding of any Scheme Shares shall cease to have effect as documents or evidence of transfer or title. Every holder of a Scheme Share shall upon the request of the Company deliver to the Company any certificate(s) in respect of its, his or her entire holding of Scheme Shares.

Amendment, Termination or Delay

25.	Subject to U.S. securities law constraints, this Scheme may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company at the Court Meetings. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by shareholders or any class of shareholders of the Company without obtaining that approval. At the Court hearing to sanction this Scheme, the Court may impose such conditions as it deems appropriate in relation to this Scheme but will not impose any material changes without the joint consent of the Company and Accenture plc. The Company may, subject to U.S. securities law constraints, consent to any modification of the Scheme on behalf of the shareholders which the Company may think fit to approve or impose.

26.	The Company may terminate or abandon this Scheme, or delay the effectiveness of this Scheme, at any time prior to its effectiveness without obtaining the approval of the shareholders of the Company, even though the Scheme may have been approved at the Court Meetings and sanctioned by the Court and all other Conditions may have been satisfied.

Notice

27.	Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clauses 19 and 32 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post to:-

27.1	in the case of the Company, to 50 W. San Fernando Street, San Jose, CA 95113, USA, Attention: Douglas G. Scrivner, General Counsel and Secretary;

27.2	in the case of any Scheme Shareholder, its last known address according to the Company; and

27.3	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the Company, or by fax to its last known fax number according to the Company.

28.	Any notice or other written communication to be given under this Scheme shall be deemed to have been served as provided in Bye-law 127 of the Company’s Bye-laws.

29.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

30.	The accidental omission to send any notice, written communication or other document in accordance with clauses 27 or 28 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of this Scheme.

31.	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholder, which shall be posted at the risk of the Scheme Shareholder.

32.	Any notice or other written communication that is required to be given to all or substantially all the Scheme Shareholders may (but is not required to) be made by furnishing or filing a Current Report on Form 8-K or other report or statement with the U.S. Securities and Exchange Commission and shall be deemed to be served upon acceptance by its EDGAR system.

Exercise of Discretion

33.	When under any provision of this Scheme a matter is to be determined by the Company, then its board of directors will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Governing Law and Jurisdiction

34.	The terms of this Scheme shall be governed by, and construed in accordance with, the laws of Bermuda, and the Scheme Shareholders agree that the Courts of Bermuda shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme in connection with the administration of this Scheme and for such purposes the Scheme Shareholder irrevocably submit to the jurisdiction of the Court, provided however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction between the Company and the Scheme Shareholders, whether contained in any contract or otherwise.

35.	The terms of this Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by any applicable laws.

Pre-Conditions to the Scheme, the Effective Date and the Transaction Time

36.	The effectiveness of this Scheme is conditional upon the satisfaction or, if allowed by law, waiver by the Company of each of the following conditions:

36.1	The Scheme is approved by the requisite vote of the Class A Common Shareholders of the Company, at the Court Meeting of the holders of the Class A Common Shares;

36.2	The Scheme is approved by the requisite vote of the Class X Common Shareholders of the Company, at the Court Meeting of the holders of the Class X Common Shares;

36.3	The Scheme is sanctioned by the Court under section 99 of the Companies Act;

36.4	There is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions;

36.5	The Accenture plc Class A Ordinary Shares to be issued to Scheme Shareholders are authorised for listing on the NYSE, subject to official notice of issuance;

36.6	All consents and governmental authorisations that are necessary, desirable, or appropriate in connection with the Scheme and related transactions, are obtained on terms acceptable to the Company and are in full force and effect;

36.7	The Company receives an opinion from Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under the section of the Proxy Statement entitled “Material Tax Considerations Relating to the Transaction – U.S. Federal Income Tax Considerations”; and

36.8	The Company receives an opinion from Arthur Cox, Solicitors, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under the section of the Proxy Statement entitled “Material Tax Considerations Relations to the Transaction – Irish Tax Considerations”.

Expiry of the Scheme

37.	Unless the Effective Date shall have occurred on or before January 1, 2010 or such later date, if any, as the Company may agree and the Court may allow, the Scheme shall lapse and not come into effect.

Annex B

Companies Acts 1963 to 2006

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION

of

ACCENTURE PUBLIC LIMITED COMPANY

Incorporated the 10th day of June 2009

Arthur Cox

Arthur Cox Building

Earlsfort Terrace

Dublin 2

CA93377.13

Cert. No.: 471706

Companies Acts 1963 to 2006

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

-of-

ACCENTURE PUBLIC LIMITED COMPANY

1.	The name of the Company is Accenture public limited company.

2.	The Company is to be a public limited company.

3.	The objects for which the Company is established are:

3.1	To carry on business as a holding company and to acquire and hold shares, stocks, debenture stock, bonds, mortgages, obligations and securities and interests of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wherever constituted or carrying on business, whether in Ireland or elsewhere, and to vary, transpose, dispose of or otherwise deal with, from time to time as may be considered expedient, any of the Company’s investments for the time being.

3.2	To acquire any such shares and other securities as are mentioned in the preceding paragraph by subscription, syndicate participation, tender, purchase, exchange or otherwise and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof.

3.3	To co-ordinate the administration, policies, management, supervision, control, research, planning, trading and any and all other activities of, and to act as financial advisers and consultants to, any company or companies now or hereafter incorporated or acquired which may be or may become a group company (which expression, in this and the next following paragraph, means a company, wherever incorporated, which is or becomes a holding company or a subsidiary of, or affiliated with, the Company within the meanings respectively assigned to those terms in the Companies Act 1963) or to any company or companies now or hereafter incorporated or acquired (which are not group companies) with which the Company may be or may become associated.

3.4	To provide financing and financial investment, management and advisory services to any group company, which shall include but not be limited to granting or providing credit and financial accommodation, lending and making advances with or without interest to any group company and lending to or depositing with any bank funds or other assets to provide security (by way of mortgage, charge, pledge, lien or otherwise) for loans or other forms of financing granted to such group company by such bank.

3.5	To lease, acquire by purchase or otherwise and hold, sell, dispose of and deal in real property and in personal property of all kinds wheresoever situated.

3.6	To enter into any guarantee, contract of indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

3.7	To acquire or undertake the whole or any part of the business, property and liabilities of any person carrying on any business that the Company is authorized to carry on.

3.8	To apply for, register, purchase, lease, acquire, hold, use, control, licence, sell, assign or dispose of patents, patent rights, copyrights, trade marks, formulae, licences, inventions, processes, distinctive marks and similar rights.

3.9	To enter into partnership or into any arrangement for sharing of profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person carrying on or engaged in or about to carry on or engage in any business or transaction that the Company is authorized to carry on or engage in or any business or transaction capable of being conducted so as to benefit the Company.

3.10	To take or otherwise acquire and hold securities in any other body corporate having objects altogether or in part similar to those of the Company or carrying on any business capable of being conducted so as to benefit the Company.

3.11	To lend money to any employee or to any person having dealings with the Company or with whom the Company proposes to have dealings or to any other body corporate any of whose shares are held by the Company.

3.12	To apply for, secure or acquire by grant, legislative enactment, assignment, transfer, purchase or otherwise and to exercise, carry out and enjoy any charter, licence, power, authority, franchise, concession, right or privilege, that any government or authority or any body corporate or other public body may be empowered to grant, and to pay for, aid in and contribute toward carrying it into effect and to assume any liabilities or obligations incidental thereto and to enter into any arrangements with any governments or authorities, supreme, municipal, local or otherwise, that may seem conducive to the Company’s objects or any of them.

3.13	To perform any duty or duties imposed on the Company by or under any enactment and to exercise any power conferred on the Company by or under any enactment.

3.14	To incorporate or cause to be incorporated any one or more subsidiaries of the Company (within the meaning of section 155 of the Companies Act 1963) for the purpose of carrying on any business.

3.15	To establish and support or aid in the establishment and support of associations, institutions, funds or trusts for the benefit of employees, directors and/or consultants or former employees, directors and/or consultants of the Company or its predecessors or any of its subsidiary or associated companies, or the dependants or connections of such employees, directors and/or consultants or former employees, directors and/or consultants and grant gratuities, pensions and allowances, including the establishment of share option schemes, enabling employees, directors and/or consultants of the Company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance or for any object similar to those set forth in this paragraph.

3.16	To establish and contribute to any scheme for the purchase by trustees of shares in the Company to be held for the benefit of the Company’s employees or the employees of any of its subsidiary or associated companies and to lend or otherwise provide money to the trustees of such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.17	To grant bonuses to any person or persons who are or have been in the employment of the Company or any of its subsidiary or associated companies or any person or persons who are or have been directors of, or consultants to, the Company or any of its subsidiary or associated companies.

3.18	To establish any scheme or otherwise to provide for the purchase by or on behalf of customers of the Company of shares in the Company.

3.19	To subscribe or guarantee money for charitable, benevolent, educational or religious objects or for any exhibition or for any public, general or useful objects.

3.20	To promote any company for the purpose of acquiring or taking over any of the property and liabilities of the Company or for any other purpose that may benefit the Company.

3.21	To purchase, lease, take in exchange, hire or otherwise acquire any personal property and any rights or privileges that the Company considers necessary or convenient for the purposes of its business.

3.22	To construct, maintain, alter, renovate and demolish any buildings or works necessary or convenient for its objects.

3.23	To construct, improve, maintain, work, manage, carry out or control any roads, ways, tramways, branches or sidings, bridges, reservoirs, watercourses, wharves, factories, warehouses, electric works, shops, stores and other works and conveniences that may advance the interests of the Company and contribute to, subsidize or otherwise assist or take part in the construction, improvement, maintenance, working, management, carrying out of control thereof.

3.24	To raise and assist in raising money for, and aid by way of bonus, loan, promise, endorsement, guarantee or otherwise, any person and guarantee the performance or fulfilment of any contracts or obligations of any person, and in particular guarantee the payment of the principal of and interest on the debt obligations of any such person.

3.25	To borrow or raise or secure the payment of money (including money in a currency other than the currency of Ireland) in such manner as the Company shall think fit and in particular by the issue of debentures or any other securities, perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, including its uncalled capital and to purchase, redeem or pay off any such securities.

3.26	To engage in currency exchange, interest rate and/or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity) including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars, commodity or index linked swaps and any other foreign exchange, interest rate or commodity or index linked arrangements and such other instruments as are similar to or derive from any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or termination of any such transactions.

3.27	To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.

3.28	To draw, make, accept, endorse, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants and other negotiable or transferable instruments.

3.29	To sell, lease, exchange or otherwise dispose of the undertaking of the Company or any part thereof as an entirety or substantially as an entirety for such consideration as the Company thinks fit.

3.30	To sell, improve, manage, develop, exchange, lease, dispose of, turn to account or otherwise deal with the property of the Company in the ordinary course of its business.

3.31	To adopt such means of making known the products of the Company as may seem expedient, and in particular by advertising, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes and rewards and making donations.

3.32	To cause the Company to be registered and recognized in any foreign jurisdiction, and designate persons therein according to the laws of that foreign jurisdiction or to represent the Company and to accept service for and on behalf of the Company of any process or suit.

3.33	To allot and issue fully-paid shares of the Company in payment or part payment of any property purchased or otherwise acquired by the Company or for any past services performed for the Company.

3.34	To distribute among the members of the Company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the Company, but not so as to decrease the capital of the Company unless the distribution is made for the purpose of enabling the Company to be dissolved or the distribution, apart from this paragraph, would be otherwise lawful.

3.35	To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company’s or any other trade or business or providing or safeguarding against the same, or resisting or opposing any strike, movement or organisation, which may be thought detrimental to the interests of the Company or its employees and to subscribe to any association or fund for any such purposes.

3.36	To establish agencies and branches.

3.37	To take or hold mortgages, hypothecautions, liens and charges to secure payment of the purchase price, or of any unpaid balance of the purchase price, of any part of the property of the Company of whatsoever kind sold by the Company, or for any money due to the Company from purchasers and others and to sell or otherwise dispose of any such mortgage, hypothec, lien or charge.

3.38	To pay all costs and expenses of or incidental to the incorporation and organization of the Company.

3.39	To invest and deal with the moneys of the Company not immediately required for the objects of the Company in such manner as may be determined.

3.40	To do any of the things authorized by this memorandum as principals, agents, contractors, trustees or otherwise, and either alone or in conjunction with others.

3.41	To do all such other things as are incidental or conductive to the attainment of the objects and the exercise of the powers of the Company.

4.	The liability of the members is limited.

5.	The share capital of the Company is €40,000 and US$517,500 divided into 40,000 Ordinary Shares of €1 each, 20,000,000,000 Class A Ordinary Shares of US$0.0000225 each, 1,000,000,000 Class X Ordinary Shares of US$0.0000225 each and 2,000,000,000 Undesignated Shares of US$0.0000225 each.

6.	Unless the board of directors of the Company has, by a resolution passed by a majority of the directors then in office and eligible to vote on that resolution, approved a revocation or amendment of this paragraph of the memorandum of association or articles 81, 82, 83, 84, 85 and 87 of the articles of association of the Company, the revocation or amendment will not be effective unless approved by a resolution in favour of which members holding not less than 80 per cent of the issued shares of the Company carrying the right to vote at general meetings at the relevant time have voted.

7.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

WE, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber
For and on behalf of Accenture Limited Canon’s Court, 22 Victoria Street Hamilton HM12, Bermuda Corporate Body	Thirty nine thousand nine hundred and ninety four ordinary shares

Scott Kenneth Ahlstrom 161 N. Clark Street Chicago, IL 60601, USA Senior Executive	One Ordinary Share

Sammy Awad 1255 Treat Blvd., Suite 400 Walnut Creek, CA 94597, USA Senior Executive	One Ordinary Share

Richard David Buchband 161 N. Clark Street Chicago, IL 60601, USA Senior Executive	One Ordinary Share

Richard Paul Clark 800 Boylston Street, Suite 3200 Boston, MA 02199, USA Senior Executive	One Ordinary Share

Norman James Shachoy 800 Boylston Street, Suite 2300 Boston, MA 02199, USA Senior Executive	One Ordinary Share

Robert Jan Vlug 46A, Avenue J-F Kennedy 1855 Luxembourg Senior Executive	One Ordinary Share

Dated the 4th day of June 2009

Witness to the above signatures:

/s/ Jenny L. Lauth

Companies Acts 1963 to 2006

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Accenture Public Limited Company

PRELIMINARY

1.	The regulations contained in Table A in the First Schedule to the Companies Act, 1963 shall not apply to the Company.

2.	In these articles, unless the context otherwise requires:

“1963 Act” means the Companies Act 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006 and all statutory instruments which are to read as one with, or construed, or to read together with the Companies Acts;

“1983 Act” means the Companies (Amendment) Act 1983;

“1990 Act” means the Companies (Amendment) Act 1990;

“address” includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication;

“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary;

“Board” means the board of directors for the time being of the Company;

“Class A Ordinary Shares” means class A ordinary shares of nominal value US$0.0000225 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“Class X Ordinary Shares” means redeemable class X ordinary shares of nominal value US$0.0000225 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“clear days” means, in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

“Companies Acts” means the Companies Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, and all statutory instruments which are to be read as one with, or construed, or to be read together with the Companies Acts;

“Company” means the company whose name appears in the heading to these articles;

“Director” means a director for the time being of the Company;

“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000;

“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000;

“EUR”, “€” and “euro” means the currency of Ireland;

“Group Company” means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company;

“Ordinary Resolution” means an ordinary resolution of the Shareholders within the meaning of section 141 of the 1963 Act;

“Paid Up” means paid up or credited as paid up;

“Person entitled by Transmission” means a person whose entitlement to a share in consequence of the death or bankruptcy of a Shareholder or of any other event giving rise to its transmission by operation of law has been noted in the Register;

“Redemption Date” means the date specified in a notice served by the Company on a Class X Ordinary Shareholder under article 5(c)(iv);

“Redeemable Shares” means redeemable shares in accordance with section 206 of the 1990 Act;

“Register” means the register of shareholders of the Company;

“Registered Office” means the registered office for the time being of the Company;

“Seal” means the common seal of the Company and includes any duplicate seal;

“Secretary” means the secretary of the Company or, if there are joint secretaries, any of the joint secretaries and includes a deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the secretary;

“Share” means any share in the capital of the Company;

“Shareholder” means in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares;

“Special Resolution” means a special resolution of the Shareholders within the meaning of Section 141 of the Act;

“Subsidiary” and “holding company” have the same meanings as in section 155 of the 1963 Act, except that references in that section to a company shall include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

“Undesignated Shares” means the 2,000,000,000 shares of nominal value US$0.0000225 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having such rights and being subject to such limitations as may be attached to them pursuant to article 6(c); and

“US dollars” or “US$” means United States dollars.

3.	For the purposes of these articles, unless the context otherwise requires:

(a)	a company shall be deemed to be present in person at a meeting if its representative, duly authorised pursuant to these articles, is present;

(b)	words importing only the singular number include the plural number and vice versa;

(c)	words importing only one gender include the other gender;

(d)	references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

(e)	references to a person include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

(f)	references to writing include typewriting, printing, lithography, photography, electronic mail and other modes of representing or reproducing words in a legible and non-transitory form;

(g)	a reference to anything being done by electronic means includes its being done by means of any electronic or other communications equipment or facilities and references to any communication being delivered or received, or being delivered or received at a particular place, include the transmission of an electronic or similar communication, and to a recipient identified in such manner or by such means, as the Board may from time to time approve or prescribe, either generally or for a particular purpose;

(h)	references to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic or similar communication as the Board may from time to time approve or prescribe, either generally or for a particular purpose;

(i)	references to a dividend include any dividend or distribution, in cash or by the distribution of assets, paid or distributed to Shareholders out of the profits of the Company available for distribution;

(j)	any words or expressions defined in the Companies Acts, if not otherwise defined in or given a particular meaning by these articles, have the same meaning in these articles;

(k)	any reference to any statute or statutory provision (whether of Ireland or elsewhere) includes a reference to any modification or re-enactment of it for the time being in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and for the time being in force and any reference to any rule, regulation or order made under any such statute or statutory provision includes a reference to any modification or replacement of such rule, regulation or order for the time being in force; and

(l)	references to shares carrying the general right to vote at general meetings of the Company are to those shares (of any class or series) carrying the right to vote, other than shares which entitle the holders to vote only in limited circumstances or upon the occurrence of a specified event or condition (whether or not those circumstances have arisen or that event or condition has occurred).

REGISTERED OFFICE

4.	The Registered Office shall be at such place in Ireland as the Board from time to time decides.

SHARE CAPITAL

5. (a)	The authorised share capital of the Company at the date of adoption of these articles is €40,000 and US$517,500 divided into 40,000 Ordinary Shares of €1 each, 20,000,000,000 Class A Ordinary Shares of US$0.0000225 each, 1,000,000,000 Class X Ordinary Shares of US$0.0000225 each and 2,000,000,000 Undesignated Shares of US$0.0000225 each.

(b)	Class A Ordinary Shares

The Class A Ordinary Shares shall entitle the holders thereof to the following rights:

(i)	as regards dividend:

after making all necessary provisions, where relevant, for payment of any preferred dividend in respect of any preference shares in the Company then outstanding, the Company shall apply any profits or reserves which the Directors resolve to distribute in paying such profits or reserves to the holders of the Class A Ordinary Shares in respect of their holdings of such shares pari passu and pro rata to the number of Class A Ordinary Shares held by each of them;

(ii)	as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Class A Ordinary Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of the holders of any preferred shares in the Company then in issue, having preferred rights on a return of capital) in respect of their holdings of Class A Ordinary Shares pari passu and pro rata to the number of Class A Ordinary Shares held by each of them;

(iii)	as regards voting in general meetings:

subject to the right of the Company to set record dates for the purpose of determining the identity of Shareholders entitled to notice of and/or vote at a general meeting, the holders of the Class A Ordinary Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Class A Ordinary Shares present in person or by proxy shall have one vote for each Class A Ordinary Share held by him (and, except as otherwise provided by the Companies Acts or these articles, the holders of Class A Ordinary Shares and Class X Ordinary Shares shall vote as a single class);

(iv)	as regards redemption:

a Class A Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire Class A Ordinary Shares, or an interest in Class A Ordinary Shares, from the relevant third party. In these circumstances, the acquisition of such shares by the Company shall constitute the Redemption of a Redeemable Share in accordance with Part XI of the 1990 Act;

(v)	as regards certificates:

unless the Board resolves otherwise (either generally or in any particular case or cases) holders of Class A Ordinary Shares will not be entitled to receive a share certificate in respect of any Class A Ordinary Shares.

(c)	Class X Ordinary Shares

The Class X Ordinary Shares shall entitle the holders thereof to the following rights and will be subject to the following restrictions:

(i)	as regards dividend:

the holders of Class X Ordinary Shares will have no right to receive any dividend or distribution in respect of their holdings of Class X Ordinary Shares;

(ii)	as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Class X Ordinary Shares will not be entitled to any payment out of the surplus assets of the Company in respect of their holdings of Class X Ordinary Shares;

(iii)	as regards voting in general meetings:

subject to the right of the Company to set record dates for the purpose of determining the identity of Shareholders entitled to notice of and/or vote at a general meeting, the holders of the Class X Ordinary Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Class X Ordinary Shares present in person or by proxy shall have one vote for each Class X Ordinary Share held by him (and, except as otherwise provided by the Companies Acts or these articles, the holders of Class A Ordinary Shares and Class X Ordinary Shares shall vote as a single class);

(iv)	as regards redemption:

(A)	subject as provided in this article 5(c)(iv), any Class X Ordinary Shares may, at the option of the Company, at any time (subject to the requirements of the Companies Acts) be redeemed by the Company;

(B)	if the Company exercises its right under this article 5(c)(iv) it will, within 30 days of the Redemption Date, notify the Class X Ordinary Shareholder in writing of the date of completion of the redemption, the number of Class X Ordinary Shares held by him which have been redeemed and of his right to claim a redemption payment under paragraph (C) of this article 5(c)(iv);

(C)	(subject to delivery of any share certificate as referred to in paragraph (D) below) the Company will, within 30 days of receipt by it from the Shareholder of a written request for payment, (subject to paragraph (E) below) pay to such holder or, in the case of joint holders, to the holder whose name stands first in the Register in respect of such shares, in respect of each Class X Ordinary Share which has been redeemed the nominal value of that share;

(D)	the holder of any Class X Ordinary Shares which have been redeemed shall, within 30 days of receipt by him of the notice referred to in paragraph (B), deliver to the Company at its Registered Office (or such other place as the Company directs) any certificates for the Class X Ordinary Shares held by him which have been redeemed. If relevant, the Company will issue to the Shareholder a new share certificate for any unredeemed Class X Ordinary Shares held by that Shareholder;

(E)	if a redemption of Class X Ordinary Shares under this article 5(c)(iv) would otherwise result in the Shareholder being entitled to receive a redemption payment of a fractional part of one cent of a US dollar, then the amount of the payment will be rounded up to the nearest whole cent;

(F)	the receipt of the registered holder or, in the case of joint holders, the holder whose name stands first in the Register for the time being of Class X Ordinary Shares being redeemed for the monies payable on redemption of such shares shall constitute an absolute discharge to the Company in respect thereof; and

(G)	any redemption payment which is uncollected for a period of 1 year from the date of issue by the Company of the notice relating to it under paragraph (B) above shall be forfeited and will revert to the Company;

(v)	as regards transfer:

Class X Ordinary Shares are not transferable by their holders, unless the Class X Ordinary Shareholder has received the prior written consent of the Company to the proposed transfer to the proposed transferee; and

(vi)	as regards certificates:

unless the Board resolves otherwise (either generally or in any particular case or cases) holders of Class X Ordinary Shares will not be entitled to receive a share certificate in respect of any Class X Ordinary Shares held by him.

SHARE RIGHTS

6. (a)	Subject to the Companies Acts and to the rights conferred on the holders of any other class of shares, any share in the Company may be issued with or have attached to it such preferential, deferred, qualified or special rights, privileges or conditions as the Company may by Ordinary Resolution decide or, insofar as the Ordinary Resolution does not make specific provision, as the Board may from time to time determine.

(b)	Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including any preference shares created pursuant to article 6(c) which (i) are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/or (ii) are liable to be redeemed at the option of the Company and/or the holder. The terms and manner of redemption of any redeemable shares created pursuant to article 6(c) shall be as the Board may by resolution determine before the allotment of such shares and the terms and manner of redemption of any other redeemable preference shares shall be either (i) as the Company may by Ordinary Resolution determine or (ii) insofar as the Board is so authorised by any Ordinary Resolution, as the Board may by resolution determine, in either case, before the allotment of such shares. A copy of any such Ordinary Resolution or resolution of the Board for the time being in force shall be attached as an appendix to (but shall not form part of) these articles.

(c)	The rights attaching to the Undesignated Shares shall be as follows:

(i)	each Undesignated Share shall have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Class A Ordinary Shares or voting or otherwise, as the Board may determine on or before its allotment;

(ii)	the Board may allot the Undesignated Shares in more than one series and, if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Undesignated Shares;

(iii)	the particular rights and restrictions attached to any Undesignated Share shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any Undesignated Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these articles; and

(iv)	the Board shall not attach to any Undesignated Share any rights or restrictions which would alter or abrogate any of the special rights attached to any other class of series of shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the rights attaching to or by the terms of issue of such shares.

(d)	The terms of any redeemable preference shares (including any redeemable preference shares created pursuant to article 6(b) or article 6(c)) may provide for the whole or any part of the amount due on redemption to be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

(e)	Subject to the provisions of Part XI of the 1990 Act and the other provisions of this article, the Company may:

(i)	pursuant to section 207 of the 1990 Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as may be determined by the Company in general meeting on the recommendation of the Directors; or

(ii)	pursuant to section 210 of the 1990 Act, convert any of its shares into Redeemable Shares.

(f)	Subject to any requirement to obtain the approval of Shareholders under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(g)	The Directors are, for the purposes of Section 20 of the 1983 Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said Section 20) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of Part XI of the 1990 Act and held as treasury shares and this authority shall expire five years from the date of adoption of these articles of association.

(h)	The Directors are hereby empowered pursuant to sections 23 and 24(1) of the Companies (Amendment) Act, 1983 to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by article 6(g) as if section 23(1) of the said Companies (Amendment) Act, 1983 did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by article 6(h) had not expired.

(i)	The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two.

VARIATION OF RIGHTS

7. (a)	Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being in issue may, unless otherwise expressly provided in the rights attaching to or by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up), be altered or abrogated with the consent in writing of the holders of not less than 75 per cent of all of the votes capable of being cast at the relevant time at a separate general meeting of the holders of the issued shares of that class or with the sanction of a Special Resolution passed at a separate general meeting of the holders of shares of that class.

(b)	All the provisions of these articles relating to general meetings of the Company shall apply mutatis mutandis to any separate general meeting of any class of Shareholders, except that the necessary quorum shall be two or more Shareholders present in person or by proxy together holding or representing a majority of the issued shares of the relevant class; provided that, if the relevant class of Shareholders has only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

8.	The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be altered or abrogated by (i) the creation or issue of further shares ranking pari passu with them, (ii) the creation or issue for full value (as determined by the Board) of further shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them or (iii) the purchase or redemption by the Company of any of its own shares.

SHARES

9.	Subject to the Acts and the other provisions of these articles, the unissued shares of the Company (whether forming part of the original share capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options or other rights over or otherwise deal with or dispose of them to such persons, at such times and for such consideration and generally on such terms and conditions as the Board may from time to time determine but so that no share shall be issued at a discount to nominal value save in accordance with sections 26(5) and 28 of the Companies (Amendment) Act 1983, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

10.	The Board may, in connection with the issue of any shares, exercise all powers of paying commissions and brokerages conferred or permitted by law.

11.	Subject to the Companies Acts, the Company may, without prejudice to any relevant special rights attached to any class of shares pursuant to section 211 of the 1990 Act, purchase any of its own shares whether in the market, by tender or by private agreement, at such prices (whether at nominal value or above or below nominal value) and otherwise on such terms and conditions as the Board may from time to time determine including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Shareholders or Shareholders of the same class, (the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts) and may cancel any shares so purchased or hold them as treasury shares (as defined in section 209 of the 1990 Act) and may reissue any such shares as shares of any class or classes.

12.	Except only as otherwise provided in these articles, as ordered by a court of competent jurisdiction or as otherwise required by law, the Company shall be entitled to treat the registered holder of any share as the absolute owner of it and accordingly no person shall be recognised by the Company as holding any share upon trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any equitable, contingent, future or partial interest or other right in any share except an absolute right to the entirety of the share in the registered holder of it.

INCREASE OF CAPITAL

13.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such nominal value as such Ordinary Resolution shall prescribe.

14.	The Company may, by the Ordinary Resolution increasing the authorised share capital, direct that the new shares or any of them shall be offered in the first instance either at nominal value or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

15.	The new shares shall be subject to all the provisions of these articles with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

ALTERATION OF CAPITAL

16. (a)	The Company may (subject to article 16(b)) from time to time by Ordinary Resolution:

(i)	divide its shares into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

(ii)	consolidate and divide all or any of its share capital into shares of larger nominal value than any of its existing shares;

(iii)	sub-divide its shares or any of them into shares of smaller nominal value than is fixed by its memorandum of association, subject to section 68(1)(d) of the 1963 Act so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

(iv)	make provision for the issue and allotment of shares which do not carry any voting rights;

(v)	cancel shares which, at the date of the passing of the relevant Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its authorised share capital by the amount of the shares so cancelled; and

(vi)	subject to applicable law, change the currency denomination of its share capital.

(b)	In the case of any split, subdivision, combination or reclassification of Class A Ordinary Shares or Class X Ordinary Shares, the shares of the other such class of ordinary shares shall also be split, subdivided, combined or reclassified, in each case so that the numbers of Class A Ordinary Shares and Class X Ordinary Shares in issue immediately following such split, subdivision, combination or reclassification shall bear the same relationship to one another as do the numbers of Class A Ordinary Shares and Class X Ordinary Shares in issue immediately prior to such split, subdivision, combination or reclassification.

(c)	Where any difficulty arises in regard to any division, consolidation or sub-division under this article 16, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion among the Shareholders who would have been entitled to the fractions, except that any proceeds in respect of any holding which are less than a sum fixed by the Board may be retained for the benefit of the Company. For the purpose of any such sale the Board may authorise some person to transfer the shares representing fractions to the purchaser, who shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(d)	Subject to the Companies Acts and to any confirmation or consent required by law or these articles, the Company may from time to time by Ordinary Resolution convert any preference shares in the Company (unless otherwise expressly provided by the rights attaching to or by the terms of issue of the preference shares in question) into redeemable preference shares.

REDUCTION OF CAPITAL

17.	Subject to the Companies Acts and to any confirmation or consent required by law or these articles, the Company may from time to time by Special Resolution authorise the reduction in any manner of its issued share capital (but not to a sum less than the minimum share capital prescribed by its memorandum), any capital reserve fund or any share premium account.

18.	In relation to any such reduction, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including, in the case of a reduction of part only of a class of shares, those shares to be affected.

CERTIFICATES

19. (a)	Shares shall be issued in registered form. Unless otherwise provided by the rights attaching to or by the terms of issue of any particular shares or letters and to the extent required by any stock exchange, depository, or any operator of any clearance or settlement system or by law, no Shareholder shall, upon becoming the holder of any share, be entitled to a share certificate for the shares of each class held by him (nor, on transferring a part of his holding, to a certificate for the balance).

(b)	Share certificates, if issued, shall be in such form as the Board may from time to time prescribe, subject to the requirements of the Companies Acts. No fee shall be charged by the Company for issuing a share certificate. In the case of a share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

20.	If a share certificate is worn-out or defaced, or alleged to have been lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of wearing-out or defacement, on delivery of the certificate to the Company. The Board may require any such indemnity to be secured in such manner as the Board may think fit.

21. (a)	All certificates for shares (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms of issue of any shares otherwise provide, be issued under the Seal or a facsimile of it. Each certificate shall be signed by such person or persons as the Board may from time to time decide, but the Board may determine that certificates for shares or for particular shares need not be signed by any person.

(b)	The Board may also determine, either generally or in any particular case, that any signatures on certificates for shares (or certificates or agreements or other documents evidencing the issue by the Company of awards under any share option, share incentive or other form of employee benefits plan adopted by the Company from time to time) need not be autographic but may be affixed to such certificates, agreements or other documents by some mechanical means or may be facsimiles printed on such certificates, agreements or other documents. If any person who has signed, or whose facsimile signature has been used on, any such certificate, agreement or other document ceases for any reason to hold his office, such certificate, agreement or other document may nevertheless be issued as though that person had not ceased to hold such office.

22.	Nothing in these articles shall preclude (i) title to a share being evidenced or transferred otherwise than in writing to the extent permitted by applicable law and otherwise as may be determined by the Board from time to time or (ii) the Board from recognising the renunciation of the allotment of any share by the allottee in favour of some other person on such terms and subject to such conditions as the Board may from time to time decide.

LIEN

23.	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys, whether presently due or not, called or payable in respect of such share. The Company’s lien on a share shall extend to all dividends payable on it. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this article.

24. (a)	The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently due nor until the expiration of 14 clear days after a notice, stating and demanding payment of the sum presently due and giving notice of the intention to sell in default of such payment, has been served on the Shareholder for the time being of the share or the person entitled by transmission to it.

(b)	The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is due, and any residue shall (subject to a like lien for debts or liabilities not presently due as existed upon the share prior to the sale) be paid to the holder of, or the person entitled by transmission to, the share immediately before such sale. For giving effect to any such sale the Board may authorise some person to transfer the share to the purchaser. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale. Where a share, which is to be sold as provided for in this article 24, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the Companies Act, 1990 (Uncertificated Securities) Regulations 1996 to change such share into certificated form prior to its sale.

(c)

Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Shareholders or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Shareholder and whether in consequence of:

(A)	the death of such Shareholder;

(B)	the non-payment of any income tax or other tax by such Shareholder;

(C)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or

(D)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

(ii)	the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in the Register as held either jointly or solely by such Shareholder for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Shareholder under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

(iii)	the Company may recover as a debt due from such Shareholder or his executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

(iv)	the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Shareholder or his executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of shares, nothing in this article 24(c) will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Shareholder as referred to above (and, his executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

25. (a)	The Board may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the terms of issue of the shares made payable at a date fixed by or in accordance with their terms of issue and each Shareholder shall (subject to the Company serving on him at least 14 clear days notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Board may determine.

(b)	A call may be made payable by instalments and shall be deemed to be made at the time when the resolution of the Board authorising the call is passed.

(c)	A person on whom a call is made shall (in addition to the transferee) remain liable for it notwithstanding the subsequent transfer of the share in respect of which the call is made.

26.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

27.	If a sum called in respect of a share is not paid before or on the day appointed for its payment, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment to the time of actual payment at such rate as the Board may determine, but the Board may waive payment of such interest, wholly or in part.

28.	Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal value of the share or by way of premium, shall for all purposes of these articles be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable, and, in case of non-payment, all the relevant provisions of these articles as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

29.	The Board may, on the issue of any shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

30.	The Board may, if it thinks fit, receive all or any part of the moneys payable on a share beyond the sum actually called up on it if the Shareholder is willing to make payment in advance and, on any moneys so paid in advance, may (until they would otherwise be due) pay interest at such rate as may be agreed between the Board and the Shareholder paying the sum in advance.

FORFEITURE OF SHARES

31.	If a Shareholder fails to pay any call or instalment of a call on the day appointed for its payment, the Board may at any time while any part of such call or instalment remains unpaid serve on him a notice requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued. The notice shall state a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or instalment is payable will be liable to be forfeited.

32.	The Board may accept the surrender of any share liable to be forfeited, and, in any such case, references in these articles to forfeiture include surrender.

33.	If the requirements of any notice given under article 31 are not complied with, any share in respect of which the notice was given may, at any time before payment of all calls or instalments and interest due in respect of it is made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited shares and not actually paid before the forfeiture.

34.	When any share has been forfeited, notice of the forfeiture shall be served on the person who was before forfeiture the holder of the share or the person entitled by transmission to it, but no forfeiture shall be invalidated by any omission to give such notice.

35.	A forfeited share shall become the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder of, or entitled to, the share or to any other person, on such terms and in such manner as the Board thinks fit. At any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

36.	A person whose shares have been forfeited shall cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the shares, together with interest at such rate as the Board may determine from the date of forfeiture until payment and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.

37.	An affidavit to the effect that the deponent is a Director or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on its sale, re-allotment or disposition, and the Board may authorise some person to transfer the share to the person to whom it is sold, re-allotted or disposed of. That person shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any), nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the share.

REGISTER OF SHAREHOLDERS

38. (a)	The Register shall be kept in the manner prescribed by the Companies Acts at the Registered Office or at such other place in Ireland as may be authorised by the Board from time to time.

(b)	The Register may be closed at such times and for such periods as the Board may from time to time decide, subject to section 121 of the 1963 Act. Except during such time as it is closed, the Register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

(c)	Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any share, and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any provisions of these articles.

REGISTER OF DIRECTORS AND SECRETARY

39.	The Secretary shall maintain a register of the Directors and Secretary of the Company as required by the Companies Acts. The register of Directors and Secretary shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

TRANSFER OF SHARES

40.	Subject to the Companies Acts and to such of the restrictions contained in these articles (including, without limitation, article 5(c)(v)) as may be applicable, any Shareholder may transfer all or any of his shares (of any class) by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate.

41.

(a)	The instrument of transfer of a share shall be signed by or on behalf of the transferor and, if the share is not fully paid, by or on behalf of the transferee and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. All instruments of transfer may be retained by the Company.

(b)	The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the Shareholders in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary or Assistant Secretary as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of section 81 of the 1963 Act. The transferor shall be deemed to remain the Shareholder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(c)	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) to claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(d)	Notwithstanding the provisions of these articles and subject to any regulations made under section 239 of the 1990 Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 239 of the 1990 Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

(e)	The Board may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer if:

(i)	the instrument of transfer is not duly stamped, if required, and lodged at the Registered Office or any other place as the Board may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of more than one class of share;

(iii)	the instrument of transfer is in favour of more than four persons jointly;

(iv)	it is not satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; or

(v)	it is not satisfied that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

(f)	Subject to any directions of the Board from time to time in force, the Secretary or Assistant Secretary may exercise the powers and discretions of the Board under article 41(e) and articles 40 and 42.

42. (a)	If the Board declines to register a transfer it shall, within one month after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

(b)	No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

RESTRICTIONS ON TRANSFER OF COVERED SHARES

43.	Each Shareholder who is an employee of the Company or any of its subsidiary or associated companies will comply with any restrictions on transfer relating to Ordinary Shares imposed by the Company and notified to such person from time to time pursuant to the Company’s insider trading policies from time to time.

For purposes of this article 43, “Ordinary Shares” shall mean Class A Ordinary Shares and/or Class X Ordinary Shares.

TRANSMISSION OF SHARES

44.	In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint Shareholder, or the estate representative, where he was sole Shareholder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing in these articles shall release the estate of a deceased Shareholder from any liability in respect of any share held by him either solely or jointly with other persons. In this article, estate representative means the person to whom probate or letters of administration or confirmation as executor has or have been granted under the laws applicable to the estate of the deceased Shareholder or, failing such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this article.

45. (a)	In the case of a person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law, the Board may require the production to the Company of such evidence of his entitlement as is prescribed by the Companies Acts or, to the extent that no such evidence is prescribed, as may from time to time be required by the Board. Upon production of such evidence the name and address of the person so entitled shall be noted in the Register.

(b)	Subject to article 46(b), any person entitled by transmission to a share shall be entitled to receive (and may give a discharge for) any dividends or other moneys payable in respect of the share, to attend and vote in respect of the share at general meetings of the Company and of the relevant class of Shareholders and generally to exercise in respect of the share all of the rights or privileges of a Shareholder as if he were registered as the holder of the share.

46. (a)	Any person entitled by transmission to a share may elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the transferee of the share. If he elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the provisions of these articles relating to the right to transfer and the registration of transfer of shares shall apply to any such notice or instrument of transfer as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

(b)	The Board may at any time give notice requiring a person entitled by transmission to a share to elect either to be registered himself or to transfer the share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other moneys payable in respect of the share until the requirements of the notice have been complied with.

47.	Subject to any directions of the Board from time to time in force, the Secretary or Assistant Secretary may exercise the powers and discretions of the Board under articles 44, 45 and 46.

GENERAL MEETINGS

48.	The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Acts.

49.	The Board may, whenever it thinks fit, and shall, on the requisition in writing of Shareholders holding such number of shares as is prescribed by, and made in accordance with, section 132 of the 1963 Act, convene a general meeting in the manner required by the Companies Acts. All general meetings other than annual general meetings shall be called extraordinary general meetings.

50.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to section 140 of the 1963 Act, all general meetings may be held outside of Ireland.

51.	Each general meeting shall be held at such time and place as specified in the notice of meeting.

NOTICE OF GENERAL MEETINGS

52.	Subject to the provisions of the Companies Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a special resolution, shall be called by at least thirty clear days notice and all other extraordinary general meetings shall be called by at least fourteen clear days notice. The notice of a general meeting shall specify the place, day and time of the meeting (including any satellite meeting place arranged for the purposes of article 62) and, in the case of an extraordinary general meeting, the general nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by these articles to all Shareholders (other than those who, under the provisions of these articles or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director and to the Auditors.

53.	The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting. A Shareholder present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

54.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

55. (a)

The chairman of the Board or, in his absence, the president of the Board shall preside as chairman at every general meeting of the Company or of any class of Shareholders. If there is no such chairman or president, or if at any meeting neither the chairman nor the president is present within 5 minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall appoint one of those Directors who is willing to act as chairman or, if only one Director is present, he shall preside as chairman, if willing to act. If none of the Directors present is willing to act as chairman, the Director or Directors present may appoint any other executive of the Company who is present and willing to act as chairman. In default of any such appointment, the persons present and entitled to vote shall elect any executive of the Company who is present and willing to act as chairman or, if no executive of the Company is present or if none of the executives of the Company present is willing to act as chairman, one of their number to be chairman.

(b)	Except in the case of the removal of auditors or Directors and subject to section 141 of the 1963 Act, anything which may be done by resolution in general meeting of all or any class or Shareholders may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders or any class thereof or their proxies (or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) on behalf of such Shareholder) being all of the Shareholders of the Company or any class thereof, who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution and if described as a Special Resolution shall be deemed to be a Special Resolution within the meaning of the 1963 Act. Such resolution in writing may be signed in as many counterparts as may be necessary.

(c)	For the purposes of any written resolution under article 55(b), the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

(d)	A resolution in writing made in accordance with article 55(b) is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Companies Acts and these articles.

56. (a)	No business shall be transacted at any general meeting or adjourned meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment or election of a chairman, which shall not be treated as part of the business of the meeting. Except as otherwise provided by the Companies Acts or these articles, three Shareholders present in person or by proxy and having the right to attend and vote at the meeting and holding shares representing more than 50 per cent of the votes that may be cast by all Shareholders at the relevant time shall be a quorum (provided that, if the Company shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum).

(b)	If within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for a meeting a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. If within 15 minutes after the time appointed for a meeting, no shareholders are present, the meeting shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. The Company shall give not less than 5 days notice of any meeting adjourned through want of a quorum and such notice shall state the quorum requirement from the adjourned meeting under article 56(a) . If within 5 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for any adjourned meeting a quorum is not present, the meeting may be further adjourned to such other day and such other time and place as the chairman of the meeting may determine, but otherwise the meeting shall be dissolved. A meeting may not be adjourned under this article 56(b) to a day which is more than 90 days after the day originally appointed for the meeting.

(c)	If it appears to the chairman of a general meeting that the place of the meeting specified in the notice convening the meeting is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chairman is satisfied that adequate facilities are available, whether at the place of the meeting or elsewhere, to ensure that each such person who is unable to be accommodated at the place of the meeting is able to communicate simultaneously and instantaneously with the persons present at the place of the meeting, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities.

57. (a)	Subject to the Companies Acts, a meeting of the Shareholders or of any class of Shareholders may be held by such electronic means as the Board may from time to time approve and which permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(b)	The Board may resolve to enable persons entitled to attend a general meeting of the Company or of any class of Shareholders to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Shareholders attending at all the meeting places are able to:

(i)	communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and

(ii)	have access to all documents which are required by the Companies Acts and these articles to be made available at the meeting.

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place. If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

58.	Each Director shall be entitled to attend and speak at any general meeting of the Company or of any class of Shareholders.

59.	The Board may make any security arrangements which it considers appropriate relating to the holding of a general meeting of the Company or of any class of Shareholders including, without limitation, arranging for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted, and any person who fails to comply with any such arrangements may be refused entry to the meeting.

60. (a)	Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:

(i)	it is proposed by or at the direction of the Board; or

(ii)	it is proposed at the direction of the Court; or

(iii)	it is proposed on the requisition in writing of such number of Shareholders as is prescribed by, and is made in accordance with section 132 of the 1963 Act; or

(iv)	the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

(b)	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

(c)	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

61.	The chairman of the meeting may, with the consent of any meeting at which a quorum is present, adjourn the meeting from time to time (or sine die) and from place to place. In addition to any other power of adjournment conferred by law, the chairman of the meeting may at any time without the consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place (or sine die) if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned sine die the time and place for the adjourned meeting shall be fixed by the Board.

62.	When a meeting is adjourned for three months or more or sine die, not less than 10 clear days’ notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting. Except as expressly provided by these articles, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting. No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting from which the adjournment took place.

VOTING

63.	Except where a greater majority is required by the Companies Acts or these articles, any question proposed for consideration at any general meeting of the Company or of any class of Shareholders shall be decided by an Ordinary Resolution and all resolutions put to the Shareholders will be decided on a poll.

64.	Subject to any rights or restrictions for the time being attached to any class of shares, on any vote each Shareholder present in person or by proxy shall have one vote for each share held by him.

65.	The Board may, before any meeting of Shareholders, determine the manner in which the poll is to be taken and the manner in which votes are to be counted, which may include provision for votes to be cast by electronic means by persons present in person or by proxy at the meeting and for the appointment of scrutineers. To the extent not so determined by the Board, such matters shall be determined by the chairman of the meeting. A person appointed to act as a scrutineer need not be a Shareholder.

66.	Votes may be cast on the poll either personally or by proxy. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

67.	The result of the poll shall be deemed to be the resolution of the meeting.

68.	In the case of an equality of votes at a general meeting, the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

69.	In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

70.	Subject to article 71, a Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court in Ireland (or elsewhere having jurisdiction) for the protection or management of the affairs of persons incapable of managing their own affairs may vote, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other person may vote by proxy and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

71.	Evidence to the satisfaction of the Board of the authority of any person claiming the right to vote under article 70 shall be produced at the Registered Office (or at such other place as may be specified for the deposit of instruments of proxy) not later than the last time by which an instrument appointing a proxy must be deposited in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable.

72.	No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting of the Company or of any class of Shareholders in respect of any share held by him unless all calls or other sums presently payable by him in respect of that share have been paid.

73.	No objection may be raised to the qualification of any voter or to the counting of, or failure to count, any vote except at the meeting at which the vote objected to is tendered. Any objection so raised shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that it may have affected the decision of the meeting. The decision of the chairman on any such matter shall be final and conclusive. Except as otherwise decided by the chairman, every vote counted and not disallowed at the meeting shall be valid and every vote disallowed or not counted shall be invalid.

PROXIES AND CORPORATE REPRESENTATIVES

74. (a)	A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some only of his shares at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder.

(b)	A Shareholder which is a corporation may appoint any person (or two or more persons in the alternative) as its representative to represent it and vote on its behalf at any general meeting (including an adjourned meeting) and such a corporate representative may exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder.

(c)	A Shareholder which is a corporation may appoint more than one such corporate representatives (with or without appointing any persons in the alternative) at any such meeting provided that such appointment specifies the number of shares in respect of which each such appointee is authorised to act as representative, not exceeding in aggregate the number of shares held by the appointor and carrying the right to attend and vote at the relevant meeting.

(d)	The appointment of a proxy or a corporate representative in relation to a particular meeting shall, unless the contrary is stated, be valid for any adjournment of the meeting.

75.	A Shareholder may appoint a standing proxy, with or without the power of substitution, or (if a corporation) a standing representative by delivery to the Registered Office (or at such other place as the Board may from time to time specify for such purpose) of evidence of such appointment. The appointment of such a standing proxy or representative shall be valid for every general meeting and adjourned meeting until such time as it is revoked by notice to the Company, but:

(a)	the appointment of a standing proxy or representative may be made on an irrevocable basis in which case the Company may recognise the vote of the proxy or representative given in accordance with the terms of the appointment, to the exclusion of the vote of the Shareholder, until such time as the appointment ceases to be effective in accordance with its terms;

(b)	(subject to article 75(a)) the appointment of a standing proxy or representative shall be deemed to be suspended at any meeting or poll taken subsequently to any meeting at which the Shareholder is present or in respect of which the Shareholder has specifically appointed another proxy or representative; and

(c)	the Board may from time to time require such evidence as it deems necessary as to the due execution and continuing validity of the appointment of any standing proxy or representative and, if it does so, the appointment of the standing proxy or representative shall be deemed to be suspended until such time as the Board determines that it has received the required evidence or other evidence satisfactory to it.

76. (a)	A proxy may be appointed by an instrument in writing in any common form or in such other form as the Board may approve, such instrument being executed under the hand of the appointor or of his attorney or agent authorised by him in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A proxy may also be appointed in such other manner as the Board may from time to time approve.

(b)	Any instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative), together with such evidence as to its due execution as the Board may from time to time require, shall be delivered to the Registered Office (or to such other place or places as may be specified in the notice convening the meeting or in any notice of an adjourned meeting or, in either case, in any other information sent to Shareholders by or on behalf of the Board in relation to the meeting or adjourned meeting) by such time or times as may be specified in the notice of meeting or adjourned meeting or in any such other information (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Companies Acts, if not so delivered (but subject to article 80) the appointment shall not be treated as valid.

(c)	Subject to article 80 and subject as mentioned in this article, an instrument or other form of communication appointing or evidencing the appointment of a standing proxy or corporate representative shall not be treated as valid until 24 hours after the time at which it, together with such evidence as to its due execution as the Board may from time to time require, is delivered to the Registered Office (or to such other place or places as the Board may from time to time specify for the purpose).

(d)	If the terms of appointment of a proxy include a power of substitution, any proxy appointed by substitution under such power shall be deemed to be the proxy of the Shareholder who conferred such power. All the provisions of these articles relating to the execution and delivery of an instrument or other form of communication appointing or evidencing the appointment of a proxy shall apply, mutatis mutandis, to the instrument or other form of communication effecting or evidencing such an appointment by substitution.

77.	The appointment of a proxy, whether a standing proxy or a proxy relating to a particular meeting, shall be deemed, unless the contrary is stated, to confer authority to vote on any amendment of a resolution and on any other resolution put to a meeting for which it is valid in such manner as the proxy thinks fit.

78.	A vote given by proxy, whether a standing proxy or a proxy relating to a particular meeting, shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the appointment of the proxy or of the authority under which it was executed, unless notice of such death, insanity or revocation was received by the Company at the Registered Office (or at any other place as may be specified for the delivery of instruments or other forms of communication appointing or evidencing the appointment of proxies in the notice convening the meeting or in any other information sent to Shareholders by or on behalf of the Board in relation to the meeting) at least one hour before the commencement of the meeting or adjourned meeting at which the vote is given or by such later time as the Board may decide, either generally or in any particular case.

79.	Notwithstanding the preceding provisions of these articles, the Board may decide, either generally or in any particular case, to treat an instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative as properly delivered for the purposes of these articles if a copy or facsimile image of the instrument is sent by electronic means to the Registered Office (or to such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case, in any other information sent by or on behalf of the Board in relation to the meeting or adjourned meeting).

80.	Subject to the Companies Acts, the Board may also at its discretion waive any of the provisions of these articles relating to the execution and deposit of an instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative or any ancillary matter (including, without limitation, any requirement for the production or delivery of any instrument or other communication to any particular place or by any particular time or in any particular way) and, in any case in which it considers it appropriate, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Shareholder at any general meeting.

AMALGAMATIONS AND SALES

81. (a)	Any amalgamation or merger of the Company and another company shall require the approval of (i) the Board by a resolution passed with the approval of a majority of those Directors then in office and eligible to vote on that resolution and (ii) an Ordinary Resolution, in addition to any other resolution or sanction required by applicable law.

(b)	Any sale, lease or exchange by the Company of all or substantially all of its property or assets, including its goodwill and its corporate franchises, will require the approval of (i) the Board by a resolution passed with the approval of a majority of those Directors then in office and eligible to vote on that resolution and (ii) an Ordinary Resolution, in addition to any other resolution or sanction required by applicable law.

APPOINTMENT AND REMOVAL OF DIRECTORS

82. (a)	At the date of adoption of these articles, the Board consists of the following persons:

Name

William D. Green

Dina Dublon

Charles H. Giancarlo

Dennis F. Hightower

Nobuyuki Idei

William L. Kimsey

Robert I. Lipp

Marjorie Magner

Sir Mark Moody-Stuart

Blythe J. McGarvie

Wulf von Schimmelmann

(b)	Charles H. Giancarlo, Blythe J. McGarvie and Sir Mark Moody-Stuart are designated as class I Directors; Dina Dublon, William D. Green, Nobuyuki Idei and Marjorie Magner, are designated as a class II Directors and Dennis F. Hightower, William L. Kimsey, Robert I. Lipp, and Wulf von Schimmelmann are designated as class III Directors for the purposes of these articles. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in article 83. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.

(c)	Upon the resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising and shall, for the purposes of these articles, constitute a member of the class of Directors represented by the person that he replaces.

83. (a)	Each class I Director shall (unless his office is vacated in accordance with these articles) serve initially until the conclusion of the annual general meeting of the Company held in the calendar year 2011 and subsequently shall (unless his office is vacated in accordance with these articles) serve for three-year terms, each concluding at the third annual general meeting after the class I Directors together were last appointed or re-appointed.

(b)	Each class II Director shall (unless his office is vacated in accordance with these articles) serve initially until the conclusion of the annual general meeting of the Company held in the calendar year 2012 and subsequently shall (unless his office is vacated in accordance with these articles) serve for three-year terms, each concluding at the third annual general meeting after the class II Directors together were last appointed or re-appointed.

(c)	Each class III Director shall (unless his office is vacated in accordance with these articles) serve initially until the conclusion of the annual general meeting of the Company held in the calendar year 2010 and subsequently shall (unless his office is vacated in accordance with these articles) serve for three-year terms, each concluding at the third annual general meeting after the class III Directors were last appointed or re-appointed.

(d)	Any Director retiring at an annual general meeting will be eligible for re-appointment and will retain office until the close of the meeting at which he retires or (if earlier) until a resolution is passed at that meeting not to fill the vacancy or the resolution to re-appoint him is put to a vote at the meeting and is lost.

(e)	If the Company, at the meeting at which a Director (of any class) retires by rotation or otherwise, does not fill the vacancy, the retiring Director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost.

84. (a)	No person shall be appointed a Director, unless:

(i)	subject to the Companies Acts, in the case of an annual or extraordinary general meeting, such person is recommended by the Board;

(ii)

in the case of an annual general meeting, not less than 120 nor more than 150 days before the date of the Company’s notice of an annual general meeting released to Shareholders in connection with the following annual general meeting notice executed by a Shareholder (not being the person to be proposed) has been received by the Secretary of the Company of the intention to propose such person for appointment, setting forth as to each person whom the Shareholder proposes to nominate for election or re-election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class, series and number of shares of the Company which are beneficially owned by such person, (iv) particulars which would, if he were so appointed, be required to be included in the Company’s register of Directors and Secretary and (v) all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934 of the United States of America (as amended), together with notice executed by such person of his willingness to serve as a Director if so elected; provided, however, that no Shareholder shall be entitled to propose any person to be appointed, elected or re-elected Director at any extraordinary general meeting.

(b)	A Director need not be a Shareholder. Except as otherwise required by the Companies Acts or to the extent appointed by the Board in accordance with the articles, the appointment of any person proposed as a Director shall be effected by a separate Ordinary Resolution voted on at a general meeting as provided in these articles.

(c)	All Directors (other than the Directors referred to in article 82(a)), upon election or appointment (but not on re-appointment), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within 30 days of their appointment.

85.	The number of Directors from time to time shall be not less than 8 nor more than 15.

86.	The Company may from time to time by Ordinary Resolution increase or reduce the minimum or maximum number of Directors.

87.	Subject to article 83(e), the Directors shall be individuals appointed as follows:

(a)	the Company by Ordinary Resolution at the annual general meeting in each year or at any extraordinary general meeting called for the purpose may appoint any eligible person as a Director;

(b)	the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any persons as additional Directors (but so as not to exceed the maximum number of Directors permitted by these articles) and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 87;

(c)	so long as there remains in office a sufficient number of Directors to constitute a quorum of the Board in accordance with article 113(a), the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any person as a Director to fill any vacancy occurring in the Board and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 87.

(d)	Subject to article 82(c), the resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director.

(e)	A Director appointed by the Board under articles 87(b) or 87(c) will hold office only until the next following annual general meeting. If not re-appointed at that annual general meeting, the Director will vacate office at the end of that meeting. If re-appointed at that annual general meeting, the Director will subsequently hold office until required to retire by rotation under articles 83(a), 83(b), 83(c) as relevant.

(f)	Directors are not entitled to appoint alternate directors.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

88.	The office of a Director shall be vacated:

(a)	if he resigns his office, on the date on which notice of his resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

(b)	on his being prohibited by law from being a Director;

(c)	on his ceasing to be a Director by virtue of any provision of the Companies Acts; or

(d)	he is requested to resign in writing by not less than three quarters of the other Directors.

89.	The Company may, by Ordinary Resolution, of which extended notice has been given in accordance with section 142 of the 1963 Act, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

DIRECTORS’ REMUNERATION AND EXPENSES

90.	Each Director (other than a Director who is also an employee of a Group Company) shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Directors who are also employees of a Group Company will not be paid any such fees by the Company in addition to their remuneration as an employee. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director, including (but without limitation) his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

91.	The Board may from time to time determine that, subject to the requirements of the Companies Acts, all or part of any fees or other remuneration payable to any non-employee Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

DIRECTORS’ INTERESTS

92.	A Director may hold any other office or place of profit with the Company (except that of auditor) in addition to his office of Director for such period and upon such terms as the Board may determine and may be paid such extra remuneration for so doing (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, in addition to any remuneration or other amounts payable to a Director pursuant to any other article.

93.	A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

94. (a)	Subject to the Companies Acts, a Director notwithstanding his office (i) may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested and (ii) may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any company or other person promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company or other person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise of votes in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company or person or voting or providing for the payment of remuneration to any such Directors as the directors or officers of such other company or person.

(b)	A Director who is in any way, whether directly or indirectly, to his knowledge interested in a contract or proposed contract with the Company or any other Group Company shall declare the nature of his interest at the first opportunity at a meeting of the Board at which the question of entering into the contract is first taken into consideration, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested in accordance with section 194 of the 1963 Act.

(c)	Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors or Secretary by a Director declaring that he has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

(d)	A copy of every declaration made and notice given under this article shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, Auditor or Shareholder of the Company at the Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

(e)	So long as, where it is necessary, he declares the nature of his interest in accordance with article 94(b), a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these articles allow him to be appointed or from any transaction or arrangement in which these articles allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

POWERS OF THE BOARD

95.	Subject to the provisions of the Companies Acts and these articles, the Board shall manage the business and affairs of the Company and may exercise all the powers of the Company as are not required by the Companies Acts or by these articles to be exercised by the Company in general meeting. No alteration of these articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this article shall not be limited by any special power given to the Board by these articles and, except as otherwise expressly provided in these articles, a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board. So long as the Director acts honestly and in good faith with a view to the best interests of the Company in taking any action, including action that may involve or relate to a change or potential change in the control of the Company, a Director may consider, among other things, both the long-term interests of the Company and its Shareholders and the effects that the Company’s actions may have in the short term or long term upon any one or more of the following matters:

(a)	the prospects for potential growth, development, productivity and profitability of the Company;

(b)	the employees, including “partner” level employees, of the Company and its subsidiaries;

(c)	the retired former partners and “partner” level employees of the Accenture group of businesses (as constituted prior to the adoption of these articles);

(d)	the customers and creditors of the Company and its subsidiaries;

(e)	the ability of the Company and its subsidiaries to contribute to the communities in which they do business, and

(f)	such other additional factors as a Director may consider appropriate in such circumstances.

Nothing in this article 101 shall create any duty owed by any Director to any person or entity to consider, or afford any particular weight to, any of the foregoing matters or to limit his consideration to the foregoing matters. No such employee, retired former partner of Accenture, former employee, beneficiary, customer, creditor or community or member thereof shall have any rights against any Director under this article 101.

96.	The Board may exercise all the powers of the Company to borrow or raise money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and, subject to Part III of the Companies (Amendment) Act 1983, to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other person.

97.	The Company may exercise the powers conferred by section 41 of the 1963 Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

98.	All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time determine.

99.	The Board may (subject to article 90) exercise all the powers of the Company to grant or procure the grant or provision of benefits, including pensions, annuities or other allowances, to or for any person, including any Director or former Director, who has held any executive office or employment with, or whose services have directly or indirectly been of benefit to, the Company or any company which is or has been a subsidiary of the Company or otherwise associated with any of them or a predecessor in business of the Company or of any such other company, and to or for any relation or dependant of any such person, and to contribute to any fund and pay premiums for the purchase or provision of any such benefit, or for the insurance of any such person.

100.	The Board may from time to time appoint one or more of its body to hold any executive office with the Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may (subject to article 92) determine.

DELEGATION OF THE BOARD’S POWERS

101.	The Board may by power of attorney or otherwise (including by a duly passed resolution) appoint any person, whether nominated directly or indirectly by the Board, to be the attorney or agent of the Company and may delegate to such person any of the Board’s powers, authorities and discretions (with power to sub-delegate) for such period and subject to such conditions as it may think fit. The Board may revoke or vary any such appointment or delegation, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any such revocation or variation. Any such power of attorney or resolution or other document may contain such provisions for the protection and convenience of persons dealing with any such attorney or agent as the Board may think fit.

102.	The Board may entrust to and confer upon any executive any of its powers, authorities and discretions (with power to sub-delegate) on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary all or any of such powers, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation.

103. (a)	The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee, consisting of such person or persons (whether Directors or not) as it thinks fit. The Board may make any such delegation on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary such delegation, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board. The power to delegate to a committee extends to all the powers, authorities and discretions of the Board generally (including, but without limitation, those conferred by article 96) and shall not be limited by the fact that in certain provisions of these articles, but not in others, express reference is made to a committee or to particular powers, authorities or discretions being exercised by the Board or by a committee of the Board.

(b)	The meetings and proceedings of any committee of the Board consisting of two or more members shall be governed by the provisions contained in these articles for regulating the meetings and proceedings of the Board so far as they are capable of applying and are not superseded by any regulations imposed by the Board except that, unless otherwise determined by the Board, the quorum necessary for the transaction of business at any committee meeting shall be two members.

PROCEEDINGS OF THE BOARD

104.	The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Except where a greater majority is required by these articles, questions arising at any meeting shall be determined by a majority of the votes cast. In the case of an equality of votes the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

105.	A meeting of the Board may at any time be summoned by the Chairman or, if there is no Chairman, by the chief executive officer, if he is a Director. The Secretary shall also summon a meeting of the Board on the requisition of any two or more of the Directors for the time being in office.

106.	Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent to him by post, facsimile or other electronic means at his last known address or any other address given by him to the Company for this purpose. A Director may waive notice of any meeting either prospectively or retroactively or at the meeting in question.

107. (a)	The quorum necessary for the transaction of business at any meeting of the Board shall be two Directors or a majority of the Directors then in office, whichever is the higher number, but in determining the majority of the Directors then in office for the purpose of ascertaining a quorum for the transaction of any particular business at a meeting there shall be disregarded any Director who is not permitted to vote on that business.

(b)	A Director shall not vote (or be counted in the quorum at a meeting) in respect of any resolution concerning his own appointment (including fixing or varying its terms), or the termination of his own appointment, as the holder of any office or place of profit with the Company or any other company in which the Company is interested but, where proposals are under consideration concerning the appointment (including fixing or varying its terms), or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any other company in which the Company is interested, those proposals may be divided and a separate resolution be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution unless it concerns his own appointment or the termination of his own appointment.

(c)	Subject to article 107(c), a Director who has in accordance with article 94(b) disclosed his interest in a contract or arrangement with the Company, or in which the Company is otherwise interested, may vote (and be counted in the quorum at any meeting) in respect of any resolution concerning such contract or arrangement.

(d)	If any question arises at any meeting as to the entitlement of any Director (including the chairman of the meeting) to vote and the question is not resolved by his voluntarily agreeing to abstain from voting, the question shall be referred to the decision of a vote of the other Directors present at the meeting (for which purpose the interested Director shall be counted in the quorum but shall not vote on the matter) and their ruling in relation to the Director concerned shall be final and conclusive except in a case where the nature or extent of the interest of the Director concerned, so far as known to him, has not been fairly disclosed.

(e)	The Company may by Ordinary Resolution suspend or relax the provisions of this article 107 to any extent or ratify any transaction not duly authorised by reason of a contravention of it.

108.	So long as at least eight Directors remain in office, the continuing Directors may act notwithstanding any vacancy in the Board, but, if less than eight Directors remain in office, the continuing Director or Directors may act only for the purposes of calling a general meeting for such purposes as he or they think fit and of nominating a person or persons for appointment to the Board.

109.	The chairman of the Board or, in his absence, any Director holding the office of president shall preside as chairman at every meeting of the Board. If there is no such chairman or president, or if at any meeting the chairman or the president is not present within 5 minutes after the time appointed for holding the meeting or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

110.	A resolution in writing signed or approved by all the Directors shall be as valid and effectual as a resolution passed at a meeting of the Board duly called and constituted. Such a resolution may be contained in one document or in several documents in like form each signed or approved by one or more of the Directors.

111.	A meeting of the Board may be held by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting will be deemed to take place where the largest group of those participating in the meeting are physically present together or, if there is no such group, where the chairman of the meeting then is.

112.	All acts done in good faith by the Board or by any committee or by any person acting as a Director or member of a committee or any person authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

113. (a)	The Company shall have either a chairman and a deputy chairman or a president and vice-president, as the Board may from time to time determine, who shall be Directors and shall be elected by the Board. A person appointed to any such office shall vacate that office if he vacates his office as a Director (otherwise than by retirement at a general meeting of the Company at which he is re-appointed).

(b)	The Company may have such other officers in addition to the Directors and the Secretary, as the Board may from time to time determine. Without limiting the foregoing, such other officers may include a chairman and deputy chairman (if a president and vice-president are appointed under article 113(a)) or a president and one or more vice-presidents (if a chairman and deputy chairman are appointed under article 113(a)), to the extent that such offices are not filled pursuant to article 113(a). A person appointed to any such other office need not be a Director and the same person may hold more than one office.

(c)	Any person elected or appointed pursuant to this article 113 shall hold office for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of a majority of the Directors then in office. Any such revocation or variation shall be without prejudice to any claim for damages that such officer may have against the Company or the Company may have against such officer for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office becomes vacant for any reason, the vacancy may be filled by the Board.

(d)	Except as provided in the Companies Acts or these articles, the powers and duties of any officer elected or appointed pursuant to this article 113 shall be such as are determined from time to time by the Board.

MINUTES

114. (a)	The Board shall cause minutes to be made and books kept for the purpose of recording all the proceedings at meetings of the Board and of any committee of the Board and at general meetings of the Company and of any class of Shareholders of the Company.

(b)	The minutes of general meetings of the Company and of any class of Shareholders of the Company (but not minutes of meetings of the Board or any committee of it) shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

SECRETARY

115.	The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

116.	The duties of the Secretary shall be those prescribed by the Companies Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Shareholders and the Board of the Company, and committees, and the authentication of records of the Company.

117.	A provision of the Companies Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

118. (a)	The Seal shall consist of a circular metal device with the name of the Company around its outer margin and the details of its registration across its centre. The Company may also have for use in any territory outside Ireland one or more additional Seals, each of which shall be a duplicate of the Seal except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities”.

(b)	The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee of the Board. Subject to the Companies Acts and except as provided in article 21, any instrument to which a Seal is affixed may be signed by any person who has been authorised by the Board either generally or specifically to attest to the use of a Seal.

DIVIDENDS AND OTHER PAYMENTS

119. (a)	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

(b)	The Directors may from time to time declare and pay such interim dividends to the Shareholders as appear to the Directors to be justified by the profits of the Company.

120.	Except insofar as the rights attaching to, or the terms of issue of, any shares otherwise provide:

(a)	all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of a call may be treated for the purpose of this article 126 as paid up on the share; and

(b)	dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

121.	The Board may deduct from any dividend or other moneys payable to a Shareholder (either alone or jointly with another) by the Company on or in respect of any shares all sums of money (if any) due from him (either alone or jointly with another) to the Company on account of calls or otherwise in respect of shares of the Company.

122.	No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company, unless the terms of issue of that share otherwise expressly provide.

123. (a)	Any dividend or other sum payable in cash to the holder of a share may be paid by cheque, warrant or other means approved by the Board and, in the case of a cheque or warrant, may be sent through the post addressed to the holder at his address in the Register (or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the share at his registered address as appearing in the Register) or addressed to such person at such address as the holder or joint holders may in writing direct.

(b)	Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of one or more of the holders and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

(c)	In addition, any dividend or other sum payable to the holder of a share may be paid by a bank or other funds transfer system or by such other means as may be approved by the Board and to or through such person as the holder or joint holders may direct in writing, and the Company shall have no responsibility for any sums lost or delayed in the course of any such transfer or when it has acted on any such direction.

(d)	Any one of two or more joint holders may give an effectual receipt for any dividend or other moneys payable or property distributable in respect of the shares held by such joint holders.

124. (a)	If (i) a payment for a dividend or other sum payable in respect of a share sent by the Company to the person entitled to it in accordance with these articles is left uncashed or is returned to the Company and, after reasonable enquiries, the Company is unable to establish any new address or, with respect to a payment to be made by a funds transfer system, a new account, for that person or (ii) such a payment is left uncashed or returned to the Company on two consecutive occasions, the Company shall not be obliged to send any dividends or other sums payable in respect of that share to that person until he notifies the Company of an address or, where the payment is to be made by a funds transfer system, details of the account, to be used for the purpose.

(b)	Any dividend or other distribution in respect of a share which is unclaimed for a period of 6 years from the date on which it became payable shall be forfeited and shall revert to the Company. The payment by the Company of any unclaimed dividend or other distribution payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it.

125.	The Board may direct payment or satisfaction of any dividend or other distribution wholly or in part by the distribution of specific assets and, in particular, of fully or partly paid up shares or debentures of any other company; and, where any difficulty arises in regard to such dividend or distribution, the Board may settle it as it thinks expedient, and in particular may authorise any person to sell and transfer any fractions, or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets, and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution, and may vest any such specific assets in trustees as may seem expedient to the Board.

RESERVES

126.	The Board may, before declaring any dividend or other distribution, set aside out of the profits of the Company such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such manner as the Board lawfully determines. The Board may also without placing the same to reserves carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF RESERVES

127. (a)	The Board may, at any time and from time to time, resolve that it is desirable to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled to it if distributed by way of dividend and in the same proportions, on the footing that the same is not paid in cash but is applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted, distributed and credited as fully-paid amongst such Shareholders, or partly in one way and partly in the other; provided that, for the purpose of this article, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully-paid and provided further than any sum standing to the credit of a share premium account may only be applied in crediting as fully-paid shares of the same class as that from which the relevant share premium was derived.

(b)	Where any difficulty arises in regard to any distribution under this article 133, the Board may settle the same as it thinks expedient and, in particular, may make such provisions as it thinks fit in the case of securities becoming distributable in fractions (including provision for the whole or part of the benefit of fractional entitlements to accrue to the Company) and may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in lieu of any fractional entitlements, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect to it, and such appointment shall be effective and binding upon the Shareholders.

128. (a)	Whenever the Board decides to make a capitalisation issue of shares under article 133 it may, subject to the rights attached to any particular class of shares, also decide to offer any Shareholder the right to elect to forego his entitlement to receive additional shares under such capitalisation issue (or such part of his entitlement as the Board may determine) and to receive instead a payment in cash (a “cash option”) in accordance with the following provisions of this article 134.

(b)	The amount payable under and all other terms of the cash option shall be decided by the Board, which may fix a limit on the extent to which an election for the cash option shall be effective

(whether by reference to a part of any Shareholder’s total entitlement to additional shares or to the total number of additional shares in respect of which all such elections may be made on any occasion).

(c)	The Board shall give notice to the Shareholders of their rights of election in respect of the cash option and shall specify the procedure to be followed in order to make an election.

(d)	Payments to those Shareholders who elect to receive cash instead of their entitlement to further shares under such a capitalisation issue (“cash electors”) may be made either (i) out of profits or reserves of the Company available for the payment of dividends or (ii) out of the net proceeds of sale of the shares to which the cash electors would have been entitled under such capitalisation issue but for their election to receive cash, or partly in one way and partly in the other, as the Board determines. To the extent that the Board determines that payment is to be made as in (ii) above, the Board shall be entitled to sell the additional shares to which the cash electors would have been entitled, to appoint some person to transfer those shares to the purchaser (who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale). The net proceeds of sale shall be applied in or towards payment of the amounts due to cash electors in respect of their cash entitlement and, to the extent that they exceed that entitlement, may be retained by the Company for its benefit.

(e)	The Board may decide that Shareholders resident in territories where, in the opinion of the Board, compliance with local laws or regulations would be unduly onerous if those Shareholders were to receive additional shares, shall be deemed to have exercised rights of election to receive cash.

(f)	The Board may determine that any sums due in respect of a cash option to all or some of those Shareholders whose registered addresses are in a particular territory shall be paid in a currency or currencies other than US dollars and, if it does so, the Board may fix or otherwise determine the basis of conversion into the other currency or currencies and payment of that converted amount in that currency shall be in full satisfaction of the entitlement to such sum.

129. (a)	The Board may, subject to the rights attached to any particular class of shares, offer any Shareholder the right to elect to receive further shares, credited as fully paid, instead of cash in respect of all (or some part) of any dividend (a “scrip dividend”) in accordance with the following provisions of this article 135.

(b)	The basis of allotment of the further shares shall be decided by the Board so that, as nearly as may be considered convenient, the value of the further shares, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid. For these purposes the value of the further shares shall be calculated in such manner as may be determined by the Board, but the value shall not in any event be less than the nominal value of a share.

(c)	The Board shall give notice to the Shareholders of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

(d)	The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further shares shall be allotted in accordance with elections duly made and the Board shall capitalise a sum equal to not less than the aggregate nominal value of, nor more than the aggregate “value” (as determined under article 135(b)) of, the shares to be allotted, as the Board may determine out of such sums available for the purpose as the Board may consider appropriate.

(e)	The Board may decide that the right to elect for any scrip dividend shall not be made available to Shareholders resident in any territory where, in the opinion of the Board, compliance by the Company with local laws or regulations would be unduly onerous.

(f)	The Board may do all acts and things considered necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any shares in accordance with the provisions of this article 135, and may make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the Shareholders concerned.

(g)	The Board may from time to time establish or vary a procedure for election mandates, under which a holder of shares may, in respect of any future dividends for which a right of election pursuant to this article 135 is offered, elect to receive further shares in lieu of such dividend on the terms of such mandate.

RECORD DATES

130. (a)	Notwithstanding any other provision of these articles, the Company by Ordinary Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings of the Company or of any class of Shareholders or other documents. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice or other document is dispatched.

(b)	In relation to any general meeting of the Company or of any class of Shareholders or to any adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a “record date”) which is not more than 60 days before the date fixed for the meeting (the “meeting date”) and, notwithstanding any provisions in these articles to the contrary, in any such case:

(i)	each person entered in the Register at the record date as a Shareholder, or a Shareholder of the relevant class, (a “record date holder”) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in relation to that meeting in respect of the shares, or the shares of the relevant class, registered in his name at the record date; and

(ii)	accordingly, a holder of relevant shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant shares at that meeting.

ACCOUNTING RECORDS

131.	The Directors shall cause to be kept proper books of account, as required by the Companies Acts whether in the form of documents, electronic form or otherwise, that:

(a)	correctly record and explain the transactions of the Company;

(b)	will at any time enable the financial position of the Company to be determined with reasonable accuracy;

(c)	will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Companies Acts; and

(d)	will enable the accounts of the Company to be readily and properly audited.

132.

The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit; provided that, if the records of account are kept at some place outside Ireland, there shall be kept at an office of the Company in Ireland such records as are required by the Companies Acts to be so kept.

The records of account shall at all times be open to inspection by the Directors. No Shareholder shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Ordinary Resolution.

133.	The Board shall procure that financial statements of the Company are prepared and audited in respect of each year or other period from time to time fixed by the Board and that those financial statements, profit and loss accounts, balance sheets, group accounts and reports as are required by the Companies Acts are made available to Shareholders and laid before the Company in general meeting in accordance with the requirements of the Companies Acts.

134.	A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

AUDITORS

135.	Auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

UNTRACED SHAREHOLDERS

136.	The Company shall be entitled to sell at the best price reasonably obtainable at the time of sale the shares of a Shareholder or the shares to which a person is entitled by transmission if and provided that:

(a)	during a period of 6 years no dividend in respect of those shares has been claimed and at least 3 cash dividends have become payable on the shares in question;

(b)	on or after expiry of that period of 6 years the Company has inserted an advertisement in a newspaper circulating in the area of the last-registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these articles and in a national newspaper published in the relevant country, giving notice of its intention to sell such shares;

(c)	during that period of 6 years and the period of 3 months following the publication of such advertisement the Company has not received any communication from such Shareholder or person entitled by transmission; and

(d)	if so required by the rules of any securities exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company’s intention to make such sale.

(e)	the Company’s power of sale shall extend to any share which, on or before the date or first date on which any such advertisement appears, is issued in right of a share to which article 137(a) applies.

(f)

to give effect to any such sale the Board may authorise some person to transfer the shares to the purchaser who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or person entitled by transmission for an amount equal to such proceeds and shall enter the name of such former Shareholder or person entitled by transmission in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board may from time to time think fit.

SERVICE OF NOTICES AND OTHER DOCUMENTS

137.	Any notice or other document (except for share certificates, which may only be delivered under paragraphs (a) to (c) of this article) may be sent to, served on or delivered to any Shareholder by the Company by any of the following means:

(a)	personally;

(b)	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to the Shareholder at his address as appearing in the Register;

(c)	by sending it by courier to or leaving it at the Shareholder’s address appearing in the Register;

(d)	subject to each Shareholders’ individual consent to electronic communications being sent to them by the Company, by, where applicable, sending it by email or other electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or

(e)	by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs (a) to (d) of this article.

138.	Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company:

(a)	if sent by personal delivery, at the time of delivery;

(b)	if sent by post, 48 hours after it was put in the post;

(c)	if sent by courier, 24 hours after sending;

(d)	if sent by email or other electronic means, 12 hours after sending; or

(e)	if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder,

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, or, as the case may be, published on a website in accordance with and the provisions of these articles, or sent by courier, email or by other electronic means, as the case may be, in accordance with these articles. Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these articles, by virtue of its holding or its acquisition and holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

139.

Any requirement in these articles for the consent of a Shareholder in regard to the receipt of such Shareholder of electronic mail or other means of electronic communications approved by the Board, including the receipt of the Company’s audited accounts and the Directors’ and Auditor’s reports thereon shall be deemed to have been satisfied where the Company has written to the Shareholder informing him of its intention to use electronic communication for such purposes and the Shareholder has not within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Shareholder has given, or is deemed to have given, his consent to the receipt of such Shareholder of electronic mail or other means of electronic communications approved by the Board, he may revoke such consent at any time by requesting the Company to communicate with him in documented form; provided however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

140.	If at any time, by reason of the suspension or curtailment of postal services within Ireland or any other territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one national newspaper published in the territory concerned and such notice shall be deemed to have been duly served on each person entitled to receive it in that territory on the day, or on the first day, on which the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least five clear days before the meeting the posting of notices to addresses throughout that territory again becomes practicable.

141.	In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

142.	In the case of a person entitled by transmission to a share, any notice or other document shall be served on or delivered to him as if he were the holder of that share and his address noted in the Register were his registered address. In any other case, any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these articles shall, notwithstanding that the Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Shareholder as sole or joint holder.

DESTRUCTION OF DOCUMENTS

143. (a)	The Board may authorise or arrange the destruction of documents held by the Company as follows:

(i)	at any time after the expiration of six years from the date of registration, all instruments of transfer of shares and all other documents transferring or purporting to transfer shares or representing or purporting to represent the right to be registered as the holder of shares on the faith of which entries have been made in the Register;

(ii)	at any time after the expiration of one year from the date of cancellation, all registered share certificates which have been cancelled;

(iii)	at any time after the expiration of two years from the date of recording them, all dividend mandates and notifications of change of address;

(iv)	at any time after the expiration of one year from the date of actual payment, all paid dividend warrants and cheques;

(v)	at any time after the expiration of one year from the general meeting at which it last could be used, any form of proxy.

(b)	It shall conclusively be presumed in favour of the Company that:

(i)	every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made;

(ii)	every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

(iii)	every share certificate so destroyed was a valid certificate duly and properly cancelled;

(iv)	every other document mentioned in article 143(a) above so destroyed was a valid and effective document in accordance with the particulars of it recorded in the books and records of the Company; and

(v)	every paid dividend warrant and cheque so destroyed was duly paid.

(c)	The provisions of article 143(b) shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant.

(d)	Nothing in this article 143 shall be construed as imposing on the Company or the Board any liability in respect of the destruction of any document earlier than as stated in article 143(a) above or in any other circumstances in which liability would not attach to the Company or the Board in the absence of this article 143.

(e)	References in this article 143 to the destruction of any document include references to its disposal in any manner.

WINDING UP

144.	If the Company is wound up, the liquidator may, subject to any sanction required under applicable law:

(a)	divide among the Shareholders in cash or in kind the whole or any part of the assets of the Company (whether they consist of property of the same kind or not) and for such purposes set such value as he deems fair on any property to be so divided and determine how such division shall be carried out as between the Shareholders or different classes of Shareholders; and

(b)	vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

145.	If the Company shall be wound up and the assets available for distribution among the Shareholders as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Shareholders in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively.

146.	In case of a sale by the liquidator under Section 260 of the 1963 Act, the liquidator may by the contract of sale agree so as to bind all the Shareholders for the allotment to the Shareholders direct of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Shareholders conferred by the said section.

147.	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

INDEMNIFICATION

148. (a)	Subject always to article 148 (c), 148 (d) and 148 (e), every Indemnified Person shall be indemnified out of the funds of the Company against all liabilities, losses, damages or expenses (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all legal and other costs and expenses properly payable) arising out of the actual or purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office (including but not limited to liabilities attaching him and losses arising by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company or any subsidiary of the Company).

(b)	The Board shall have power to purchase and maintain insurances for the benefit of any persons who are or were at any time Indemnified Persons or employees of the Company, or any other company which is its holding company or of any other company which is a subsidiary of the Company or such holding company or in which the Company or such holding company has any direct or indirect interest, including (without limitation) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported performance of their duties or powers or offices in relation to the Company or such other company.

(c)	The provisions for indemnity contained in these articles shall have effect to the fullest extent permitted by law, but shall not extend to any matter which would render it void pursuant to the Companies Acts.

(d)	To the extent that any person is entitled to claim an indemnity pursuant to these articles in respect of an amount paid or discharged by him, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment (including advance payments of fees or other costs) or effecting such discharge.

(e)	The rights to indemnification and reimbursement of expenses provided by these articles are in addition to any other rights to which a person may be entitled.

(f)	In this article 148, (i) the term “Indemnified Person” means a Director, Secretary or other person appointed pursuant to article 113, a member of a committee constituted under article 103, and any person acting as an office holder or committee member in the reasonable belief that he has been so appointed or elected, notwithstanding any defect in such appointment or election, and (ii) where the context so admits, references to an Indemnified Person include the estate and personal representatives of a deceased Indemnified Person or any such other person, but does not include the office of auditor of the Company.

ALTERATION OF ARTICLES

149.	Subject to clause 6 of the memorandum of association, the Company may by Special Resolution amend or alter these articles of association.

Annex C

Relevant Territories

1. Australia	24. Korea	47. United Kingdom
2. Austria	25. Latvia	48. United States
3. Belgium	26. Lithuania	49. Vietnam
4. Bulgaria	27. Luxembourg	50. Zambia
5. Canada	28. Macedonia
6. Chile	29. Malaysia
7. China	30. Malta
8. Croatia	31. Mexico
9. Cyprus	32. Netherlands
10. Czech Republic	33. New Zealand
11. Denmark	34. Norway
12. Estonia	35. Pakistan
13. Finland	36. Poland
14. France	37. Portugal
15. Georgia	38. Romania
16. Germany	39. Russia
17. Greece	40. Slovak Republic
18. Hungary	41. Slovenia
19. Iceland	42. South Africa
20. India	43. Spain
21. Israel	44. Sweden
22. Italy	45. Switzerland
23. Japan	46. The Republic of Turkey

C-1

Annex D

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. 172

IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

AND IN THE MATTER OF ACCENTURE LTD

ORDER FOR DIRECTIONS

UPON READING the Originating Summons filed relating to the proposed Scheme of Arrangement (the “Scheme”) between Accenture Ltd and the Scheme Shareholders.

AND UPON HEARING Counsel for Accenture Ltd (the “Company”).

AND UPON READING the First Affidavit of Douglas G. Scrivner, general counsel and secretary of the Company, made on 10 June 2009 and its exhibits.

IT IS ORDERED as follows:

1.	The Company shall convene a class meeting (the “Class A Scheme Meeting”) of the Class A Common Shareholders of the Company as at the Record Date, the Class A Scheme Meeting to be held at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, at such time and date within three months from the date of this Order as may be determined pursuant to resolutions of the board of directors of the Company or a duly authorised committee of the board, for the purpose of considering, and if thought fit, approving (with or without modification) the scheme of arrangement (the “Scheme”), insofar as it relates to the Class A Common Shareholders.

2.	The Company shall convene a class meeting (the “Class X Scheme Meeting”) of the Class X Common Shareholders of the Company as at the Record Date, the Class X Scheme Meeting to be held at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, at such time and date within three months from the date of this Order as may be determined pursuant to resolutions of the board of directors of the Company or a duly authorised committee of the board, for the purpose of considering, and if thought fit, approving (with or without modification) the Scheme, insofar as it relates to the Class X Common Shareholders.

3.	This Honourable Court appoints William D. Green, being chairman of the board of directors and chief executive officer of the Company, or failing him, Douglas G. Scrivner, general counsel and secretary of the Company, or failing him, any other officer of the Company present at the meeting to act as chairman of each of the Class A Scheme Meeting and the Class X Scheme Meeting (together, the “Scheme Meetings”).

4.	The Class A Scheme Meeting may be adjourned to a later date by simple majority vote of the Class A Common Shareholders present in person or by proxy and voting on the proposal to solicit additional votes if there are insufficient proxies to approve the Scheme, or alternatively at the discretion of the Chairman, provided that notice of the date and time of the holding of any adjourned meeting is given to the Class A Common Shareholders as set out below.

5.	The Class X Scheme Meeting may be adjourned to a later date by simple majority vote of the Class X Common Shareholders present in person or by proxy and voting on the proposal to solicit additional votes if there are insufficient proxies to approve the Scheme, or alternatively at the discretion of the Chairman, provided that notice of the date and time of the holding of any adjourned meeting be given to shareholders as set out below.

6.	The Petition is set down to be heard on 14 August 2009 at 9:30 a.m.

AND IT IS DIRECTED that:

7.	At least 21 days before the day appointed for the Class A Scheme Meeting a notice convening the Class A Scheme Meeting and advertising the date of the hearing of the Petition in the form or substantially in the form of the notice produced to the Court shall be inserted once each in The Royal Gazette or The Bermuda Sun and the US and international editions of The Wall Street Journal.

8.	At least 21 days before the day appointed for the Class X Scheme Meeting a notice convening the Class X Scheme Meeting and advertising the date of the hearing of the Petition in the form or substantially in the form of the notice produced to the Court shall be inserted once each in The Royal Gazette or The Bermuda Sun and the US and international editions of The Wall Street Journal.

9.	At least 21 days before the day appointed for the Scheme Meetings, notices convening the same and enclosing:

9.1	a copy of the Scheme and a copy of the proxy statement as required pursuant to section 100 of the Companies Act 1981, in the form or substantially in the form of the document produced to the Court; and

9.2	a form of proxy for use at the Class A Scheme Meeting and the Class X Scheme Meeting in the form or substantially in the form produced to the Court,

(1)    shall be sent by personal delivery, courier or pre-paid post addressed to each of the shareholders holding such shares at the address shown on the register of members of the Company as at the Record Date, or by email or other electronic means to an address or number supplied by such shareholder, and (2) be available at the registered office of the Company, and by filing the proxy statement on Schedule 14A with the United States Securities and Exchange Commission, provided that (i) the accidental omission to serve any shareholder with notice of either of the Scheme Meetings, or the non-receipt by any shareholder of notice of the Scheme Meetings shall not invalidate the proceedings at either of the Scheme Meetings and (ii) notwithstanding any of the above it shall be sufficient to prove that, in the case of delivery by courier, such documents are delivered to a courier and in envelopes addressed to the person or persons concerned at their addresses respectively.

10.	Two or more shareholders present in person or by proxy, and having the right to attend and vote and holding shares representing more than 50 per cent. of the votes that may be cast by all Class A Common Shareholders at the Record Date, shall constitute a quorum for the conduct of business at the Class A Scheme Meeting.

11.	Two or more shareholders present in person or by proxy, and having the right to attend and vote and holding shares representing more than 50 per cent. of the votes that may be cast by all Class X Common Shareholders at the Record Date, shall constitute a quorum for the conduct of business at the Class X Scheme Meeting.

12.	At each of the Scheme Meetings (subject to the limitations set out in the form of proxy relating to proxy appointments), any shareholder (other than the Company) will be able to vote any number of such shareholder’s shares “for” the Scheme, to vote any number of such shareholder’s shares “against” the Scheme, and to abstain from voting any number of such shareholder’s shares. In the cases of banks, brokers, and other nominees who hold shares in their name on behalf of others, the vote(s) (or abstention(s)) represent the instruction to the bank, broker or nominee from the underlying beneficiary(ies) or investor(s). If a shareholder elects to vote a portion of such shareholder’s shares in favor of the Scheme, and a portion against the Scheme, then, subject to any reasonable objections that may be raised, that shareholder will, for the purpose of the “majority in number” count, be counted as one shareholder of the relevant class “for” the Scheme (as to the number of such shareholder’s shares being voted “for” the Scheme), and one shareholder of the relevant class “against” the Scheme (as to the number of such shareholder’s shares being voted “against” the Scheme).

13.	The form of proxy, which applies to each of the Scheme Meetings, in the form or substantially in the form produced to the Court and the provisions to be made permitting shareholders to appoint proxies, including by mail, telephone or electronically or otherwise, is approved for use at both of the Scheme Meetings.

14.	The chairman of each of Scheme Meetings is to be entitled to accept the warranty on the forms of proxy as to the authority of the signatory to cast the votes in question without further investigation.

15.	The chairman of each of the Scheme Meetings is to be at liberty to accept a faxed or electronic copy of a form of proxy, or proxy delivered by telephone or electronically, but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

16.	The Company is at liberty to set the Record Date for determining the holders of Scheme Shares entitled to receive notice of, and to vote at, each of the Scheme Meetings.

17.	In the case of a shareholder which is a corporation, the shareholder may by written instrument authorise such person as it thinks fit to act as its representative at any Scheme Meetings and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual. The chairman of each of the Scheme Meetings may accept such assurances as he thinks fit as to the right of any person to attend and vote at the Scheme Meetings on behalf of a shareholder which is a corporation.

18.	The chairman of each of the Scheme Meetings is to be at liberty to accept a form of proxy, notwithstanding that the form of proxy has not been completed in accordance with the instructions contained in it, provided that the chairman considers that the information contained in it is sufficient to establish the entitlement of the shareholder to vote. Should the form of proxy be returned duly signed but without a specific direction as to how the shareholder wishes to vote, the persons appointed as proxies will be authorised to vote or abstain at the proxies’ discretion.

19.	The chairman of each of the Scheme Meetings is to be at liberty to appoint inspectors or scrutineers to count and tally the votes cast at each of the Scheme Meetings.

20.	Within 30 days of the date of the Scheme Meetings (and in any event no later than the date set for the hearing of the Petition) the chairman of each of the Scheme Meetings shall report the result of each of the Scheme Meetings to the Court.

21.	Terms defined in the Scheme have the same meanings where used in this order.

DATED this 19th day of June, 2009

/S/ GEOFFREY R. BELL
Puisne Judge Geoffrey R. Bell

Annex E

Expected Timetable

Description	Proposed Date
Preliminary filing of Proxy Statement	May 26, 2009

Record Date for determining the Accenture Ltd Class A common shareholders and Class X common shareholders eligible to vote at the shareholder meetings	June 19, 2009

Proxy Statement and form of proxy first mailed to Accenture Ltd Class A common shareholders and Class X common shareholders	On or about June 26, 2009

Latest time for submitting forms of proxy:
via telephone or Internet	6:00 a.m., Eastern Time, on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup Global Markets Inc.)

via proxy card	5:00 p.m., Eastern Time, on August 4, 2009 (August 2, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup Global Markets Inc.)

Class A shareholder meeting	11:00 a.m., local time, on August 5, 2009

Class X shareholder meeting	11:15 a.m., local time, on August 5, 2009

Special general meeting of all shareholders	11:30 a.m., local time, on August 5, 2009

Court hearing to authorize the Scheme of Arrangement	August 14, 2009

Anticipated effective date of the Scheme of Arrangement	September 1, 2009

Anticipated time of the Transaction	9:00 a.m., Eastern Time, on September 1, 2009

E-1

Annex F

NOTICE OF SPECIAL COURT-ORDERED CLASS MEETING OF

CLASS A COMMON SHAREHOLDERS

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. 172

IN THE MATTER OF ACCENTURE LTD

AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

NOTICE OF CLASS MEETING OF ACCENTURE LTD

CLASS A COMMON SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the Class A common shareholders of Accenture Ltd:

Accenture Ltd, a company organized under the laws of Bermuda, will hold a special court-ordered class meeting of the holders of its Class A common shares at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, commencing at 11:00 a.m., local time, on August 5, 2009 to vote:

1.	to approve the Scheme of Arrangement attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”) insofar as it applies to the Class A common shareholders. If the Scheme of Arrangement is approved by both the Class A common shareholders and the Class X common shareholders and becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Accenture Ltd Class A common shares immediately before the Transaction is effected will receive Class A ordinary shares of an Irish company named Accenture plc on a one-for-one basis in exchange for their Accenture Ltd Class A common shares (or, in the case of fractional interests in Accenture Ltd Class A common shares held of record, cash for such fractional Class A common shares for fractional Accenture plc Class A ordinary shares); and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the Class A common shares represented by all properly executed proxies in their discretion.

The Board of Directors has set June 19, 2009 as the record date for this class meeting. This means that only those persons who were registered holders of Accenture Ltd Class A common shares at the close of business on that record date will be entitled to receive notice of the class meeting and to attend and vote at the meeting and any adjournments or postponements thereof. The accompanying proxy statement contains additional information on how to attend the meeting and vote your shares in person. To vote your shares, you will need the control number included on the proxy card accompanying this proxy statement.

The accompanying proxy statement and the accompanying proxy card are first being sent to Accenture Ltd Class A common shareholders on or about June 26, 2009. The information required by section 100 of the Companies Act of 1981 is comprised in the proxy statement.

The special court-ordered class meeting of Accenture Ltd Class A common shareholders is being held in accordance with an order of the Supreme Court of Bermuda issued on June 19, 2009, which Bermuda law required us to obtain prior to holding the meeting. If Accenture Ltd Class A common shareholders and Class X common shareholders approve the Scheme of Arrangement, we will make a subsequent application to the Supreme Court of Bermuda seeking authorization or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the hearing (the “Sanction Hearing”) to be held on August 14, 2009 at the Supreme Court in Hamilton, Bermuda. If you are an Accenture Ltd Class A common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the Sanction Hearing by any Accenture Ltd Class A common shareholder who holds shares through a broker.

Proof of ownership of Class A common shares, as well as a form of personal identification, must be presented in order to be admitted to the meeting.

If you hold Class A common shares in the name of a bank, broker or other holder of record and you plan to attend the special court-ordered class meeting of Accenture Ltd Class A common shareholders, you must present proof of your ownership of Class A common shares, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the meeting.

This notice is delivered together with the accompanying proxy statement.

By Order of the Board of Directors

DOUGLAS G. SCRIVNER

General Counsel and Secretary

Dated: June 24, 2009

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL COURT-ORDERED CLASS MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR CLASS A COMMON SHARES BY PHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 105 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 877-ACN-5659 (+1 877-226-5659) and outside the United States and Puerto Rico at +1 678-999-4566, by e-mail at investor.relations@accenture.com or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA and on the Investor Relations section of our website (http://investor.accenture.com). To ensure timely delivery of these documents, any request should be made by July 28, 2009. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in the accompanying proxy statement.

NOTICE OF SPECIAL COURT-ORDERED CLASS MEETING OF

CLASS X COMMON SHAREHOLDERS

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. 172

IN THE MATTER OF ACCENTURE LTD

AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

NOTICE OF CLASS MEETING OF ACCENTURE LTD

CLASS X COMMON SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the Class X common shareholders of Accenture Ltd:

Accenture Ltd, a company organized under the laws of Bermuda, will hold a special court-ordered class meeting of the holders of its Class X common shares at 1345 Avenue of the Americas, 6th Floor, New York, New York, 10105, USA, commencing at 11:15 a.m., local time (or, if later, immediately following the conclusion of the class meeting of the holders of the Class A common shares), on August 5, 2009 to vote:

1.	to approve the Scheme of Arrangement attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”) insofar as it applies to the Class X common shareholders. If the Scheme of Arrangement is approved by both the Class A common shareholders and the Class X common shareholders and becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Accenture Ltd Class X common shares immediately before the Transaction is effected will receive Class X ordinary shares of an Irish company named Accenture plc on a one-for-one basis in exchange for their Accenture Ltd Class X common shares; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the Class X common shares represented by all properly executed proxies in their discretion.

The Board of Directors has set June 19, 2009 as the record date for this class meeting. This means that only those persons who were registered holders of Accenture Ltd Class X common shares at the close of business on that record date will be entitled to receive notice of the class meeting and to attend and vote at the meeting and any adjournments or postponements thereof. The accompanying proxy statement contains additional information on how to attend the meeting and vote your shares in person. To vote your shares, you will need the control number included on the proxy card accompanying this proxy statement.

The accompanying proxy statement and the accompanying proxy card are first being sent to Accenture Ltd Class X common shareholders on or about June 26, 2009. The information required by section 100 of the Companies Act of 1981 is comprised in the proxy statement.

The special court-ordered class meeting of Accenture Ltd Class X common shareholders is being held in accordance with an order of the Supreme Court of Bermuda issued on June 19, 2009, which Bermuda law required us to obtain prior to holding the meeting. If Accenture Ltd Class A common shareholders and Class X common shareholders approve the Scheme of Arrangement at the meeting, we will make a subsequent application to the Supreme Court of Bermuda seeking authorization or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the hearing (the “Sanction Hearing”) to be held on August 14, 2009 at the Supreme Court in Hamilton, Bermuda. If you are

an Accenture Ltd Class X common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the Sanction Hearing by any Accenture Ltd Class X common shareholder who holds shares through a broker.

Proof of ownership of Class X common shares, as well as a form of personal identification, must be presented in order to be admitted to the meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the meeting.

This notice is delivered together with the accompanying proxy statement.

By Order of the Board of Directors

DOUGLAS G. SCRIVNER

General Counsel and Secretary

Dated: June 24, 2009

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL COURT-ORDERED CLASS MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR CLASS X COMMON SHARES BY PHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 105 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 877-ACN-5659 (+1 877-226-5659) and outside the United States and Puerto Rico at +1 678-999-4566, by e-mail at investor.relations@accenture.com or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA and on the Investor Relations section of our website (http://investor.accenture.com). To ensure timely delivery of these documents, any request should be made by July 28, 2009. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in the accompanying proxy statement.

NOTICE OF SPECIAL GENERAL MEETING OF ACCENTURE LTD

CLASS A COMMON SHAREHOLDERS AND CLASS X COMMON SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the common shareholders of Accenture Ltd:

Accenture Ltd, a company organized under the laws of Bermuda, will hold a special general meeting of the holders of its Class A common shares and Class X common shares at 1345 Avenue of the Americas, 6th Floor, New York, New York, 10105, USA, commencing at 11:30 a.m., local time (or, if later, immediately following the conclusion of the class meeting of the holders of the Class X common shares), on August 5, 2009 to vote:

1.	to approve (subject to the Scheme of Arrangement attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”) being approved at the class meetings by both the Class A common shareholders and the Class X common shareholders) the reduction of share premium to establish distributable reserves of Accenture plc through the reduction of its share premium account that was previously approved by Accenture Ltd and the other current shareholders of Accenture plc (as described in the accompanying proxy statement);

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposals at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

The Board of Directors has set June 19, 2009 as the record date for the meeting. This means that only those persons who were registered holders of Accenture Ltd Class A common shares or Class X common shares at the close of business on that record date will be entitled to receive notice of the meeting and to attend and vote at the meeting and any adjournments or postponements thereof. This proxy statement contains additional information on how to attend the meeting and vote your shares in person. To vote your shares, you will need the control number included on the proxy card accompanying this proxy statement.

The accompanying proxy statement and the accompanying proxy card are first being sent to Accenture Ltd Class A common shareholders and Class X common shareholders on or about June 26, 2009.

Proof of ownership of Class A common shares or Class X common shares, as well as a form of personal identification, must be presented in order to be admitted to the meeting.

If you hold Class A common shares in the name of a bank, broker or other holder of record and you plan to attend the special court-ordered class meeting of Accenture Ltd common shareholders, you must present proof of your ownership of Class A common shares, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the meeting.

This notice is delivered together with the accompanying proxy statement.

By Order of the Board of Directors

DOUGLAS G. SCRIVNER

General Counsel and Secretary

Dated: June 24, 2009

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL GENERAL MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR CLASS A COMMON SHARES AND CLASS X COMMON SHARES BY PHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 105 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 877-ACN-5659 (+1 877-226-5659) and outside the United States and Puerto Rico at +1 678-999-4566, by e-mail at investor.relations@accenture.com or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA and on the Investor Relations section of our website (http://investor.accenture.com). To ensure timely delivery of these documents, any request should be made by July 28, 2009. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in the accompanying proxy statement.

Accenture Ltd c/o National City Bank Shareholder Services Operations Locator 5352 P.O. Box 94509 Cleveland, OH 44193-4509

SUBMIT YOUR PROXY BY INTERNET AT WWW.CESVOTE.COM

Have your proxy card available when you access the website at www.cesvote.com and follow the simple instructions to record your proxy.

SUBMIT YOUR PROXY BY Telephone at 1-888-693-8683

Have your proxy card available when you call 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your proxy.

SUBMIT YOUR PROXY BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or mail it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253.

Submit Your Proxy by Internet Access the website and cast your vote: www.cesvote.com	Submit Your Proxy by Telephone Call toll-free using a touch-tone phone: 1-888-693-8683	Submit Your Proxy by Mail Return your proxy in the envelope provided

Submit your proxy 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on August 5, 2009 (August 3, 2009 for Accenture employees and former employees who are submitting proxies for shares received through our employee plans and held by Citigroup Global Markets Inc.) to be counted in the final tabulation.

If you submit your proxy by Internet or telephone, please do not mail your proxy card.

Proxy must be signed and dated below.

i Please fold and detach card at perforation before mailing i

ACCENTURE LTD	PROXY

This proxy is solicited on behalf of the Board of Directors for (1) the special court-ordered class meeting of Accenture Ltd Class A common shareholders and (2) the special court-ordered class meeting of Accenture Ltd Class X common shareholders and (3) the special general meeting of all Accenture Ltd shareholders, each to be held on August 5, 2009 (together, the “Meetings”).

The undersigned appoints William D. Green, Pamela J. Craig and Douglas G. Scrivner as proxies, each with full power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse side, all Class A common shares and/or Class X common shares of Accenture Ltd held of record by the undersigned on June 19, 2009, at each of the Meetings at which the undersigned is entitled to attend and vote, and at any adjournment or postponement thereof. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Meetings (including any motion to amend the resolutions proposed at this meeting and any motions to adjourn any Meeting) and at any adjournment or postponement thereof.

☐    Please mark here for address changes or comments. INDICATE CHANGES OR COMMENTS BELOW.

Signature

Signature (if held by joint holders)

Date:
Please sign this proxy card exactly as your name appears to the left. Proxies should be dated when signed. When shares are held by joint holders, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If a corporation, a duly authorized officer of the corporation should sign on behalf of the corporation, or the seal of the corporation should be affixed. If a partnership, a partner should sign in the partnership’s name.

MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!

Please submit your proxy via the Internet or by telephone using the instructions on the reverse side of this proxy card, or mark, sign, date and return this proxy card in the enclosed reply envelope. In order for your mailed proxy to be counted, your proxy must be received no later than 5:00 p.m. Eastern Time on August 4, 2009 (August 2, 2009 if you are an Accenture employee or former employee and your shares are held through Citigroup Global Markets Inc.). Submitting your proxy will not affect your right to vote in person if you decide to revoke your proxy and attend the Meetings relevant to your shareholding.

CLASS A COMMON SHAREHOLDERS

IF YOU HOLD CLASS A COMMON SHARES ONLY, THIS PROXY FORM IS RELEVANT TO THE SPECIAL COURT-ORDERED CLASS MEETING OF ACCENTURE LTD CLASS A COMMON SHAREHOLDERS AND THE SPECIAL GENERAL MEETING OF ALL ACCENTURE LTD SHAREHOLDERS. PLEASE COMPLETE PARTS I AND III OF THIS PROXY FORM TO HAVE YOUR SHARES VOTED AT THOSE MEETINGS.

CLASS X COMMON SHAREHOLDERS

IF YOU HOLD CLASS X COMMON SHARES ONLY, THIS PROXY FORM IS RELEVANT TO THE SPECIAL COURT-ORDERED CLASS MEETING OF ACCENTURE LTD CLASS X COMMON SHAREHOLDERS AND THE SPECIAL GENERAL MEETING OF ALL ACCENTURE LTD SHAREHOLDERS. PLEASE COMPLETE PARTS II AND III OF THIS PROXY FORM TO HAVE YOUR SHARES VOTED AT THOSE MEETINGS.

CLASS A COMMON SHAREHOLDERS AND CLASS X COMMON SHAREHOLDERS

IF YOU HOLD CLASS A COMMON SHARES AND CLASS X COMMON SHARES, THIS PROXY FORM IS RELEVANT TO EACH OF THE MEETINGS. PLEASE COMPLETE PARTS I, II AND III OF THIS PROXY FORM TO HAVE YOUR SHARES VOTED AT THOSE MEETINGS.

Proxy must be signed and dated on the reverse side.

ÀPlease fold and detach card at perforation before mailing. À

ACCENTURE LTD	PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN AND RETURN THIS PROXY BUT NO DIRECTIONS ARE GIVEN, THEN THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS ON WHICH YOU ARE ENTITLED TO VOTE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE ANY OF THE MEETINGS.

PART I ACCENTURE LTD CLASS A COMMON SHAREHOLDER CLASS MEETING PROPOSALS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.	Approval of the Scheme of Arrangement attached to the accompanying proxy statement as Annex A as it applies to the Class A common shareholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approval of the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Accenture Ltd Class A common shareholder class meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
PART II ACCENTURE LTD CLASS X COMMON SHAREHOLDER CLASS MEETING PROPOSALS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.	Approval of the Scheme of Arrangement attached to the accompanying proxy statement as Annex A as it applies to the Class X common shareholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approval of the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Accenture Ltd Class X common shareholder class meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
PART III ACCENTURE LTD SPECIAL GENERAL MEETING PROPOSALS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.	If the Scheme of Arrangement is approved, approval of the establishment of distributable reserves of Accenture plc (through the reduction of its share premium account) that was previously approved by Accenture Ltd and the other current shareholders of Accenture plc
	(as described in the accompanying proxy statement).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approval of the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposal at the time of the special general meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		Please check this box if you plan to attend the meeting.		☐